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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Liberty Expedia Holdings, Inc.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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LIBERTY EXPEDIA HOLDINGS, INC.
12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5800

April 25, 2017

Dear Stockholder:

        You are cordially invited to attend the 2017 annual meeting of stockholders of Liberty Expedia Holdings, Inc. (Liberty Expedia) to be held at 8:00 a.m., local time, on June 20, 2017, at the corporate offices of Liberty Expedia, 12300 Liberty Boulevard, Englewood, Colorado 80112, telephone (720) 875-5800.

        At the annual meeting, you will be asked to consider and vote on the proposals described in the accompanying notice of annual meeting and proxy statement, as well as on such other business as may properly come before the meeting.

        Your vote is important, regardless of the number of shares you own. Whether or not you plan to attend the annual meeting, please read the enclosed proxy materials and then promptly vote via the Internet or telephone or, if you received a paper proxy card, by completing, signing and returning by mail the enclosed proxy card. Doing so will not prevent you from later revoking your proxy or changing your vote at the meeting.

        Thank you for your cooperation and continued support and interest in Liberty Expedia.

Very truly yours,

Christopher W. Shean President and Chief Executive Officer

        The Notice of Internet Availability of Proxy Materials is first being mailed on or about April 28, 2017, and the proxy materials relating to the annual meeting will first be made available on or about the same date.

LIBERTY EXPEDIA HOLDINGS, INC.
12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5800

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be Held on June 20, 2017

        NOTICE IS HEREBY GIVEN of the annual meeting of stockholders of Liberty Expedia Holdings, Inc. (Liberty Expedia) to be held at 8:00 a.m., local time, on June 20, 2017, at the corporate offices of Liberty Expedia, 12300 Liberty Boulevard, Englewood, Colorado 80112, telephone (720) 875-5800, to consider and vote on the following proposals:

  1.
  A proposal (which we refer to as the election of directors proposal) to elect John C. Malone, Stephen M. Brett, Gregg L. Engles, Scott W. Schoelzel and Christopher W. Shean to continue serving as Common Stock Directors of our board, until the 2018 annual meeting or their earlier resignation or removal;

  2.
  A proposal (which we refer to as the incentive plan proposal) to adopt the Liberty Expedia Holdings, Inc. 2016 Omnibus Incentive Plan;

  3.
  A proposal (which we refer to as the say-on-pay proposal) to approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement under the heading "Executive Compensation";

  4.
  A proposal (which we refer to as the say-on-frequency proposal) to approve, on an advisory basis, the frequency at which future say-on-pay votes will be held; and

  5.
  A proposal (which we refer to as the auditors ratification proposal) to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2017.

        You may also be asked to consider and vote on such other business as may properly come before the annual meeting.

        Holders of record of our Series A common stock, par value $0.01 per share, and Series B common stock, par value $0.01 per share, in each case, outstanding as of 5:00 p.m., New York City time, on April 24, 2017, the record date for the annual meeting, will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof. These holders will vote together as a single class on each proposal. A list of stockholders entitled to vote at the annual meeting will be available at our offices at 12300 Liberty Boulevard, Englewood, Colorado 80112 for review by our stockholders for any purpose germane to the annual meeting for at least ten days prior to the annual meeting.

        We describe the proposals in more detail in the accompanying proxy statement. We encourage you to read the proxy statement in its entirety before voting.

        Our board of directors has unanimously approved each proposal and recommends that you vote "FOR" the election of each director nominee and "FOR" each of the incentive plan proposal, the say-on-pay proposal and the auditors ratification proposal. Our board of directors also recommends that you vote in favor of the "3 YEARS" frequency option with respect to the say-on-frequency proposal.

        Votes may be cast in person at the annual meeting or by proxy prior to the meeting by telephone, via the Internet, or by mail.

        YOUR VOTE IS IMPORTANT.    Voting promptly, regardless of the number of shares you own, will aid us in reducing the expense of any further proxy solicitation in connection with the annual meeting.

By order of the board of directors,

Pamela L. Coe Senior Vice President, Deputy General Counsel and Secretary

Englewood, Colorado
April 25, 2017

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE VOTE PROMPTLY VIA TELEPHONE OR ELECTRONICALLY VIA THE INTERNET. ALTERNATIVELY, IF YOU RECEIVED A PAPER PROXY CARD, PLEASE COMPLETE, SIGN AND RETURN BY MAIL THE ENCLOSED PAPER PROXY CARD.

i

ii

LIBERTY EXPEDIA HOLDINGS, INC.

a Delaware corporation

12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5800

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS

        We are furnishing this proxy statement in connection with the board of directors' solicitation of proxies for use at our 2017 Annual Meeting of Stockholders to be held at 8:00 a.m., local time, at the corporate offices of Liberty Expedia Holdings, Inc. (Liberty Expedia), 12300 Liberty Boulevard, Englewood, Colorado 80112 on June 20, 2017, or at any adjournment or postponement of the annual meeting. At the annual meeting, we will ask you to consider and vote on the proposals described in the accompanying Notice of Annual Meeting of Stockholders. The proposals are described in more detail in this proxy statement. We are soliciting proxies from holders of our Series A common stock, par value $0.01 per share (LEXEA), and Series B common stock, par value $0.01 per share (LEXEB). We refer to LEXEA and LEXEB together as our common stock.

        On November 4, 2016, the split-off of our company (formerly a wholly-owned subsidiary of Liberty Interactive Corporation (Liberty Interactive)) from Liberty Interactive was completed (the Split-Off). Following the Split-Off, we are comprised of, among other things, Liberty Interactive's former ownership interest in Expedia, Inc. (Expedia), as well as Liberty Interactive's former wholly-owned subsidiary Bodybuilding.com, LLC (now known as Vitalize, LLC).

        Following the Split-Off, our company and Liberty Interactive operate as separate, publicly traded companies, and neither has any stock ownership, beneficial or otherwise, in the other.

THE ANNUAL MEETING

Notice and Access of Proxy Materials

        We have elected, in accordance with the Securities and Exchange Commission's (the SEC) "Notice and Access" rule, to deliver a Notice of Internet Availability of Proxy Materials (the Notice) to our stockholders and to post our proxy statement and our annual report to our stockholders (collectively, the proxy materials) electronically. The Notice is first being mailed to our stockholders on or about April 28, 2017. The proxy materials will first be made available to our stockholders on or about the same date.

        The Notice instructs you how to access and review the proxy materials and how to submit your proxy via the Internet or by telephone. The Notice also instructs you how to request and receive a paper copy of the proxy materials, including a proxy card or voting instruction form, at no charge. We will not mail a paper copy of the proxy materials to you unless specifically requested to do so.

Electronic Delivery

        Registered stockholders may elect to receive future notices and proxy materials by e-mail. To sign up for electronic delivery, go to www.computershare.com/investor. Stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery when voting by Internet at www.proxyvote.com by following the prompts. Also, stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery by contacting their nominee. Once you sign up, you will not receive a printed copy of the notices and proxy materials, unless you request them. If you are a registered stockholder, you may suspend electronic delivery of the notices and proxy materials at any time by contacting our transfer agent, Computershare, at 866-367-6355 (outside the

United States 1-781-575-3400). Stockholders who hold shares through a bank, brokerage firm or other nominee should contact their nominee to suspend electronic delivery.

Time, Place and Date

        The annual meeting of stockholders is to be held at 8:00 a.m., local time, on June 20, 2017, at the corporate offices of Liberty Expedia, 12300 Liberty Boulevard, Englewood, Colorado 80112, telephone (720) 875-5800.

Purpose

        At the annual meeting, you will be asked to consider and vote on each of the following:

  •
  the election of directors proposal, to elect John C. Malone, Stephen M. Brett, Gregg L. Engles, Scott W. Schoelzel and Christopher W. Shean to continue serving as Common Stock Directors of our board, until the 2018 annual meeting or their earlier resignation or removal;

  •
  the incentive plan proposal, to adopt the Liberty Expedia Holdings, Inc. 2016 Omnibus Incentive Plan;

  •
  the say-on-pay proposal, to approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement under the heading "Executive Compensation";

  •
  the say-on-frequency proposal, to approve, on an advisory basis, the frequency at which future say-on-pay votes will be held; and

  •
  the auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2017.

        You may also be asked to consider and vote on such other business as may properly come before the annual meeting, although we are not aware at this time of any other business that might come before the annual meeting.

Quorum

        In order to conduct the business of the annual meeting, a quorum must be present. This means that the holders of at least a majority of the aggregate voting power represented by the shares of our common stock outstanding on the record date and entitled to vote at the annual meeting must be represented at the annual meeting either in person or by proxy. For purposes of determining a quorum, your shares will be included as represented at the meeting even if you indicate on your proxy that you abstain from voting. If a broker, who is a record holder of shares, indicates on a form of proxy that the broker does not have discretionary authority to vote those shares on a particular proposal or proposals, or if those shares are voted in circumstances in which proxy authority is defective or has been withheld, those shares (broker non-votes) will nevertheless be treated as present for purposes of determining the presence of a quorum. See "—Voting Procedures for Shares Held in Street Name—Effect of Broker Non-Votes" below.

Who May Vote

        Holders of shares of our common stock, as recorded in our stock register as of 5:00 p.m., New York City time, on April 24, 2017 (such date and time, the record date for the annual meeting), will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof.

Votes Required

        Each director nominee who receives a plurality of the combined voting power of the outstanding shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors at the annual meeting, voting together as a single class, will be elected to office.

        Approval of each of the incentive plan proposal, the say-on-pay proposal and the auditors ratification proposal requires the affirmative vote of the holders of a majority of the aggregate voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class.

        The say-on-frequency proposal provides for stockholders to vote for one of three potential frequencies (every one year, two years or three years) for future say-on-pay votes. Stockholders also have the option to abstain from such vote if they do not wish to express a preference. If one of such frequencies receives a majority of the affirmative votes cast on the say-on-frequency proposal by the holders of shares of our common stock that are present, in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, the frequency receiving such majority vote will be the frequency selected by our board of directors for future say-on-pay votes.

Votes You Have

        With respect to the election of directors proposal, prior to the Series B Director Termination Time (as defined below in "—Proposals of Our Board—Proposal 1—The Election of Directors Proposal—Board of Directors"), the Common Stock Director nominees identified in this proxy statement will be elected by the holders of shares of LEXEA and holders of shares of LEXEB, with holders of our LEXEA shares having one vote per share and holders of our LEXEB shares having two votes per share, in each case, that our records show are owned as of the record date.

        With respect to all other proposals to be presented at the annual meeting, holders of shares of LEXEA will have one vote per share and holders of shares of LEXEB will have ten votes per share, in each case, that our records show are owned as of the record date.

Recommendation of Our Board of Directors

        Our board of directors has unanimously approved each of the proposals and recommends that you vote "FOR" the election of each director nominee and "FOR" each of the incentive plan proposal, the say-on-pay proposal and the auditors ratification proposal. Our board of directors also recommends that you vote in favor of the "3 YEARS" frequency option with respect to the say-on-frequency proposal.

Shares Outstanding

        As of the record date, an aggregate of 54,317,551 shares of LEXEA and 2,847,876 shares of LEXEB were issued and outstanding and entitled to vote at the annual meeting.

Number of Holders

        There were, as of the record date, 1,168 and 64 record holders of LEXEA and LEXEB, respectively (which amounts do not include the number of stockholders whose shares are held of record by banks, brokers or other nominees, but include each such institution as one holder).

Voting Procedures for Record Holders

        Holders of record of our common stock as of the record date may vote in person at the annual meeting, by telephone or through the Internet. Alternatively, if they received a paper proxy card, they may give a proxy by completing, signing, dating and returning the proxy card by mail. Instructions for voting by using the telephone or the Internet are printed on the Notice or the proxy card. In order to vote through the Internet, holders should have their Notices or proxy cards available so they can input the required information from the Notice or the proxy card, and log onto the Internet website address shown on the Notice or proxy card. When holders log onto the Internet website address, they will receive instructions on how to vote their shares. The telephone and Internet voting procedures are designed to authenticate votes cast by use of a personal identification number, which will be provided to each voting stockholder separately. Unless subsequently revoked, shares of our common stock represented by a proxy submitted as described herein and received at or before the annual meeting will be voted in accordance with the instructions on the proxy.

        YOUR VOTE IS IMPORTANT.    It is recommended that you vote by proxy even if you plan to attend the annual meeting. You may change your vote at the annual meeting.

        If you submit a properly executed proxy without indicating any voting instructions as to a proposal enumerated in the Notice of Annual Meeting of Stockholders, the shares represented by the proxy will be voted "FOR" the election of each director nominee, "FOR" each of the incentive plan proposal, the say-on-pay proposal, and the auditors ratification proposal and, in the case of the say-on-frequency proposal, will be voted in favor of the "3 YEARS" frequency option.

        If you submit a proxy indicating that you abstain from voting as to a proposal, it will have no effect on the election of directors proposal or the say-on-frequency proposal, and it will have the same effect as a vote "AGAINST" each of the other proposals.

        If you do not submit a proxy or you do not vote in person at the annual meeting, your shares will not be counted as present and entitled to vote for purposes of determining a quorum, and your failure to vote will have no effect on determining whether any of the proposals are approved (if a quorum is present).

Voting Procedures for Shares Held in Street Name

        General.    If you hold your shares in the name of a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee when voting your shares or to grant or revoke a proxy. The rules and regulations of the New York Stock Exchange and The Nasdaq Stock Market prohibit brokers, banks and other nominees from voting shares on behalf of their clients with respect to numerous matters, including, in our case, all of the proposals described in this proxy statement other than the auditors ratification proposal. Accordingly, to ensure your shares held in street name are voted on these matters, we encourage you to provide promptly specific voting instructions to your broker, bank or other nominee.

        Effect of Broker Non-Votes.    Broker non-votes are counted as shares of our common stock present and entitled to vote for purposes of determining a quorum but will have no effect on any of the proposals. You should follow the directions your broker, bank or other nominee provides to you regarding how to vote your shares of common stock or how to change your vote or revoke your proxy.

Revoking a Proxy

        If you submitted a proxy prior to the start of the annual meeting, you may change your vote by voting in person at the annual meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Liberty Expedia Holdings, Inc., c/o Computershare Investor Services, P.O. Box 30170, College Station, Texas 77842. Any signed proxy revocation or new signed proxy must be received before the start of the annual meeting. In addition, you may change your vote through the Internet or by telephone (if you originally voted by the corresponding method) not later than 2:00 a.m., New York City time, on June 20, 2017.

        Your attendance at the annual meeting will not, by itself, revoke a prior vote or proxy from you.

        If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.

Solicitation of Proxies

        We are soliciting proxies by means of our proxy statement and our annual report (together, the proxy materials) on behalf of our board of directors. In addition to this mailing, our employees may solicit proxies personally or by telephone. We pay the cost of soliciting these proxies. We also reimburse brokers and other nominees for their expenses in sending the Notice and, if requested, paper proxy materials to you and getting your voting instructions.

        If you have any further questions about voting or attending the annual meeting, please contact Liberty Expedia Investor Relations at (844) 826-8736.

Other Matters to Be Voted on at the Annual Meeting

        Our board of directors is not currently aware of any business to be acted on at the annual meeting other than that which is described in the Notice of Annual Meeting of Stockholders and this proxy statement. If, however, other matters are properly brought to a vote at the annual meeting, the persons designated as proxies will have discretion to vote or to act on these matters according to their best judgment. In the event there is a proposal to adjourn or postpone the annual meeting, the persons designated as proxies will have discretion to vote on that proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

        The following table sets forth information concerning shares of our common stock beneficially owned by each person or entity known by us to own more than five percent of the outstanding shares of any series of our common stock. All of such information is based on publicly available filings.

        The security ownership information is given as of February 28, 2017, and, in the case of percentage ownership information, is based upon 54,115,752 LEXEA shares and 2,847,876 LEXEB shares, in each case, outstanding on that date. The percentage voting power is presented on an aggregate basis for all series of common stock.

Name and Address of Beneficial Owner	Title of Series	Amount and Nature of Beneficial Ownership		Percent of Series (%)	Voting Power (%)(1)		Voting Power (%)(2)
John C. Malone	LEXEA	404,659	(3)(4)	*	33.0	(4)	9.6	(4)
c/o Liberty Expedia Holdings, Inc.	LEXEB	2,680,783	(3)(4)	94.1
12300 Liberty Blvd.
Englewood, CO 80112
Barry Diller	LEXEA	404,659	(4)	*	32.4		9.5
c/o IAC/InterActiveCorp	LEXEB	2,636,329	(4)	92.6
555 West 18th Street
New York, NY 10011
T. Rowe Price Associates, Inc.	LEXEA	6,287,162	(5)	11.6	7.6		10.5
100 E. Pratt Street	LEXEB	—		—
Baltimore, MD 21202
FPR Partners, LLC	LEXEA	5,405,605	(6)	10.0	6.5		9.0
199 Fremont Street, Suite 2500	LEXEB	—		—
San Francisco, CA 94105
The Vanguard Group	LEXEA	3,965,976	(7)	7.3	4.8		6.6
100 Vanguard Blvd.	LEXEB	—		—
Malvern, PA 19355

*
Less than one percent.

(1)
Represents voting power on all matters except for the election of Common Stock Directors prior to the Series B Director Termination Time. See "—The Annual Meeting—Votes You Have" above.

(2)
Represents voting power solely with respect to the election of Common Stock Directors prior to the Series B Director Termination Time. See "—The Annual Meeting—Votes You Have" above.

(3)
Information with respect to shares of our common stock beneficially owned by Mr. Malone, our Chairman of the Board, is also set forth in "—Security Ownership of Management."

(4)
Based on Schedule 13D, filed November 14, 2016 by Barry Diller (Diller), Chairman and Senior Executive of IAC/InterActiveCorp and Chairman and Senior Executive of Expedia, Inc. (Expedia), which states that, with respect to shares of LEXEA and LEXEB, Diller has shared voting power and shared dispositive power over 404,659 LEXEA shares and shared voting power and shared dispositive power over 2,636,329 LEXEB shares pursuant to that certain Proxy and Voting Agreement, dated as of November 4, 2016 (Malone Proxy), by and among Mr. Malone, Leslie Malone and Diller. Under the Malone Proxy, Mr. and Mrs. Malone (together, the Malone Group) have granted Diller an irrevocable proxy over the shares of LEXEA and LEXEB beneficially owned by the Malone Group, subject to certain exceptions, until the termination of that certain

  Amended and Restated Transaction Agreement, dated as of September 22, 2016 (the Transaction Agreement), among our company, Liberty Interactive, the Malone Group and Diller (the Proxy Arrangement Termination Date). See "Relationship Among Our Company, the Malone Group, Diller and Expedia—Proxy Arrangements—Malone Proxy."

(5)
Based on Amendment No. 1 to Schedule 13G, filed February 7, 2017, jointly by T. Rowe Price Associates, Inc. (T. Rowe Price Associates) and T. Rowe Price New Horizons Fund, Inc. (T. Rowe Price New Horizons), which states that T. Rowe Price Associates has sole voting power over 1,152,719 LEXEA shares and sole dispositive power over 6,287,162 LEXEA shares, which includes 4,619,318 LEXEA shares over which T. Rowe Price New Horizons has sole voting power.

(6)
Based on Schedule 13G, filed February 14, 2017, jointly by FPR Partners, LLC (FPR), Andrew Raab and Bob Peck, which states that FPR, Mr. Raab and Mr. Peck have shared voting power and shared dispositive power over 5,405,605 LEXEA shares. FPR, Mr. Raab and Mr. Peck each disclaim beneficial ownership over such shares except to the extent of such reporting person's pecuniary interest therein.

(7)
Based on Schedule 13G, filed February 10, 2017, by The Vanguard Group (Vanguard), which states that Vanguard has sole dispositive power over 3,930,190 LEXEA shares, shared dispositive power over 35,786 LEXEA shares, sole voting power over 32,068 LEXEA shares and shared voting power over 6,398 LEXEA shares.

Security Ownership of Management

        The following table sets forth information with respect to the ownership by each of our directors and named executive officers and by all of our directors and executive officers as a group of shares of (1) each series of our common stock (LEXEA and LEXEB) and (2) the common stock, par value $0.0001 per share (EXPE), of our consolidated subsidiary Expedia. None of our directors or named executive officers own shares of Expedia's Class B common stock, $0.0001 par value per share (Expedia Class B). The security ownership information with respect to our common stock is given as of February 28, 2017 and, in the case of percentage ownership information, is based upon 54,115,752 LEXEA shares and 2,847,876 LEXEB shares, in each case, outstanding on that date. The security ownership information with respect to Expedia is given as of February 28, 2017, and, in the case of percentage ownership information, is based on 137,008,389 EXPE shares and 12,799,999 Expedia Class B shares, in each case, outstanding on January 27, 2017. The percentage voting power is presented in the table below on an aggregate basis for all series of common stock.

        Shares of restricted stock that have been granted pursuant to our and Expedia's incentive plans are included in the outstanding share numbers, for purposes of the table below and throughout this proxy statement. The table also includes performance-based restricted shares that had been certified as earned on or before February 28, 2017 that will be settled in shares of our common stock within 60 days of such date. Shares of common stock issuable upon exercise or conversion of options, warrants and convertible securities that were exercisable or convertible on or within 60 days after February 28, 2017 are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of that person and for the aggregate percentage owned by the directors and named executive officers as a group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other individual person. For purposes of the following presentation, beneficial ownership of shares of LEXEB, though convertible on a one-for-one basis into shares of LEXEA, are reported as beneficial ownership of LEXEB only, and not as beneficial ownership of LEXEA. So far as is known to us, the persons indicated below have sole voting and dispositive power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table.

        The number of shares indicated as owned by the following persons includes interests in shares held by the Liberty Media 401(k) Savings Plan (the 401(k) Plan) as of February 28, 2017. In March 2017,

the trustee of the 401(k) Plan completed the liquidation of shares of our common stock held by participants in the 401(k) Plan and, as a result, the following persons no longer hold interests in shares of our common stock held by the 401(k) Plan. Prior to such time, shares held by the trustee of the 401(k) Plan for the benefit of these persons would have been voted as directed by such persons.

Name	Title of Series	Amount and Nature of Beneficial Ownership		Percent of Series (%)	Voting Power (%)(1)		Voting Power (%)(2)
(In thousands)
John C. Malone	LEXEA	405	(3)(4)(5)	*	33.0		9.6
Chairman of the Board	LEXEB	2,681	(3)(4)(6)	94.1
	EXPE	—		—	—
Christopher W. Shean	LEXEA	76	(7)(8)(9)	*	*		*
President, Chief Executive Officer	LEXEB	—		—
and Director	EXPE	**		*	*
Stephen M. Brett	LEXEA	**		*	*		*
Director	LEXEB	—		—
	EXPE	—		—	—
Gregg L. Engles	LEXEA	—		—	—		—
Director	LEXEB	—		—
	EXPE	—		—	—
Robert Hammond	LEXEA	—		—	—		—
Director	LEXEB	—		—
	EXPE	—		—	—
Scott W. Schoelzel	LEXEA	—		—	—		—
Director	LEXEB	—		—
	EXPE	—		—	—
Alexander von Furstenberg	LEXEA	—		—	—		—
Director	LEXEB	—		—
	EXPE	440	(10)	*	*
Richard N. Baer	LEXEA	25	(7)	*	*		*
Chief Legal Officer	LEXEB	—		—
	EXPE	—		—	—
Wade D. Haufschild	LEXEA	10	(7)(9)	*	*		*
Chief Financial Officer	LEXEB	—		—
	EXPE	—		—	—
Albert E. Rosenthaler	LEXEA	43	(7)(8)(9)	*	*		*
Chief Corporate Development	LEXEB	—		—
Officer	EXPE	—		—	—
All directors and executive officers as a group (10 persons)	LEXEA	561	(3)(4)(5)(7)(8)(9)	1.0	33.1	(3)	9.9	(3)
	LEXEB	2,681	(3)(4)(6)	94.1
	EXPE	441	(10)	*	*

*
Less than one percent.

**
Less than 1,000 shares.

(1)
Represents voting power on all matters except for the election of Common Stock Directors prior to the Series B Director Termination Time. See "—The Annual Meeting—Votes You Have" above.

(2)
Represents voting power solely with respect to the election of Common Stock Directors prior to the Series B Director Termination Time. See "—The Annual Meeting—Votes You Have" above.

(3)
Pursuant to the Malone Proxy, Mr. Malone and his wife have granted Diller an irrevocable proxy over the shares of our common stock beneficially owned by the Malone Group, subject to certain exceptions, until the Proxy Arrangement Termination Date. See "Relationship Among Our Company, the Malone Group, Diller and Expedia—Proxy Arrangements—Malone Proxy."

(4)
Includes 52,828 LEXEA shares and 82,565 LEXEB shares held by Mr. Malone's wife, Mrs. Leslie Malone, as to which shares Mr. Malone has disclaimed beneficial ownership.

(5)
Includes 273,431 shares of LEXEA pledged to Fidelity Brokerage Services, LLC (Fidelity) in connection with certain margin loan facility extended by Fidelity.

(6)
Includes 44,455 shares of LEXEB held by two trusts which are managed by an independent trustee, of which the beneficiaries are Mr. Malone's adult children and in which Mr. Malone has no pecuniary interest. Mr. Malone retains the right to substitute assets held by the trusts and has disclaimed beneficial ownership of the shares held by the trusts.

(7)
Includes beneficial ownership of shares that may be acquired upon exercise of, or which relate to, stock options exercisable within 60 days after February 28, 2017.

LEXEA
Richard N. Baer	22,889
Wade D. Haufschild	8,684
Albert E. Rosenthaler	23,262
Christopher W. Shean	44,692

Total	99,527

(8)
Includes shares held in the 401(k) Plan as follows:

LEXEA
Albert E. Rosenthaler	1,238
Christopher W. Shean	879

Total	2,117

(9)
Includes performance-based restricted shares that had been certified as earned on or before February 28, 2017 that will be settled in shares of our common stock within 60 days after such date, as follows.

LEXEA
Wade D. Haufschild	827
Albert E. Rosenthaler	2,680
Christopher W. Shean	2,680

Total	6,187

(10)
Includes 439,522 EXPE shares held by a family trust over which Mr. von Furstenberg has sole voting and investment power.

Changes in Control

        Except as described below in "Relationship Among Our Company, the Malone Group, Diller and Expedia," we know of no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of our company.

PROPOSALS OF OUR BOARD

        The following proposals will be presented at the annual meeting by our board of directors.

PROPOSAL 1—THE ELECTION OF DIRECTORS PROPOSAL

Board of Directors

        Our board of directors currently consists of seven directors, five of whom are designated as Common Stock Directors (the Common Stock Directors) and are elected by the holders of our outstanding shares of LEXEA and LEXEB, and two of whom are designated as Series B Directors (the Series B Directors) and are elected by holders of our outstanding shares of LEXEB. Our Common Stock Directors, whose terms will expire at the annual meeting, are John C. Malone, Stephen M. Brett, Gregg L. Engles, Scott W. Schoelzel and Christopher W. Shean. These directors are nominated for election to our board to continue to serve as Common Stock Directors, and we have been informed that each of these directors is willing to continue to serve as a director of our company. The term of the Common Stock Directors who are elected at the annual meeting will expire at the annual meeting of our stockholders in the year 2018. The term of our Series B Directors, Alexander von Furstenberg and Robert Hammond, will expire upon the earlier of (i) the termination of the Assignment Agreement, dated November 4, 2016, between our company and Diller (the Diller Assignment) (the date and time of such termination, the Series B Director Termination Time) or (ii) the second annual meeting of our stockholders after November 4, 2016.

        If any nominee should decline election or should become unable to serve as a director of our company for any reason before election at the annual meeting, votes will be cast by the persons appointed as proxies for a substitute nominee, if any, designated by the board of directors.

        The following lists the five nominees for election as Common Stock Directors at the annual meeting and the two Series B Directors whose term of office will continue after the annual meeting, and includes as to each person how long such person has been a director of our company, such person's professional background, other public company directorships and other factors considered in the determination that such person possesses the requisite qualifications and skills to serve as a member of our board of directors. The number of shares of our common stock beneficially owned by each director, as of February 28, 2017, is set forth in this proxy statement under the caption "Security Ownership of Certain Beneficial Owners and Management—Security Ownership of Management."

  Nominees for Election as Common Stock Directors

  John C. Malone

  •
  Age:  76

  •
  Chairman of the Board of our company.

  •
  Professional Background:  Mr. Malone has served as the Chairman of the Board of our company since November 2016. He has also served as Chairman of the Board of Liberty Interactive, including its predecessors, since its inception in 1994 and served as Liberty Interactive's Chief Executive Officer from August 2005 to February 2006. Mr. Malone served as Chairman of the Board of Tele-Communications, Inc. (TCI) from November 1996 until March 1999, when it was acquired by AT&T Corp., and as Chief Executive Officer of TCI from January 1994 to March 1997.

  •
  Other Public Company Directorships:  Mr. Malone has served as (i) Chairman of the Board of Liberty Media Corporation (Liberty Media), including its predecessor, since August 2011 and as a director since December 2010, (ii) Chairman of the Board of Liberty Broadband Corporation (Liberty Broadband) since November 2014 and (iii) Chairman of the Board of Liberty

    Global plc (LGP) since June 2013, having previously served as Chairman of the Board of Liberty Global, Inc. (LGI), LGP's predecessor, from June 2005 to June 2013, as a director of LGI's predecessor, Liberty Media International, Inc., from March 2004 to June 2005, and a director of UnitedGlobalCom, Inc., now a subsidiary of LGP, from January 2002 to June 2005. He has served as (i) a director of Discovery Communications, Inc. (Discovery) since September 2008 and served as a director of Discovery's predecessor Discovery Holding Company from May 2005 to September 2008, and as Chairman of the Board from March 2005 to September 2008, (ii) a director of Expedia, Inc. since December 2012, having previously served as a director from August 2005 to November 2012, (iii) a director of Charter Communications, Inc. since May 2013 and (iv) a director of Lions Gate Entertainment Corp. since March 2015. Previously, he served as (i) Chairman of the Board of Liberty TripAdvisor Holdings, Inc. (Liberty TripAdvisor) from August 2014 to June 2015, (ii) a director of Sirius XM Holdings, Inc. from April 2009 to May 2013, (iii) a director of Ascent Capital Group, Inc. from January 2010 to September 2012, (iv) a director of Live Nation Entertainment, Inc. from January 2010 to February 2011, (v) a director of DIRECTV and its predecessors from February 2008 to June 2010, and (vi) a director of IAC/InterActiveCorp from May 2006 to June 2010.

  •
  Board Membership Qualifications:  Mr. Malone, as President of TCI, co-founded Liberty Interactive's former parent company and is considered one of the preeminent figures in the media and telecommunications industry. He is well known for his sophisticated problem solving and risk assessment skills.

  Stephen M. Brett

  •
  Age:  76

  •
  A director of our company.

  •
  Professional Background:  Mr. Brett has served as a director of our company since November 2016. He has also served as Chairman of the Board of General Communication, Inc. (GCI) since June 2005 and as a director of GCI since January 2001. He has been of counsel to Sherman & Howard, L.L.C., a law firm, since January 2001. Prior to that, he served as Senior Executive Vice President for AT&T Broadband from March 1999 to April 2000. He also served as Executive Vice President, General Counsel and Secretary of TCI from 1991 to 1999 and Executive Vice President, General Counsel and Secretary of United Artists from 1988 to 1991.

  •
  Other Public Company Directorships:  Mr. Brett has served as Chairman of the Board of GCI since June 2005 and as a director of GCI since January 2001.

  •
  Board Membership Qualifications:  Mr. Brett brings to our board considerable experience in the telecommunications and cable industries, as well as over 40 years of experience as a corporate lawyer. He provides our board with executive leadership perspective on the legal operations and management of large public companies and risk management policies.

  Gregg L. Engles

  •
  Age:  59

  •
  A director of our company.

  •
  Professional Background:  Mr. Engles has served as a director of our company since November 2016. He has served as Chairman of the Board and Chief Executive Officer of The WhiteWave Foods Company (WhiteWave) from October 2012 to April 2017. He previously served as Chief Executive Officer of Dean Foods Company, WhiteWave's former parent company, from April 1996 until WhiteWave's initial public offering in October 2012.

  •
  Other Public Company Directorships:  Mr. Engles previously served as a director and Chairman of the Board of Dean Foods Company from April 1996 to July 2013, except when he served as its Vice-Chairman from January 2002 to May 2002. He also served as a director of Treehouse Foods, Inc. from June 2005 to May 2008.

  •
  Board Membership Qualifications:  Mr. Engles offers our board significant operational experience gained through his senior leadership positions at WhiteWave and other large public companies. He provides our board with executive leadership perspective on the operations and management of public companies, which will assist our board in evaluating strategic opportunities.

  Scott W. Schoelzel

  •
  Age:  58

  •
  A director of our company.

  •
  Professional Background:  Mr. Schoelzel has served as a director of our company since November 2016. He served as Vice President and Portfolio Manager of the Janus Twenty and Janus Forty Funds from August 1997 through December 2007. Prior to managing the Janus Twenty and Janus Forty Funds, Mr. Schoelzel launched and managed the Janus Olympus Fund from December 1995 to August 1997. Prior to joining Janus in 1994, Mr. Schoelzel served as a research analyst and portfolio manager at Founders Funds, Inc. where he managed the Founders Growth Fund from October 1991 to December 1993.

  •
  Other Public Company Directorships:  None.

  •
  Board Membership Qualifications:  Mr. Schoelzel's extensive background in investment analysis and management and his knowledge of finance and capital markets contribute to our board's consideration of our capital structure and evaluation of financial opportunities and strategies and strengthen our board's collective qualifications, skills and attributes.

  Christopher W. Shean

  •
  Age:  51

  •
  Chief Executive Officer, President and a director of our company.

  •
  Professional Background:  Mr. Shean has served as our President and Chief Executive Officer since March 2016 and as a director of our company since November 2016. He previously served as interim President and Chief Executive Officer of FTD Companies, Inc. (FTD) from November 2016 to March 2017, and has served as a director of FTD since December 2014. He also served as a Senior Vice President of Liberty Media from May 2007 to January 2016, the Chief Financial Officer from November 2011 to October 2016 and the Controller from May 2007 to October 2011. Mr. Shean served as a Senior Vice President and Chief Financial Officer of Liberty TripAdvisor from July 2013 to January 2016. He also served as a Vice President of Liberty Interactive from October 2000 to January 2002, a Senior Vice President from January 2002 to January 2016, the Controller from October 2000 to October 2011 and the Chief Financial Officer from November 2011 to October 2016. He also served as a Senior Vice President and Chief Financial Officer of Liberty Broadband from June 2014 to October 2016. He has also served as Senior Advisor to Liberty Media, Liberty Interactive and Liberty Broadband since October 2016.

  •
  Other Public Company Directorships:  Mr. Shean has served as a director of Expedia since December 2015 and as a director of FTD since December 2014. Mr. Shean previously served as a director of TripAdvisor, Inc. from February 2013 to December 2015.

  •
  Board Membership Qualifications:  Mr. Shean has significant financial and operational experience gained through his service as Chief Financial Officer and other executive-level positions at Liberty Interactive and Liberty Media and as a former partner of KPMG. As a result of his extensive business and financial experience, Mr. Shean provides valuable business, financial and risk management advice to our board of directors. Mr. Shean also possesses a high level of financial literacy and expertise regarding mergers, acquisitions, investments and other strategic transactions.

  Series B Directors

  Alexander von Furstenberg

  •
  Age:  47

  •
  A director of our company.

  •
  Professional Background:  Mr. von Furstenberg has served as a director of our company since November 2016. He currently serves as Chief Investment Officer of Ranger Global Advisors, LLC, a family office focused on value-based investing (Ranger), which he founded in June 2011. Prior to his tenure with Ranger, Mr. von Furstenberg founded Arrow Capital Management, LLC, a private investment firm focused on global public equities, where he served as Co-Managing Member and Chief Investment Officer since 2003. During the past five years, Mr. von Furstenberg has served as a member of the Board of Directors of IAC/InterActiveCorp, a leading media and Internet company, since 2008, as a member of the board of directors of W.P. Stewart & Co. Ltd., a Bermuda based asset management firm through 2013 and as a member of the board of directors of La Scogliera, a holding company with its main asset being IFIS, an Italian bank, since December 2016. Since 2001, he has acted as Chief Investment Officer of Arrow Investments, Inc., a private investment office which serves his family. In addition, Mr. von Furstenberg serves as Co-chairman of the Board of DVF Studio, a global luxury lifestyle brand. Mr. von Furstenberg is Diller's stepson.

  •
  Other Public Company Directorships:  Mr. von Furstenberg has been a director of Expedia since December 2015 and a director of IAC/InterActiveCorp since December 2008.

  •
  Board Membership Qualifications:  Mr. von Furstenberg has private investment and board experience, as well as a high level of financial literacy. Mr. von Furstenberg's particular insight into capital markets and investment strategy assists our board in evaluating strategic opportunities for our company.

  Robert Hammond

  •
  Age:  47

  •
  A director of our company.

  •
  Professional Background:  Mr. Hammond has served as a director of our company since November 2016. He has been employed by Friends of the High Line as a Co-founder and Executive Director since October 2015 after serving in those positions from 1999 through December 2013. Before co-founding Friends of the High Line, Mr. Hammond supported the launch of online businesses in the health and travel commerce industries through his experience with: Genesis Direct from 1994 to 1999 where he helped launch, successfully operate and later sell hotel and airline catalogs; Body Health Resources from 1995 to 1996 where he helped develop marketing strategy to launch the Internet's largest HIV/AIDS information resource, and later served on its board of directors from 1998 to 2008; Watch World International from 1999 to 2000 where he built and managed its e-commerce division; and National Cooperative Bank from 2000 to 2002 where he launched and managed a successful new online subsidiary for the bank.

  •
  Other Public Company Directorships:  None.

  •
  Board Membership Qualifications:  Mr. Hammond brings to our board his experience in business management in the e-commerce and online travel industries. His experience in successfully launching and managing online businesses assists our board in evaluating strategic opportunities for our company.

Vote and Recommendation

        A plurality of the combined voting power of the outstanding shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors at the annual meeting, voting together as a single class, is required to elect Messrs. Malone, Brett, Engles, Schoelzel and Shean as Common Stock Directors of our board of directors.

        Our board of directors unanimously recommends a vote "FOR" the election of each nominee to our board of directors.

PROPOSAL 2—THE INCENTIVE PLAN PROPOSAL

        The Liberty Expedia Holdings, Inc. 2016 Omnibus Incentive Plan (the incentive plan) was originally adopted in connection with our Split-Off, effective as of November 4, 2016, and was approved by Liberty Interactive, our sole stockholder prior to the Split-Off.

        Stockholder approval of the incentive plan is expected to allow awards made pursuant to the incentive plan to meet the requirements of "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code). No additional shares are being requested as part of this proposal. If the incentive plan is not approved by stockholders, the incentive plan will remain in effect, and we will continue to utilize the transition rules under Section 162(m) of the Code that permit us to grant performance-based awards to our covered executives until our 2018 annual meeting of stockholders.

        The following is a description of the material provisions of the incentive plan. The summary that follows is not intended to be complete, and we refer you to the copy of the incentive plan set forth as Annex A to this proxy statement for a complete statement of its terms and provisions.

Key Features of the Incentive Plan

  •
  No Discounted Options or SARs.  Stock options and stock appreciation rights (SARs) may not be granted with an exercise price below fair market value.

  •
  Dividend Equivalents.  Only an award of restricted stock units (RSUs) may include dividend equivalents. With respect to a performance-based award, dividend equivalents may only be paid to the extent the underlying award is actually paid.

  •
  Limited Terms for Options and SARs.  The term for stock options and SARs granted under the incentive plan is limited to ten years.

  •
  No Transferability.  Awards generally may not be transferred, except as permitted by will or the laws of descent and distribution or pursuant to a domestic relations order, unless otherwise provided for in an award agreement.

  •
  Award Limitations.  In any calendar year, no employee or independent contractor may be granted awards relating to more than 500,000 shares of our common stock or cash awards in excess of $10 million and no nonemployee director may be granted awards having a value in excess of $1.5 million on the date of grant.

Liberty Expedia Holdings, Inc. 2016 Omnibus Incentive Plan

        The incentive plan is administered by the compensation committee of our board of directors, other than awards granted to nonemployee directors which may be administered by our full board of directors or the compensation committee. In connection with the Split-Off, our board of directors approved the incentive plan and Liberty Interactive approved the plan as our sole stockholder. The incentive plan is designed to provide additional remuneration to eligible officers and employees of our company, our nonemployee directors and independent contractors (including any employees of Liberty Media or Liberty Interactive providing services to our company) and to encourage their investment in our capital stock, thereby increasing their proprietary interest in our business. The incentive plan is also intended to (1) attract persons of exceptional ability to become our officers and employees, and (2) induce nonemployee directors and independent contractors (including employees of Liberty Media or Liberty Interactive providing services to our company) to provide services to us. Such persons will be eligible to participate in and may be granted awards under the incentive plan. The number of individuals who will receive awards under the incentive plan will vary from year to year and will depend on various factors, such as the number of promotions and our hiring needs during the year, and whether employees, nonemployee directors or independent contractors of our subsidiaries are granted awards. Therefore, we cannot predict the number of future award recipients.

        Under the incentive plan, the compensation committee may grant non-qualified stock options, SARs, restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing (as used in this description of the incentive plan, collectively, awards). The maximum number of shares of our common stock with respect to which awards may be granted under the incentive plan is 3,700,000 shares, subject to anti-dilution and other adjustment provisions of the incentive plan. With limited exceptions, no employee or independent contractor will be granted in any calendar year awards under the incentive plan covering more than 500,000 shares of our common stock, subject to anti-dilution and other adjustment provisions of the incentive plan. In addition, no person may receive payment for cash awards during any calendar year aggregating in excess of $10 million. No nonemployee director may be granted during any calendar year awards having a value (as determined on the grant date of such award) in excess of $1.5 million.

        Shares of our common stock issuable pursuant to awards made under the incentive plan will be made available from either authorized but unissued shares of our common stock or shares of our common stock that we have issued but reacquired, including shares purchased in the open market. Shares of our common stock that are subject to (i) any award granted under the incentive plan that expires, terminates or is cancelled or annulled for any reason without having been exercised, (ii) any award of any SARs granted under the incentive plan the terms of which provide for settlement in cash, and (iii) any award of restricted shares or RSUs granted under the incentive plan that shall be forfeited prior to becoming vested, will once again be available for issuance under the incentive plan. Shares of our common stock that are (i) not issued or delivered as a result of the net settlement of an outstanding option or SAR, (ii) used to pay the purchase price or withholding taxes relating to an outstanding award, or (iii) repurchased in the open market with the proceeds of an option purchase price will not again be made available for issuance under the incentive plan.

        Subject to the provisions of the incentive plan, the compensation committee is authorized to establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the incentive plan and to take such other action in connection with or in relation to the incentive plan as it deems necessary or advisable.

        Unless otherwise determined by the compensation committee and expressly provided for in an agreement, awards are not transferrable except as permitted by will or the laws of descent and distribution or pursuant to a domestic relations order.

        Stock Options.    Non-qualified stock options awarded under the incentive plan will entitle the holder to purchase a specified number of shares of a series of our common stock at a specified exercise price subject to the terms and conditions of the applicable option grant. The exercise price of an option awarded under the incentive plan may be no less than the fair market value of the shares of the applicable series of our common stock as of the day the option is granted. The term of an option may not exceed ten years. The compensation committee will determine, and each individual award agreement will provide, (1) the series and number of shares of our common stock subject to the option, (2) the per share exercise price, (3) whether that price is payable in cash, by check, by promissory note, in whole shares of any series of our common stock, by the withholding of shares of our common stock issuable upon exercise of the option, by cashless exercise, or any combination of the foregoing, (4) other terms and conditions of exercise, (5) restrictions on transfer of the option and (6) other provisions not inconsistent with the incentive plan. Dividend equivalents will not be paid with respect to any stock options.

        Stock Appreciation Rights.    A SAR awarded under the incentive plan entitles the recipient to receive a payment in stock or cash equal to the excess of the fair market value (on the day the SAR is exercised) of a share of the applicable series of our common stock with respect to which the SAR was granted over the base price specified in the grant. A SAR may be granted to an option holder with respect to all or a portion of the shares of our common stock subject to a related stock option (a tandem SAR) or granted separately to an eligible person (a free standing SAR). Tandem SARs are exercisable only at the time and to the extent that the related stock option is exercisable. Upon the exercise or termination of the related stock option, the related tandem SAR will be automatically cancelled to the extent of the number of shares of our common stock with respect to which the related stock option was so exercised or terminated. The base price of a tandem SAR is equal to the exercise price of the related stock option. Free standing SARs are exercisable at the time and upon the terms and conditions provided in the relevant award agreement. The term of a free standing SAR may not exceed ten years. The base price of a free standing SAR may be no less than the fair market value of a share of the applicable series of our common stock as of the day the SAR is granted. Dividend equivalents will not be paid with respect to any SARs.

        Restricted Shares and RSUs.    Restricted shares are shares of our common stock that become vested and may be transferred upon completion of the restriction period. The compensation committee will determine, and each individual award agreement will provide, (1) the price, if any, to be paid by the recipient of the restricted shares, (2) whether dividends or distributions paid with respect to restricted shares will be retained by us during the restriction period (retained distributions), (3) whether the holder of the restricted shares may be paid a cash amount any time after the shares become vested, (4) the vesting date or vesting dates (or basis of determining the same) for the award and (5) other terms and conditions of the award. The holder of an award of restricted shares, as the registered owner of such shares, may vote the shares.

        An RSU is a unit evidencing the right to receive, in specified circumstances, one share of the specified series of our common stock, or its cash equivalent, subject to a restriction period or forfeiture conditions. The compensation committee will be authorized to award RSUs based upon the fair market value of shares of any series of our common stock under the incentive plan. The compensation committee will determine, and each individual award agreement will provide, the terms, conditions, restrictions, vesting requirements and payment rules for awards of RSUs, including whether the holder will be entitled to dividend equivalent payments with respect to the RSUs. RSUs will be issued at the beginning of the restriction period and holders will not be entitled to shares of our common stock covered by RSU awards until such shares are issued to the holder at the end of the restriction period. Awards of RSUs or the common stock covered thereunder may not be transferred, assigned or encumbered prior to the date on which such shares are issued or as provided in the relevant award agreement.

        Upon the applicable vesting date, all or the applicable portion of restricted shares or RSUs will vest, any retained distributions or unpaid dividend equivalents with respect to the restricted shares or RSUs will vest to the extent that the awards related thereto have vested, and any cash amount to be received by the holder with respect to the restricted shares or RSUs will become payable, all in accordance with the terms of the individual award agreement. The compensation committee may permit a holder to elect to defer delivery of any restricted shares or RSUs that become vested and any related cash payments, retained distributions or dividend equivalents, provided that such deferral elections are made in accordance with Section 409A of the Code.

        Cash Awards.    The compensation committee will also be authorized to provide for the grant of cash awards under the incentive plan. A cash award is a bonus paid in cash that may be based upon the attainment of one or more performance goals over a performance period established by the compensation committee. The terms, conditions and limitations applicable to any cash awards will be determined by the compensation committee.

        Performance Awards.    At the discretion of the compensation committee, any of the above-described awards may be designated as a performance award. All cash awards shall be designated as performance awards. Performance awards are contingent upon performance measures applicable to a particular period, as established by the compensation committee and set forth in individual agreements, based upon any one or more of the following business criteria:

  •
  increased revenue;

  •
  net income measures (including income after capital costs and income before or after taxes);

  •
  stock price measures (including growth measures and total stockholder return);

  •
  price per share of our common stock;

  •
  market share;

  •
  earnings per share (actual or targeted growth);

  •
  earnings before interest, taxes, depreciation and amortization (EBITDA);

  •
  operating income before depreciation and amortization (OIBDA);

  •
  economic value added (or an equivalent metric);

  •
  market value added;

  •
  debt to equity ratio;

  •
  cash flow measures (including cash flow return on capital, cash flow return on tangible capital, net cash flow and net cash flow before financing activities);

  •
  return measures (including return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors' capital and return on average equity);

  •
  operating measures (including operating income, funds from operations, cash from operations, after-tax operating income, sales volumes, production volumes and production efficiency);

  •
  expense measures (including overhead cost and general and administrative expense);

  •
  margins;

  •
  stockholder value;

  •
  total stockholder return;

  •
  proceeds from dispositions;

  •
  total market value; and

  •
  corporate values measures (including ethics compliance, environmental and safety).

        Performance measures may apply to the award recipient, to one or more business units, divisions or subsidiaries of our company or an applicable sector of our company, or to our company as a whole. Goals may also be based on performance relative to a peer group of companies. A performance measure need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). If the compensation committee intends for the performance award to be granted and administered in a manner that preserves the deductibility of the compensation resulting from such award in accordance with Section 162(m) of the Code, the applicable performance goals must be established (1) no later than 90 days after the commencement of the period of service to which the performance goals relate and (2) prior to the completion of 25% of such period of service. The compensation committee will have no discretion to modify or waive such performance goals to increase the amount of compensation payable that would otherwise be due upon attainment of the goal, unless the applicable award is not intended to qualify as qualified performance-based compensation under Section 162(m) of the Code and the relevant agreement provides for such discretion. The compensation committee shall have the authority to determine whether the performance measures and other terms and conditions of the award are satisfied, and the compensation committee's determination as to the achievement of performance measures relating to a performance award shall be made in writing. Section 162(m) of the Code generally disallows deductions for compensation in excess of $1 million for our Chief Executive Officer and our three other most highly compensated executive officers (other than the Chief Financial Officer), unless the awards meet the requirements for being performance-based.

        Awards Generally.    Awards under the incentive plan may be granted either individually, in tandem or in combination with each other. Where applicable, the securities underlying, or relating to, awards granted under the incentive plan may be shares of LEXEA and LEXEB as provided in the relevant grant. The closing prices of LEXEA and LEXEB shares were $46.74 and $46.93, respectively, as of April 19, 2017. Under certain conditions, including the occurrence of certain approved transactions, a board change or a control purchase (all as defined in the incentive plan), options and SARs will become immediately exercisable, and the restrictions on restricted shares and RSUs will lapse, unless individual agreements state otherwise or the compensation committee determines in connection with an approved transaction that the vesting and exercisability of awards will not accelerate because action has been taken to provide for a substantially equivalent substitute award. At the time an award is granted, the compensation committee will determine, and the relevant agreement will provide for, any vesting or early termination, upon a holder's termination of employment or service with our company, of any unvested options, SARs, RSUs or restricted shares and the period during which any vested options and SARs must be exercised. Unless otherwise provided in the relevant agreement, (1) no option or SAR may be exercised after its scheduled expiration date (however, if the term of an option or SAR expires when trading in our common stock is prohibited by law or our company's insider trading policy, then the term of such option or SAR shall expire on the 30th day after the expiration of such prohibition), (2) if the holder's service terminates by reason of death or disability (as defined in the incentive plan), his or her options or SARs shall remain exercisable for a period of at least one year following such termination (but not later than the scheduled expiration date) and (3) any termination of the holder's service for "cause" (as defined in the incentive plan) will result in the immediate termination of all options and SARs and the forfeiture of all rights to any restricted shares, RSUs, retained distributions, unpaid dividend equivalents and related cash amounts held by such terminated holder. If a holder's service terminates due to death or disability, options and SARs will become immediately exercisable, and the restrictions on restricted shares and RSUs will lapse and become fully vested, unless individual agreements state otherwise. If, at the time of vesting or exercise of an award that would otherwise require us to issue shares of common stock, we are prohibited by applicable law from settling such award in common stock, then the compensation committee may, in its sole discretion, settle such awards in cash, by payment to the holder of an amount in cash equal to the then fair market value of the shares otherwise deliverable upon such vesting or exercise, less the amount of any applicable exercise or purchase price.

        Adjustments.    The number and kind of shares of our common stock that may be awarded or otherwise made subject to awards under the incentive plan, the number and kind of shares of our common stock covered by outstanding awards and the purchase or exercise price and any relevant appreciation base with respect to any of the foregoing will be subject to appropriate adjustment as the compensation committee deems equitable, in its sole discretion, in the event (1) we subdivide the outstanding shares of any series of our common stock into a greater number of shares of such series of common stock, (2) we combine the outstanding shares of any series of our common stock into a smaller number of shares of such series of common stock or (3) there is a stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, stock redemption, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase any series of our common stock, or any other similar corporate event (including mergers or consolidations, other than approved transactions (as defined in the incentive plan) for which other provisions are made pursuant to the incentive plan). In addition, in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the compensation committee has the discretion to (i) provide, prior to the transaction, for the acceleration of vesting and exercisability, or lapse of restrictions, with respect to the awards, or in the case of a cash merger, termination of unexercised awards, or (ii) cancel such awards and deliver cash to holders based on the fair market value of such awards as determined by the compensation committee, in a manner that is in compliance with the requirements of Section 409A of the Code. If the purchase price of options or the base price of SARs, as applicable, is greater than the fair market value of such options or SARs, the options or SARs may be canceled for no consideration.

        Amendment and Termination.    The incentive plan will terminate on the fifth anniversary of the plan's effective date (which was November 4, 2016) unless earlier terminated by the compensation committee. The compensation committee may suspend, discontinue, modify or amend the incentive plan at any time prior to its termination, except that outstanding awards may not be amended to reduce the purchase or base price of outstanding options or SARs. However, before an amendment may be made that would adversely affect a participant who has already been granted an award, the participant's consent must be obtained, unless the change is necessary to comply with Section 409A of the Code.

U.S. Federal Income Tax Consequences of Awards Granted under the Incentive Plan

Consequences to Participants

        The following is a summary of the U.S. federal income tax consequences that generally will arise with respect to awards granted under the incentive plan and with respect to the sale of any shares of our common stock acquired under the incentive plan. This general summary does not purport to be complete, does not describe any state, local or non-U.S. tax consequences, and does not address issues related to the tax circumstances of any particular recipient of an award under the incentive plan.

        Non-Qualified Stock Options; SARs.    Holders will not recognize taxable income upon the grant of a non-qualified stock option or a SAR. Upon the exercise of a non-qualified stock option or a SAR, the holder will recognize ordinary income (subject to withholding, if applicable) in an amount equal to the excess of (1) the fair market value on the date of exercise of the shares received over (2) the exercise price or base price (if any) he or she paid for the shares. The holder will generally have a tax basis in any shares of our common stock received pursuant to the exercise of a SAR, or pursuant to the cash exercise of a non-qualified stock option, that equals the fair market value of such shares on the date of exercise. The disposition of the shares of our common stock acquired upon exercise of a non-qualified stock option will ordinarily result in capital gain or loss. We are entitled to a deduction in an amount equal to the income recognized by the holder upon the exercise of a non-qualified stock option or SAR.

        Cash Awards; RSUs; Restricted Shares.    A holder will recognize ordinary compensation income upon receipt of cash pursuant to a cash award or, if earlier, at the time such cash is otherwise made available for the holder to draw upon it, and we will have a corresponding deduction for federal income tax purposes, subject to certain limits on deductibility discussed below. A holder will not have taxable income upon the grant of an RSU but rather will generally recognize ordinary compensation income at the time the award is settled in an amount equal to the fair market value of the shares received, at which time we will have a corresponding deduction for federal income tax purposes, subject to certain limits on deductibility discussed below.

        Generally, a holder will not recognize taxable income upon the grant of restricted shares, and we will not be entitled to any federal income tax deduction upon the grant of such award. The value of the restricted shares will generally be taxable to the holder as compensation income in the year or years in which the restrictions on the shares of common stock lapse. Such value will equal the fair market value of the shares on the date or dates the restrictions terminate. A holder, however, may elect pursuant to Section 83(b) of the Code to treat the fair market value of the shares subject to the restricted share award on the date of such grant as compensation income in the year of the grant of the restricted share award. The holder must make such an election pursuant to Section 83(b) of the Code within 30 days after the date of grant. If such an election is made and the holder later forfeits the restricted shares to us, the holder will not be allowed to deduct, at a later date, the amount such holder had earlier included as compensation income. In any case, we will receive a deduction for federal income tax purposes corresponding in amount to the amount of compensation included in the holder's income in the year in which that amount is so included, subject to certain limits on deductibility discussed below.

        A holder who is an employee will be subject to withholding for federal, and generally for state and local, income taxes at the time the holder recognizes income under the rules described above with respect to the cash or the shares of our common stock received pursuant to awards. Dividends that are received by a holder prior to the time that the restricted shares are taxed to the holder under the rules described in the preceding paragraph are taxed as additional compensation, not as dividend income. The tax basis of a holder in the shares of our common stock received will equal the amount recognized by the holder as compensation income under the rules described in the preceding paragraph, and the holder's holding period in such shares will commence on the date income is so recognized.

        Certain Tax Code Limitations on Deductibility.    In order for us to deduct the amounts described above, such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses. The ability to obtain a deduction for awards under the incentive plan could also be limited by Section 280G of the Code, which provides that certain excess parachute payments made in connection with a change in control of an employer are not deductible. The ability to obtain a deduction for amounts paid under the incentive plan could also be affected by Section 162(m) of the Code, which limits the deductibility, for U.S. federal income tax purposes, of compensation paid to certain employees to $1 million during any taxable year. However, certain exceptions apply to this limitation in the case of qualified performance-based compensation. In certain cases, we may determine it is in our interests to not satisfy the requirements for the qualified performance-based exception.

        Code Section 409A.    Section 409A of the Code generally provides that any deferred compensation arrangement must satisfy specific requirements, both in operation and in form, regarding (1) the timing of payment, (2) the advance election of deferrals, and (3) restrictions on the acceleration of payment. Failure to comply with Section 409A of the Code may result in the early taxation (plus interest) to the participant of deferred compensation and the imposition of a 20% penalty on the participant on such deferred amounts included in the participant's income. We intend to structure awards under the incentive plan in a manner that is designed to be exempt from or comply with Section 409A of the Code.

New Plan Benefits

        Except as otherwise described below, due to the nature of the incentive plan and the discretionary authority afforded the compensation committee in connection with the administration of the incentive plan, we cannot determine or predict the value, number or type of awards to be granted pursuant to the incentive plan.

        Prior to the date of this proxy statement, we have granted one award of stock options under the incentive plan to purchase 5,912 shares of LEXEA to a nonemployee director and 15,268 RSUs to our other directors, including our Chief Executive Officer, with respect to shares of LEXEA, which results in 3,678,820 shares of our common stock being available for future grants. The exercise price of the stock options granted under the incentive plan is $41.40 per share, and these options have a term of seven years.

Vote and Recommendation

        The affirmative vote of the holders of a majority of the aggregate voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, is required to approve the incentive plan proposal.

        Our board of directors unanimously recommends a vote "FOR" the approval of the Liberty Expedia Holdings, Inc. 2016 Omnibus Incentive Plan.

PROPOSAL 3—THE SAY-ON-PAY PROPOSAL

        We are providing our stockholders the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers as described below in accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the Exchange Act). This advisory vote is often referred to as the "say-on-pay" vote and allows our stockholders to express their views on the overall compensation paid to our named executive officers. Our company values the views of our stockholders and is committed to efficiency and effectiveness of our company's executive compensation program.

        We are seeking stockholder approval of the compensation of our named executive officers as disclosed in this proxy statement in accordance with applicable SEC rules, which include the disclosures under "Compensation Discussion and Analysis," the compensation tables (including all related footnotes) and any additional narrative discussion of compensation included herein. Stockholders are encouraged to read the "Compensation Discussion and Analysis" section of this proxy statement, which provides an overview of our company's executive compensation policies and procedures.

        In accordance with Section 14A of the Exchange Act, and Rule 14a-21(a) promulgated thereunder, and as a matter of good corporate governance, our board of directors is asking stockholders to approve the following advisory resolution at the 2017 annual meeting of stockholders:

          "RESOLVED, that the stockholders of Liberty Expedia Holdings, Inc. hereby approve, on an advisory basis, the compensation paid to our company's named executive officers, as disclosed in this proxy statement pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and any related narrative discussion."

Advisory Vote

        Although this vote is advisory and non-binding on our board and our company, our board and the compensation committee, which are responsible for designing and administering our company's executive compensation program, value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation policies and decisions for named executive officers.

Vote and Recommendation

        This advisory resolution, which we refer to as the say-on-pay proposal, will be considered approved if it receives the affirmative vote of the holders of a majority of the aggregate voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class.

        Our board of directors unanimously recommends a vote "FOR" the approval of the say-on-pay proposal.

 PROPOSAL 4—THE SAY-ON-FREQUENCY PROPOSAL

        In accordance with the requirements of Section 14A of the Exchange Act and Rule 14a-21(b) promulgated thereunder, we are submitting for stockholder consideration a separate resolution for an advisory vote as to whether a stockholder vote to approve the compensation paid to our named executive officers should occur every one, two or three years.

        After consideration, our board of directors has determined that an advisory vote on executive compensation that occurs every three years is the most appropriate policy for us.

        Our board of directors believes an advisory vote every three years would allow stockholders to focus on the structure of our overall compensation program rather than any single event in a given year. Doing so would be compatible with our compensation philosophy of compensating our executives in a way that ensures they are aligned with our stockholders and have a continuing stake in our long-term success. An advisory vote every three years would allow stockholders to consider the achievement of our corporate goals over a longer period and would allow stockholders to engage in more thoughtful analysis of our company's executive compensation program by providing more time between votes. As a result, our board of directors recommends a vote for the holding of advisory votes on named executive officer compensation every three years.

        You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstaining from voting when you vote in response to the following resolution:

          "RESOLVED, that the option of once every one year, two years or three years that receives a majority of the affirmative votes cast for this resolution will be determined to be the frequency for the advisory vote on the compensation of the named executive officers as disclosed pursuant to the SEC's compensation disclosure rules that has been selected by Liberty Expedia Holdings, Inc.'s stockholders."

Vote and Recommendation

        Stockholders will be able to cast their vote for one of four choices for this proposal on the proxy card: one year, two years, three years or abstain. Stockholders are not being asked to vote to approve or disapprove our board of directors' recommendation.

        If one of the frequencies receives the affirmative vote of the holders of a majority of the votes cast on the say-on-frequency proposal by the holders of shares of our common stock that are present, in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, the frequency receiving such majority vote will be the frequency selected by our board of directors for future executive compensation votes. If no frequency receives the requisite majority, our board of directors will carefully consider the outcome of the vote and decide the frequency at which future advisory votes on executive compensation will be held.

        Our board of directors unanimously recommends that stockholders vote in favor of "3 YEARS" with respect to the frequency with which stockholders are provided an advisory vote on the compensation paid to our named executive officers.

 PROPOSAL 5—THE AUDITORS RATIFICATION PROPOSAL

        We are asking our stockholders to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2017.

        Even if the selection of KPMG LLP is ratified, the audit committee of our board of directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our audit committee determines that such a change would be advisable. In the event our stockholders fail to ratify the selection of KPMG LLP, our audit committee will consider it as a direction to select other auditors for the year ending December 31, 2017.

        A representative of KPMG LLP is expected to be present at the annual meeting, will have the opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

Audit Fees and All Other Fees

        The following table presents fees incurred after the Split-Off for professional audit services rendered by KPMG LLP for the audit of our consolidated financial statements for 2016 (the only calendar year in which we paid fees to KPMG LLP) and fees billed for other services rendered by KPMG LLP:

2016(1)
Audit fees	$1,817,200
Audit related fees	—

Audit and audit related fees	1,817,200
Tax fees(2)	981,700

Total fees	$2,798,900

(1)
Such fees with respect to 2016 exclude audit fees, audit related fees and tax fees billed by Ernst & Young LLP to Expedia for services rendered. Expedia is a separate public company and its audit fees, audit related fees and tax fees are reviewed and approved by the audit committee of the board of directors of Expedia.

(2)
Tax fees consist of tax compliance and consultations regarding the tax implications of certain transactions.

        Our audit committee has considered whether the provision of services by KPMG LLP to our company other than auditing is compatible with KPMG LLP maintaining its independence and believes that the provision of such other services is compatible with KPMG LLP maintaining its independence.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

        Our audit committee has adopted a policy regarding the pre-approval of all audit and permissible non-audit services provided by our independent auditor. Pursuant to this policy, our audit committee has approved the engagement of our independent auditor to provide the following services (all of which are collectively referred to as pre-approved services):

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  audit services as specified in the policy, including (i) financial audits of our company and our subsidiaries, (ii) services associated with registration statements, periodic reports and other documents filed or issued in connection with securities offerings (including comfort letters and consents), (iii) attestations of management reports on our internal controls and (iv) consultations with management as to accounting or disclosure treatment of transactions;

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  audit related services as specified in the policy, including (i) due diligence services, (ii) financial statement audits of employee benefit plans, (iii) consultations with management as to the accounting or disclosure treatment of transactions, (iv) attest services not required by statute or regulation, (v) certain audits incremental to the audit of our consolidated financial statements, (vi) closing balance sheet audits related to dispositions, and (vii) general assistance with implementation of the requirements of certain SEC rules or listing standards; and

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  tax services as specified in the policy, including federal, state, local and international tax planning, compliance and review services, and tax due diligence and advice regarding mergers and acquisitions.

        Notwithstanding the foregoing general pre-approval, if, in the reasonable judgment of Liberty Expedia's Chief Financial Officer, an individual project involving the provision of pre-approved services to Liberty Expedia or its subsidiaries (other than Expedia or Expedia's subsidiaries) is likely to result in fees in excess of $50,000, if an individual project involving the provision of any pre-approved services to Expedia or Expedia's subsidiaries is likely to result in fees exceeding $200,000 or if individual projects (other than projects for Expedia) under $50,000 are likely to total $250,000 during the period between the regularly scheduled meetings of the audit committee, then such projects will require the specific pre-approval of our audit committee. Our audit committee has delegated the authority for the foregoing approvals to the chairman of the audit committee, subject to his subsequent disclosure to the entire audit committee of the granting of any such approval. Gregg L. Engles currently serves as the chairman of our audit committee. In addition, the independent auditor is required to provide a report at each regularly scheduled audit committee meeting on all pre-approved services incurred during the preceding quarter. Any engagement of our independent auditors for services other than the pre-approved services requires the specific approval of our audit committee.

        Our pre-approval policy prohibits the engagement of our independent auditor to provide any services that are subject to the prohibition imposed by Section 201 of the Sarbanes-Oxley Act.

        All services provided by our independent auditor during 2016 were approved in accordance with the terms of the policy.

Vote and Recommendation

        The affirmative vote of the holders of a majority of the aggregate voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, is required to approve the auditors ratification proposal.

        Our board of directors unanimously recommends a vote "FOR" the auditors ratification proposal.

MANAGEMENT AND GOVERNANCE MATTERS

Executive Officers

        The following lists the executive officers of our company (other than Christopher W. Shean, our President and Chief Executive Officer, who also serves as a director of our company and who is listed under "Proposals of Our Board—Proposal 1—The Election of Directors Proposal"), their ages and a description of their business experience, including positions held with our company.

Name	Positions
Richard N. Baer Age: 60	Mr. Baer has served as Chief Legal Officer of our company since March 2016 and Liberty Media, Liberty Interactive, Liberty Broadband and Liberty TripAdvisor since January 2016. He previously served as a Senior Vice President and General Counsel of Liberty Interactive and Liberty Media from January 2013 to December 2015, Liberty Broadband from June 2014 to December 2015 and Liberty TripAdvisor from July 2013 to December 2015. Previously, Mr. Baer served as Executive Vice President and Chief Legal Officer of UnitedHealth Group Incorporated from May 2011 to December 2012. He served as Executive Vice President and General Counsel of Qwest Communications International Inc. from December 2002 to April 2011 and Chief Administrative Officer from August 2008 to April 2011.
Wade D. Haufschild Age: 41
Mr. Haufschild has served as Chief Financial Officer of our company since March 2016. Mr. Haufschild has also served as a Vice President of Liberty Media (including its predecessor) since December 2011, a Vice President of Liberty Interactive since January 2010, a Vice President of Liberty Broadband since October 2014 and a Vice President of Liberty TripAdvisor since August 2014. Prior thereto, Mr. Haufschild was an accountant in the accounting firm of KPMG LLP from January 1999 to December 2009, most recently serving as a Senior Manager in its Department of Professional Practice.
Albert E. Rosenthaler Age: 57
Mr. Rosenthaler has served as Chief Corporate Development Officer of our company, Liberty Interactive, Liberty Media, Liberty Broadband and Liberty TripAdvisor since October 2016. He previously served as Chief Tax Officer of Liberty Interactive, Liberty Media, Liberty Broadband and Liberty TripAdvisor from January 2016 to September 2016 and our company from March 2016 to September 2016. He has also served as a Senior Vice President of Liberty Media (including its predecessor) from May 2007 to December 2015, Liberty Interactive (including its predecessors) from April 2002 to December 2015, a Senior Vice President of Liberty Broadband from June 2014 to December 2015, and Liberty TripAdvisor from July 2013 to December 2015.

        Our executive officers will serve in such capacities until their respective successors have been duly elected and have been qualified, or until their earlier death, resignation, disqualification or removal from office. There is no family relationship between any of our executive officers or directors, by blood, marriage or adoption, although Mr. von Furstenberg is the stepson of Mr. Diller, Chairman of the Board and Senior Executive of our consolidated subsidiary, Expedia.

        During the past ten years, none of our directors or executive officers has had any involvement in such legal proceedings as would be material to an evaluation of his ability or integrity.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish us with copies of all Section 16 forms they file.

        Based solely on a review of the copies of the Forms 3, 4 and 5 and amendments to those forms furnished to us during our most recent fiscal year, or written representations that no Forms 5 were required, we believe that, during the year ended December 31, 2016, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten-percent beneficial owners were met.

Code of Ethics

        We have adopted a code of ethics that applies to all of our employees, directors and officers, which constitutes our "code of ethics" within the meaning of Section 406 of the Sarbanes-Oxley Act. Our code of ethics is available on our website at www.libertyexpedia.com.

Director Independence

        It is our policy that a majority of the members of our board of directors be independent of our management. Pursuant to the Transaction Agreement, three of the Common Stock Directors and one of the Series B Directors shall be independent of our management. For a director to be deemed independent, our board of directors must affirmatively determine that the director has no direct or indirect material relationship with us. To assist our board of directors in determining which of our directors qualify as independent for purposes of Nasdaq rules as well as applicable rules and regulations adopted by the SEC, the nominating and corporate governance committee of our board of directors follows the Corporate Governance Rules of The Nasdaq Stock Market on the criteria for director independence.

        Our board of directors has determined that each of Stephen M. Brett, Gregg L. Engles, Robert Hammond and Scott W. Schoelzel qualifies as an independent director of our company.

Board Composition

        As described above under "Proposals of Our Board—Proposal 1—The Election of Directors Proposal," our board is comprised of directors with a broad range of backgrounds and skill sets, including in media and telecommunications, private investment, corporate law and auditing. For more information on our policies with respect to board candidates, see "—Committees of the Board of Directors—Nominating and Corporate Governance Committee" below.

Board Leadership Structure

        Our board has separated the positions of Chairman of the Board and Chief Executive Officer (principal executive officer). John C. Malone, one of our largest stockholders, holds the position of Chairman of the Board, leads our board and board meetings and provides strategic guidance to our Chief Executive Officer. Christopher W. Shean, our President, holds the position of Chief Executive Officer, leads our management team and is responsible for driving the performance of our company. We believe this division of responsibility effectively assists our board in fulfilling its duties.

Board Role in Risk Oversight

        The board as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant board committees. Our audit committee oversees management of financial risks and risks relating to potential conflicts of interest. Our compensation committee oversees the management of risks relating to our compensation arrangements with senior officers. Our nominating and corporate governance committee oversees risks associated with the independence of the board. These committees then provide reports periodically to the full board. The oversight responsibility of the board and its committees is enabled by management reporting processes that are designed to provide visibility to the board about the identification, assessment and management of critical risks. These areas of focus include strategic, operational, financial and reporting, succession and compensation, legal and compliance, and other risks. Our management reporting processes include regular reports from our Chief Executive Officer, which are prepared with input from our senior management team, and also include input from our Internal Audit group.

Committees of the Board of Directors

  Executive Committee

        Our board of directors has established an executive committee, whose members are John C. Malone and Christopher W. Shean. Except as specifically prohibited by the General Corporation Law of the State of Delaware and our restated certificate of incorporation and our bylaws, the executive committee may exercise all the powers and authority of our board of directors in the management of our business and affairs, including the power and authority to authorize the issuance of shares of our capital stock.

  Common Stock Director Committee

        Our board of directors has established a Common Stock Director Committee, whose members are John C. Malone, Stephen M. Brett, Gregg L. Engles, Scott W. Schoelzel, and Christopher W. Shean. The Common Stock Director Committee has the power and authority to take all such actions specified in our organizational documents as to be taken by the Common Stock Directors, including the power and authority to propose persons for nomination for election as Common Stock Directors to the nominating and corporate governance committee.

  Series B Director Committee

        Our board of directors has established a Series B Director Committee, whose members are Robert Hammond and Alexander von Furstenberg. The Series B Director Committee has the power and authority to take all such actions specified in our organizational documents as to be taken by the Series B Directors, including the power and authority to propose persons for nomination for election as Series B Directors to the nominating and corporate governance committee.

  Compensation Committee

        Our board of directors has established a compensation committee, whose chairman is Stephen M. Brett and whose other members are Gregg L. Engles and Scott W. Schoelzel. See "—Director Independence" above.

        In connection with the Split-Off, we entered into a Services Agreement, dated November 4, 2016, with Liberty Media (the services agreement), pursuant to which Liberty Media provides us with administrative, executive and management services. The compensation committee evaluates the services fee under the services agreement on at least an annual basis. In addition, the compensation committee may approve incentive awards or other forms of compensation to employees of Liberty Media who are providing services to our company, which employees include our executive officers. For example, in December 2016, the compensation committee determined to grant the 2016 RSU award (as defined below) to Mr. Shean. See "Executive Compensation—Compensation Discussion and Analysis—Elements of 2016 Executive Compensation."

        If we engage a chief executive officer, chief financial officer, chief legal officer, chief tax officer or chief corporate development officer to perform services for our company outside the services agreement, the compensation committee will review and approve corporate goals and objectives relevant to the compensation of any such person. The compensation committee also oversees the compensation of the chief executive officers of our non-public operating subsidiaries. For a description of our current processes and policies for consideration and determination of executive compensation, including the role of our Chief Executive Officer in determining or recommending amounts and/or forms of compensation, see "Executive Compensation—Compensation Discussion and Analysis."

        Our board of directors has adopted a written charter for the compensation committee, which is available on our website at www.libertyexpedia.com.

  Compensation Committee Report

        The compensation committee has reviewed and discussed with our management the "Compensation Discussion and Analysis" included under "Executive Compensation" below. Based on such review and discussions, the compensation committee recommended to our board of directors that the "Compensation Discussion and Analysis" be included in this proxy statement.

Submitted by the Members of the Compensation Committee
Stephen M. Brett
Gregg L. Engles
Scott W. Schoelzel

  Compensation Committee Interlocks and Insider Participation

        No member of our compensation committee during 2016 is or has been an officer or employee of our company, or has engaged in any related party transaction in which our company was a participant.

  Nominating and Corporate Governance Committee

        Our board of directors has established a nominating and corporate governance committee, whose chairman is Scott W. Schoelzel and whose other members are Stephen M. Brett and Gregg L. Engles. See "—Director Independence" above.

        The nominating and corporate governance committee identifies individuals qualified to become board members consistent with criteria established or approved by our board of directors from time to time, identifies director nominees for upcoming annual meetings, develops corporate governance guidelines applicable to our company and oversees the evaluation of our board and management.

        The nominating and corporate governance committee will consider candidates for director recommended by any stockholder provided that such recommendations are properly submitted. Eligible stockholders wishing to recommend a candidate for nomination as a director should send the recommendation in writing to the Corporate Secretary, Liberty Expedia Holdings, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. Stockholder recommendations must be made in accordance with our bylaws, as discussed under "Stockholder Proposals" below, and contain the following information:

  •
  the name and address of the proposing stockholder and the beneficial owner, if any, on whose behalf the nomination is being made, and documentation indicating the number of shares of our common stock owned beneficially and of record by such person and the holder or holders of record of those shares, together with a statement that the proposing stockholder is recommending a candidate for nomination as a director;

  •
  the candidate's name, age, business and residence addresses, principal occupation or employment, business experience, educational background and any other information relevant in light of the factors considered by the nominating and corporate governance committee in making a determination of a candidate's qualifications, as described below;

  •
  a statement detailing any relationship, arrangement or understanding between the proposing stockholder and/or beneficial owner(s), if different, and any other person(s) (including their names) under which the proposing stockholder is making the nomination and any affiliates or associates (as defined in Rule 12b-2 of the Exchange Act) of such proposing stockholder(s) or beneficial owner (each a Proposing Person);

  •
  a statement detailing any relationship, arrangement or understanding that might affect the independence of the candidate as a member of our board of directors;

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  any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such candidate as a director;

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  a representation as to whether the Proposing Person intends (or is part of a group that intends) to deliver any proxy materials or otherwise solicit proxies in support of the director nominee;

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  a representation by each Proposing Person who is a holder of record of our common stock as to whether the notice is being given on behalf of the holder of record and/or one or more beneficial owners, the number of shares held by any beneficial owner along with evidence of such beneficial ownership and that such holder of record is entitled to vote at the annual stockholders meeting and intends to appear in person or by proxy at the annual stockholders meeting at which the person named in such notice is to stand for election;

  •
  a written consent of the candidate to be named in the proxy statement and to serve as a director, if nominated and elected;

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  a representation as to whether the Proposing Person has received any financial assistance, funding or other consideration from any other person regarding the nomination (a Stockholder Associated Person) (including the details of such assistance, funding or consideration); and

  •
  a representation as to whether and the extent to which any hedging, derivative or other transaction has been entered into with respect to our company within the last six months by, or is in effect with respect to, the Proposing Person, any person to be nominated by the proposing stockholder or any Stockholder Associated Person, the effect or intent of which transaction is to mitigate loss to or manage risk or benefit of share price changes for, or increase or decrease the voting power of, the Proposing Person, its nominee, or any such Stockholder Associated Person.

        Until the Series B Director Termination Time, (i) only holders of our Series B common stock are entitled to nominate persons for election to our board of directors as Series B Directors in accordance with our bylaws, and (ii) only holders of our Series A common stock and holders of our Series B common stock are entitled to nominate persons for election to our board of directors as Common Stock Directors in accordance with our bylaws.

        In connection with its evaluation, the nominating and corporate governance committee may request additional information from the proposing stockholder and the candidate. The nominating and corporate governance committee has sole discretion to decide which individuals to recommend for nomination as directors.

        To be nominated to serve as a director, a nominee need not meet any specific minimum criteria. However, the nominating and corporate governance committee believes that nominees for director should possess the highest personal and professional ethics, integrity, values and judgment and should be committed to the long-term interests of our stockholders. When evaluating a potential director nominee, including one recommended by a stockholder, the nominating and corporate governance committee will take into account a number of factors, including, but not limited to, the following:

  •
  independence from management;

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  his or her unique background, including education, professional experience and relevant skill sets;

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  judgment, skill, integrity and reputation;

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  existing commitments to other businesses as a director, executive or owner;

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  personal conflicts of interest, if any; and

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  the size and composition of the existing board of directors, including whether the potential director nominee would positively impact the composition of the board by bringing a new perspective or viewpoint to the board of directors.

        The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The nominating and corporate governance committee does not have a formal policy with respect to diversity; however, our board and the nominating and corporate governance committee believe that it is important that our board members represent diverse viewpoints.

        When seeking candidates for director, the nominating and corporate governance committee may solicit suggestions from incumbent directors, management, stockholders and others. After conducting an initial evaluation of a prospective nominee, the nominating and corporate governance committee will interview that candidate if it believes the candidate might be suitable to be a director. The nominating and corporate governance committee may also ask the candidate to meet with management. If the nominating and corporate governance committee believes a candidate would be a valuable addition to our board of directors, it may recommend to the full board that candidate's nomination and election.

        Prior to nominating an incumbent director for re-election at an annual meeting of stockholders, the nominating and corporate governance committee will consider the director's past attendance at, and participation in, meetings of the board of directors and its committees and the director's formal and informal contributions to the various activities conducted by the board and the board committees of which such individual is a member.

        The members of our nominating and corporate governance committee have determined that Messrs. Malone, Brett, Engles, Schoelzel and Shean, who are nominated for election at the annual meeting, continue to be qualified to serve as directors of our company and such nomination was approved by the entire board of directors.

        Our board of directors has adopted a written charter for the nominating and corporate governance committee. Our board of directors has also adopted corporate governance guidelines, which were developed by the nominating and corporate governance committee. The charter and the corporate governance guidelines are available on our website at www.libertyexpedia.com.

  Audit Committee

        Our board of directors has established an audit committee, whose chairman is Gregg L. Engles and whose other members are Stephen M. Brett and Scott W. Schoelzel. See "—Director Independence" above.

        Our board of directors has determined that Mr. Engles is our company's "audit committee financial expert" under applicable SEC rules and regulations. The audit committee reviews and monitors the corporate financial reporting and the internal and external audits of our company. The committee's functions include, among other things:

  •
  appointing or replacing our independent auditors;

  •
  reviewing and approving in advance the scope and the fees of our annual audit and reviewing the results of our audits with our independent auditors;

  •
  reviewing and approving in advance the scope and the fees of non-audit services of our independent auditors;

  •
  reviewing compliance with and the adequacy of our existing major accounting and financial reporting policies;

  •
  reviewing our management's procedures and policies relating to the adequacy of our internal accounting controls and compliance with applicable laws relating to accounting practices;

  •
  confirming compliance with applicable SEC and stock exchange rules; and

  •
  preparing a report for our annual proxy statement.

        Our board of directors has adopted a written charter for the audit committee, which is available on our website at www.libertyexpedia.com.

  Audit Committee Report

        Each member of the audit committee is an independent director as determined by our board of directors, based on the listing standards of The Nasdaq Stock Market. Each member of the audit committee also satisfies the SEC's independence requirements for members of audit committees. Our board of directors has determined that Mr. Engles is an "audit committee financial expert" under applicable SEC rules and regulations.

        The audit committee reviews our financial reporting process on behalf of our board of directors. Management has primary responsibility for establishing and maintaining adequate internal controls, for preparing financial statements and for the public reporting process. Our independent auditor, KPMG LLP, is responsible for expressing opinions on the conformity of our audited consolidated financial statements with U.S. generally accepted accounting principles. Our independent auditor also expresses its opinion as to the effectiveness of our internal control over financial reporting.

        Our audit committee has reviewed and discussed with management and KPMG LLP our most recent audited consolidated financial statements, as well as management's assessment of the effectiveness of our internal control over financial reporting and KPMG LLP's evaluation of the effectiveness of our internal control over financial reporting. Our audit committee has also discussed with KPMG LLP the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees, including that firm's judgment about the quality of our accounting principles, as applied in its financial reporting.

        KPMG LLP has provided our audit committee with the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP's communications with the audit committee concerning independence, and the audit committee has discussed with KPMG LLP that firm's independence from the company and its subsidiaries.

        Based on the reviews, discussions and other considerations referred to above, our audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2016 (the 2016 Form 10-K), which was filed on March 1, 2017 with the SEC.

Submitted by the Members of the Audit Committee
Gregg L. Engles
Stephen M. Brett
Scott W. Schoelzel

  Other

        Our board of directors, by resolution, may from time to time establish other committees of our board of directors, consisting of one or more of our directors. Any committee so established will have the powers delegated to it by resolution of our board of directors, subject to applicable law.

Board Meetings

        During 2016, there were one meeting of our full board of directors, no meetings of our executive committee, one meeting of our compensation committee, no meetings of our nominating and corporate governance committee and one meeting of our audit committee.

Director Attendance at Annual Meetings

        Our board of directors encourages all members of the board to attend the 2017 annual meeting of our stockholders, which is our first annual meeting, and to attend future annual meetings of our stockholders.

Stockholder Communication with Directors

        Our stockholders may send communications to our board of directors or to individual directors by mail addressed to the Board of Directors or to an individual director c/o Liberty Expedia Holdings, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. All such communications from stockholders will be forwarded to our directors on a timely basis.

Executive Sessions

        Under the Nasdaq's corporate governance rules, the independent directors are required to meet in regularly scheduled executive sessions, without management participation.

        Any interested party who has a concern regarding any matter that it wishes to have addressed by our independent directors, as a group, at an upcoming executive session may send its concern in writing addressed to Independent Directors of Liberty Expedia Holdings, Inc., c/o Liberty Expedia Holdings, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. The current independent directors of our company are Stephen M. Brett, Gregg L. Engles, Robert Hammond and Scott W. Schoelzel.

EXECUTIVE COMPENSATION

        This section sets forth information relating to, and an analysis and discussion of, compensation paid by our company to the following persons (who we collectively refer to as our named executive officers):

  •
  Christopher W. Shean, our Chief Executive Officer and President; and

  •
  Wade D. Haufschild, our Chief Financial Officer.

        Pursuant to the services agreement, employees of Liberty Media perform management services for our company for a monthly fee, which is reviewed quarterly by the audit committees of our company and Liberty Media. As described above, our executive officers are comprised of Messrs. Shean, Haufschild, Baer and Rosenthaler, each of whom is an employee of Liberty Media and provides executive services to our company under the services agreement. Our executive officers are not separately compensated by our company other than with respect to any equity awards relating to our common stock that our compensation committee may determine to grant. Mr. Haufschild did not receive any equity awards relating to our common stock in 2016. Because we did not pay any cash compensation or grant any equity awards to Messrs. Baer and Rosenthaler with respect to 2016, Messrs. Baer and Rosenthaler are not considered "named executive officers" of our company for purposes of the Exchange Act and the rules adopted by the SEC.

Compensation Discussion and Analysis

  Compensation Overview

  Services Agreement

        In connection with the Split-Off, we entered into the services agreement with Liberty Media in November 2016, pursuant to which Liberty Media provides to our company certain administrative and management services, and we pay Liberty Media a monthly management fee, the amount of which is subject to semi-annual review (and at least an annual review by our compensation committee). As a result, employees, including our named executive officers, who provide services to our company pursuant to the services agreement are not separately compensated by our company other than with respect to equity awards with respect to our common stock. For the year ended December 31, 2016, we accrued management fees payable to Liberty Media under the services agreement of $446 thousand.

  Role of Chief Executive Officer in Compensation Decisions; Setting Executive Compensation

        Mr. Shean did not have any role in making compensation decisions for the year ended December 31, 2016, because our company had been a wholly owned subsidiary of Liberty Interactive until November 2016, and between the time of the Split-Off and the end of 2016, no separate compensation decisions were made with respect to any of the executive officers (other than the grant of Mr. Shean's 2016 RSU award (as defined below), which was made in the sole discretion of our compensation committee).

        Prospectively, Mr. Shean may make recommendations with respect to any equity compensation to be awarded to our executive officers. As a result of the management fee paid to Liberty Media, the compensation committee does not expect to provide any cash compensation to the executive officers, rather it may determine to separately compensate the executive officers with equity incentive compensation. It is expected that our Chief Executive Officer, in making any related recommendations to our compensation committee, will evaluate the performance and contributions of each of our executive officers, given his respective area of responsibility, and, in doing so, will consider various qualitative factors such as:

  •
  the executive officer's experience and overall effectiveness;

  •
  the executive officer's performance;

  •
  the responsibilities of the executive officer, including any changes to those responsibilities over the year; and

  •
  the executive officer's demonstrated leadership and management ability.

  Elements of 2016 Executive Compensation

        For 2016, the principal component of Mr. Shean's compensation was an equity incentive award granted on December 15, 2016. Mr. Shean received a one-time grant of 8,432 RSUs with respect to shares of LEXEA (the 2016 RSU award). The 2016 RSU award will vest in three equal annual installments on the first, second and third anniversary of the grant date, in each case, subject to Mr. Shean being employed on the applicable vesting date. The 2016 RSU award was granted to Mr. Shean to encourage him to remain with the company over the long-term and to better align his interests with those of our stockholders.

        None of our executive officers, other than Mr. Shean, received any equity incentive compensation from our company during 2016. The equity awards held by our named executive officers and reported below in "—Outstanding Equity Awards at Fiscal Year-End" (other than the 2016 RSU award granted to Mr. Shean in 2016 after the Split-Off) were issued as a result of the anti-dilution adjustments applied to their outstanding equity awards relating to Liberty Interactive's Liberty Ventures common stock at the time of the completion of the Split-Off, including their outstanding unvested multi-year grants described below.

  Equity Incentive Compensation

        Consistent with our compensation philosophy, our compensation committee believes in aligning the interests of the named executive officers with those of our stockholders and may grant awards of stock-based incentive compensation in the future to further align their interests. This will ensure that our executives have a continuing stake in our long-term success.

        As described above in "Proposal 2—The Incentive Plan Proposal," the incentive plan provides for the grant of a variety of incentive awards, including stock options, restricted shares, RSUs, SARs and performance awards. Our compensation committee has a preference for grants of stock options and awards of restricted stock or RSUs (as compared with other types of available awards under the incentive plan) based on the belief that they better promote retention of key employees through the continuing, long-term nature of an equity investment. It is the policy of our compensation committee that stock options be awarded with an exercise price equal to fair market value on the date of grant, typically measured by reference to the closing price on the grant date.

        Prior to the Split-Off, the Liberty Interactive compensation committee (and prior to September 2011 when Liberty Media's former parent company was split off from its former parent company, Liberty Interactive, the Liberty Interactive compensation committee) determined to make larger grants (equaling approximately four to five years' value of the annual grants made in years prior to 2009) that vest between four and five and three-quarters years after grant, rather than making annual grants over the same period. These multi-year stock option grants provide for back-end weighted vesting and generally expire seven to ten years after grant to encourage executives to remain with the company over the long-term and to better align their interests with those of the stockholders. In that regard, multi-year awards were granted to our executive officers prior to the Split-Off, including to our named executive officers, and, accordingly, the multi-year awards were adjusted in connection with the Split-Off pursuant to the anti-dilution provisions of the incentive plans under which they were granted.

  Policy on Restatements

        In those instances where we grant equity-based incentive compensation, we expect to include in the related agreement with the executive a right, in favor of our company, to require the executive to repay or return to the company any cash, stock or other incentive compensation (including proceeds from the disposition of shares received upon exercise of options or stock appreciation rights). That right will arise if (1) a material restatement of any of our financial statements is required and (2) in the reasonable judgment of our compensation committee, (A) such restatement is due to material noncompliance with any financial reporting requirement under applicable securities laws and (B) such noncompliance is a result of misconduct on the part of the executive. In determining the amount of such repayment or return, our compensation committee may take into account, among other factors it deems relevant, the extent to which the market value of the applicable series of our common stock was affected by the errors giving rise to the restatement. The cash, stock or other compensation that we may require the executive to repay or return must have been received by the executive during the 12-month period beginning on the date of the first public issuance or the filing with the SEC, whichever occurs earlier, of the financial statement requiring restatement. The compensation required to be repaid or returned will include (1) cash or company stock received by the executive (A) upon the exercise during that 12-month period of any stock appreciation right held by the executive or (B) upon the payment during that 12-month period of any incentive compensation, the value of which is determined by reference to the value of company stock, and (2) any proceeds received by the executive from the disposition during that 12-month period of company stock received by the executive upon the exercise, vesting or payment during that 12-month period of any award of equity-based incentive compensation.

Summary Compensation Table

Name and Principal Position (as of 12/31/16)	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Christopher W. Shean	2016	—	—	349,085	—	—	—	—	349,085
President and Chief Executive Officer
Wade D. Haufschild	2016	—	—	—	—	—	—	—	—
Chief Financial Officer

(1)
Reflects the grant date fair value of RSUs awarded to Mr. Shean, which has been computed based on the closing price of LEXEA shares on the grant date in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures.

Executive Compensation Arrangements

  Christopher W. Shean

        2016 RSU Award.    On December 15, 2016, our compensation committee granted 8,432 RSUs with respect to shares of LEXEA. The 2016 RSU award will vest in three equal annual installments (each such installment, a tranche) on the first, second and third anniversary of the grant date (each, a Vesting Date), in each case, subject to Mr. Shean being employed on the applicable vesting date.

        If Mr. Shean's employment with our company is terminated without cause (as defined in the incentive plan) before December 15, 2019, then a pro rata portion of each tranche that is not fully vested on the date of such termination (the Termination Date) will vest as of the Termination Date, such pro rata portion with respect to each such tranche to be equal to the product of (i) the number of RSUs in such tranche that are not vested on the Termination Date, multiplied by (ii) a fraction, the numerator of which is the number of calendar days that have elapsed from December 15, 2016 through the Termination Date plus an additional 365 calendar days, and the denominator of which is the number of days in the entire vesting period for such tranche (in no event to exceed the total number of unvested RSUs in such tranche as of the Termination Date). The vesting period for each tranche is the period that begins on December 15, 2016 and ends on the Vesting Date for such tranche.

        If Mr. Shean's employment with our company terminates by reason of his death or disability, any unvested portion of the RSUs, as well as any related unpaid dividend equivalents, will vest immediately.

        If Mr. Shean's employment with our company terminates for any reason other than a termination by our company without cause or as a result of his death or disability (as defined in the incentive plan), Mr. Shean will immediately forfeit any RSUs and related unpaid dividend equivalents that were unvested as of the date of his termination.

        Upon a board change or control purchase (in each case, as defined in the incentive plan) after December 15, 2016, the incentive plan provides that the RSUs and any related unpaid dividend equivalents will vest in full. If an approved transaction (as defined in the incentive plan) occurs after December 15, 2016, all outstanding, unvested RSUs, and any related unpaid dividend equivalents, will fully vest immediately before the consummation of the approved transaction. In addition, if an approved transaction occurs after December 15, 2016, Mr. Shean's award agreement provides that the compensation committee may not determine that the RSUs and any related unpaid dividend equivalents will remain unvested if new or substitute awards are given to Mr. Shean.

  Equity Incentive Plans

        The incentive plan is designed to provide additional remuneration to officers, employees, nonemployee directors and independent contractors for service to our company and to encourage those persons' investment in our company. Non-qualified stock options, SARs, restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing may be granted under the incentive plan (collectively, awards). The maximum number of shares of our common stock with respect to which awards may be granted is 3,700,000, subject to anti-dilution and other adjustment provisions of the incentive plan. With limited exceptions, under the incentive plan, no person may be granted in any calendar year awards covering more than 500,000 shares of our common stock, subject to anti-dilution and other adjustment provisions of the incentive plan. In addition, no person may receive payment for cash awards during any calendar year in excess of $10 million and no nonemployee director may be granted during any calendar year awards having a value (as determined on the grant date of such award) in excess of $1.5 million. Shares of our common stock issuable pursuant to awards will be made available from either authorized but unissued shares or shares that have been issued but reacquired by our company. The incentive plan is administered by the compensation committee of our board of directors, other than awards granted to nonemployee directors which may be administered by our full board of directors or the compensation committee.

        In connection with the Split-Off, new equity incentive awards with respect to our common stock (new Liberty Expedia awards) were issued in connection with adjustments made to outstanding equity incentive awards with respect to shares of Liberty Interactive's Liberty Ventures common stock which had been granted to various directors, officers and employees and consultants of Liberty Interactive and certain of its subsidiaries pursuant to the various stock incentive plans administered by the Liberty Interactive board of directors or the compensation committee thereof. These new Liberty Expedia awards were issued pursuant to the Liberty Expedia Holdings, Inc. Transitional Stock Adjustment Plan (the transitional plan), which governs the terms and conditions of the new Liberty Expedia awards but cannot be used to make any additional grants following the Split-Off.

Grants of Plan-Based Awards

        The following table contains information regarding plan-based incentive awards granted during the year ended December 31, 2016 to the named executive officers. Mr. Haufschild did not receive any grants during 2016.

		Estimated Future Payouts under Non-equity Incentive Plan Awards			All other stock awards: Number of shares of stock or units (#)
Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Christopher W. Shean
LEXEA	12/15/2016	—	—	—	8,432	349,085
Wade D. Haufschild
LEXEA	—	—	—	—	—	—

Outstanding Equity Awards at Fiscal Year-End

        The following table contains information regarding unexercised options, unvested RSUs, and unvested restricted shares of our common stock which were outstanding as of December 31, 2016 and held by the named executive officers.

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable		Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Christopher W. Shean
Option Awards
LEXEA	18,951	—		15.02	03/19/2020	—		—	—		—
LEXEA	17,592	—		22.54	03/19/2020	—		—	—		—
LEXEA	4,074	8,151	(1)	40.49	03/04/2022	—		—	—		—
LEXEA	—	27,124	(2)	40.49	03/04/2023	—		—	—		—
RSU Award
LEXEA	—	—		—	—	8,432	(3)	334,497	—		—
Stock Award
LEXEA	—	—		—	—	—		—	2,680	(4)	106,316
Wade D. Haufschild
Option Awards
LEXEA	1,729	—		15.02	03/19/2020	—		—	—		—
LEXEA	4,945	—		22.54	03/19/2020	—		—	—		—
LEXEA	1,005	2,011	(1)	43.03	05/12/2022	—		—	—		—
LEXEA	—	7,820	(2)	43.03	05/12/2023	—		—	—		—
Stock Award
LEXEA	—	—		—	—	—		—	827	(4)	32,807

(1)
1/3 of the award vested on March 4, 2016, 1/3 will vest on March 4, 2017 and 1/3 will vest on March 4, 2018.

(2)
Vests 50% on December 31, 2019 and 50% on December 31, 2020.

(3)
1/3 of the award will vest on December 15, 2017, 1/3 will vest on December 15, 2018 and 1/3 will vest on December 15, 2019.

(4)
Represents the target number of restricted stock awards that Mr. Shean and Mr. Haufschild could earn based on our allocable portion of Liberty Interactive's performance in 2016.

Option Exercises and Stock Vested

        Our named executive officers did not exercise any stock options to purchase shares of our common stock during 2016. In addition, none of the named executive officers' restricted stock awards or RSUs relating to our common stock vested during 2016.

Potential Payments Upon Termination or Change-in-Control

        The following table sets forth the potential payments to our named executive officers if their employment with our company had terminated or a change in control had occurred, in each case, as of December 30, 2016, which was the last business day of our last completed fiscal year. In the event of such a termination or change in control, the actual amounts may be different due to various factors. In addition, we may enter into new arrangements or modify these arrangements from time to time.

        The amounts provided in the tables are based on the closing market price on December 30, 2016 for our Series A common stock, which was $39.67 per share. The value of the options shown in the table is based on the spread between the exercise price of the award and the applicable closing market price. Because the exercise prices of certain unvested stock options held by Messrs. Shean and Haufschild were more than the closing market price of LEXEA shares on December 30, 2016, these options have been excluded from the table below. The value of the restricted stock and RSUs shown in the table is based on the applicable closing market price and the number of unvested shares and RSUs.

        The circumstances giving rise to these potential payments and a brief summary of the provisions governing their payout are described below and in the footnotes to the table (other than those described under "—Executive Compensation Arrangements," which are incorporated by reference herein):

        Voluntary Termination.    Each of the named executive officers holds equity awards that were issued under the transitional plan, and Mr. Shean holds the 2016 RSU award which was issued under the incentive plan. Under these plans and the related award agreements, in the event of a voluntary termination of his employment with our company for any reason, each named executive officer would only have a right to the equity grants that vested prior to his termination date. Mr. Shean and Mr. Haufschild are not entitled to any severance payments or other benefits upon a voluntary termination of his respective employment for any reason.

        Termination for Cause.    All outstanding equity grants constituting options, whether unvested or vested but not yet exercised, and all equity grants constituting unvested restricted shares or RSUs under the existing incentive plans would be forfeited by any named executive officer who is terminated for "cause." Unless there is a different definition in the applicable award agreement, both the transitional plan (which governs the awards other than the 2016 RSU award) and the incentive plan define "cause" as insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform his duties and responsibilities for any reason other than illness or incapacity; provided that, if such termination is within 12 months after a change in control (as described below), "cause" means a felony conviction for fraud, misappropriation or embezzlement.

        Termination Without Cause.    Pursuant to the award agreement for the 2016 RSU award, Mr. Shean's 2016 RSU award is subject to partial acceleration upon a termination of his employment without cause. See "—Executive Compensation Arrangements—Christopher W. Shean" above for additional entitlements.

        Subject to the timely delivery of a general release agreement in favor of the company, Mr. Shean's and Mr. Haufschild's multi-year awards provide for vesting upon a termination of employment without cause of those options that would have vested during the 12-month period following the termination date if such person had remained an employee, plus a pro rata portion of the remaining unvested options based on the portion of the vesting period elapsed through the termination date.

        As of December 30, 2016, Mr. Shean's and Mr. Haufschild's only other unvested equity awards were (i) standard stock option awards vesting on March 4 of each of 2016, 2017 and 2018 and (ii) performance-based restricted stock awards, in each case granted under the transitional plan. Subject to the holder's timely delivery of a general release agreement in favor of our company, the standard stock option awards provide for vesting upon a termination of employment without cause of those options that would have vested during the 12-month period following the termination date if such person had remained an employee. The performance-based restricted stock awards granted to Mr. Shean and Mr. Haufschild would have been forfeited if they had been terminated without cause as of December 30, 2016. Mr. Shean and Mr. Haufschild are not entitled to any severance pay or other benefits upon a termination without cause.

        Death.    In the event of death of any of the named executive officers, the incentive plans and applicable award agreements provide for vesting in full of any outstanding options and the lapse of restrictions on any restricted stock or RSU awards. See "Executive Compensation Arrangements" above. None of the named executive officers is entitled to any severance pay or other benefits upon a termination due to death.

        Disability.    If the employment of any of the named executive officers is terminated due to disability, which is defined in the incentive plans or applicable award agreements, such plans or agreements provide for vesting in full of any outstanding options and the lapse of restrictions on any restricted stock or RSU awards. See "Executive Compensation Arrangements" above. None of the named executive officers is entitled to any severance pay or other benefits upon a termination due to disability.

        Change in Control.    In case of a change in control, the incentive plans provide for vesting in full of any outstanding options and the lapse of restrictions on any restricted share awards held by the named executive officers. A change in control is generally defined as:

  •
  The acquisition by a non-exempt person (as defined in the incentive plans) of beneficial ownership of at least 20% of the combined voting power of the then outstanding shares of our company ordinarily having the right to vote in the election of directors, other than pursuant to a transaction approved by our board of directors.

  •
  The individuals constituting our board of directors over any two consecutive years in the case of periods following the Proxy Arrangement Termination Date (or any single year in the case of periods prior to the Proxy Arrangement Termination Date) cease to constitute at least a majority of the board, subject to certain exceptions that permit the board to approve new members by approval of at least two-thirds of the remaining directors.

  •
  Any merger, consolidation or binding share exchange that causes the persons who were common stockholders of our company immediately prior thereto to lose their proportionate interest in the common stock or voting power of the successor or to have less than a majority of the combined voting power of the then outstanding shares ordinarily having the right to vote in the election of directors, the sale of substantially all of the assets of the company or the dissolution of the company.

        In the case of a change in control described in the last bullet point, our compensation committee may determine not to accelerate the existing equity awards of the named executive officers if equivalent awards will be substituted for the existing awards. For purposes of the tabular presentation below, we have assumed no such determination was made.

        With respect to Mr. Shean's 2016 RSU award and any related unpaid dividend equivalents, our compensation committee may not determine to give new or substitute awards to Mr. Shean in lieu of acceleration. See "—Executive Compensation Arrangements—Christopher W. Shean" above.

Benefits Payable Upon Termination or Change-in-Control

Name	Voluntary Termination ($)		Termination for Cause ($)	Termination Without Cause ($)		Death ($)		Disability ($)		After a Change in Control ($)
Christopher W. Shean
Options	768,493	(1)	—	768,493	(2)	768,493	(3)	768,493	(3)	768,493	(3)
Restricted Stock/RSUs	—		—	208,188	(2)	440,813	(3)	440,813	(3)	440,813	(3)

Total	768,493		—	976,681		1,209,306		1,209,306		1,209,306

Wade D. Haufschild
Options	127,328	(1)	—	127,328	(2)	127,328	(3)	127,328	(3)	127,328	(3)
Restricted Stock	—		—	—		32,807	(3)	32,807	(3)	32,807	(3)

Total	127,328		—	127,328		160,135		160,135		160,135

(1)
Based on the number of vested options held by Mr. Shean and Mr. Haufschild at December 30, 2016. For more information, see the "Outstanding Equity Awards at Fiscal Year-End" table above.

(2)
Based on (i) the number of vested options held by Mr. Shean and Mr. Haufschild at December 30, 2016 and (ii) the number of unvested RSUs held by Mr. Shean at December 30, 2016 that would vest pursuant to the forward-vesting provisions in his award agreements if he were terminated without cause as of December 30, 2016. Mr. Shean and Mr. Haufschild's unvested options have been excluded from this table as the exercise prices of these unvested options were more than the closing market price of LEXEA shares on December 30, 2016. See the "Outstanding Equity Awards at Fiscal Year-End" table and "Potential Payments Upon Termination or Change-in-Control—Termination Without Cause or for Good Reason" above.

(3)
Based on (i) the number of vested options held by Mr. Shean and Mr. Haufschild at December 30, 2016, (ii) the number of unvested performance-based restricted shares held by Mr. Shean and Mr. Haufschild at December 30, 2016 and (iii) the number of unvested RSUs held by Mr. Shean at December 30, 2016. Mr. Shean and Mr. Haufschild's unvested options have been excluded from this table as the exercise prices of these unvested options were more than the closing market price of LEXEA shares on December 30, 2016. For more information, see the "Outstanding Equity Awards at Fiscal Year-End" table above.

DIRECTOR COMPENSATION

Nonemployee Directors

        Director Fees.    Each of our directors who is not an employee of, or service provider to, our company will be paid an annual fee of $150,000 (which we refer to as the director fee), of which $75,000 is payable in cash and the balance is payable in RSUs or options to purchase shares of LEXEA, which will vest one year from the grant date, with the remainder payable in cash. See "—Director Equity Grants" below for information on the incentive awards granted in 2016 to the nonemployee directors with respect to service on our board in 2017. Fees for service on our audit committee, compensation committee and nominating and corporate governance committee are the same for 2016 and 2017. With respect to our audit committee, compensation committee and nominating and corporate governance committee, each member thereof receives an additional annual fee of $15,000, $10,000 and $10,000, respectively, for his participation on each such committee, which has not changed since 2016, except that the chairman of that committee instead receives an additional annual fee of $25,000, $15,000 and $15,000, respectively, for his participation on that committee. The cash portion of the director fees and the fees for participation on committees are payable quarterly in arrears. For 2016, director fees were prorated and calculated retroactively from November 4, 2016.

        Equity Incentive Plans.    As discussed above, awards granted to our nonemployee directors under the incentive plan are currently administered by our full board of directors. Our board of directors has full power and authority to grant eligible persons the awards described below and to determine the terms and conditions under which any awards are made. The incentive plan is designed to provide additional remuneration to our nonemployee directors and independent contractors, among others, and to encourage their investment in our capital stock, thereby increasing their proprietary interest in our business. Our board of directors may grant non-qualified stock options, SARs, restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing under the incentive plan.

        As described above, in connection with the Split-Off, our company's board of directors adopted the transitional plan, which governs the terms and conditions of awards issued in the Split-Off in connection with adjustments made to awards previously granted by Liberty Interactive with respect to its Liberty Ventures common stock.

        In 2016, each of our nonemployee directors was given a choice of receiving his annual equity grant in the form of RSUs or options.

        Director Equity Grants.    Pursuant to our director compensation policy described above and the incentive plan, on December 15, 2016, Messrs. Engles, Hammond, Schoelzel and von Furstenberg each received a grant of 1,709 RSUs with respect to LEXEA shares. On December 15, 2016, Mr. Brett was granted options to purchase 5,912 shares of LEXEA at an exercise price equal to $41.40, which was the closing price of such stock on the grant date. The RSUs will vest and the options will become exercisable on the first anniversary of the grant date, or on such earlier date that the grantee ceases to be a director because of death or disability, and, unless our board determines otherwise, will be terminated without vesting or becoming exercisable if the grantee resigns or is removed from the board before the vesting date, except that awards to Series B Directors will vest in full if the Series B Director Termination Time occurs prior to December 15, 2017. Once vested, the options will remain exercisable until the seventh anniversary of the grant date, or, if earlier, until the first business day following the first anniversary of the date the grantee ceases to be a director.

Director Compensation Table

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)(3)	Option Awards ($)(2)(4)	All other compensation ($)	Total ($)
John C. Malone	—	—	—	—	—
Stephen M. Brett	18,224	—	73,296	—	91,520
Gregg L. Engles	19,016	70,753	—	—	89,769
Robert Hammond	11,885	70,753	—	—	82,638
Scott W. Schoelzel	18,224	70,753	—	—	88,977
Alexander von Furstenberg	11,885	70,753	—	—	82,638

(1)
John C. Malone, the Chairman of the Board of our company, received no compensation for serving as a director of our company during 2016. Christopher W. Shean, who became a director of our company in November 2016 and is currently a named executive officer, received no compensation for serving as a director of our company during 2016. Richard N. Baer, our Chief Legal Officer, served on our board of directors during 2016 (prior to the Split-Off) but did not receive any compensation for serving as a director of our company during that time.

(2)
As of December 31, 2016, our directors (other than Mr. Shean, whose equity awards are listed in "Outstanding Equity Awards at Fiscal Year-End" above) held the following equity awards:

	John C. Malone	Stephen M. Brett	Gregg L. Engles	Robert Hammond	Scott W. Schoelzel	Alexander von Furstenberg
Options
LEXEA	—	5,912	—	—	—	—
Restricted Stock Units
LEXEA	—	—	1,709	1,709	1,709	1,709
(3)
Reflects the grant date fair value of RSUs awarded to Messrs. Engles, Hammond, Schoelzel and von Furstenberg, which has been computed based on the closing price of LEXEA shares on the grant date in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures.

(4)
The aggregate grant date fair value of the stock options awarded to Mr. Brett has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 9 to our consolidated financial statements for the year ended December 31, 2016 (which are included in the 2016 Form 10-K).

 EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth information as of December 31, 2016 with respect to shares of our common stock authorized for issuance under our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders: None
Equity compensation plans not approved by security holders(1):
Liberty Expedia Holdings, Inc. 2016 Omnibus Incentive Plan			3,678,820	(2)
LEXEA	5,912	$41.40
LEXEB	—	—
Liberty Expedia Holdings, Inc. Transitional Stock Adjustment Plan			—	(3)
LEXEA	1,311,225	$24.38
LEXEB	658,620	$38.48
Total
LEXEA	1,317,137

LEXEB	658,620

			3,678,820

(1)
The Liberty Expedia Holdings, Inc. 2016 Omnibus Incentive Plan and the Liberty Expedia Holdings, Inc. Transitional Stock Adjustment Plan were previously approved by our board of directors in connection with the Split-Off. As described above under "Proposals of Our Board—Proposal 2—The Incentive Plan Proposal," we are seeking stockholder approval of the Liberty Expedia Holdings, Inc. 2016 Omnibus Incentive Plan at the annual meeting.

(2)
The Liberty Expedia Holdings, Inc. 2016 Omnibus Incentive Plan permits grants of, or with respect to, shares of any series of our common stock, subject to a single aggregate limit.

(3)
The Liberty Expedia Holdings, Inc. Transitional Stock Adjustment Plan governs the terms and conditions of awards with respect to our company's common stock that were granted in connection with adjustments made to awards granted by Liberty Interactive with respect to its Liberty Ventures common stock. As a result, no further grants are permitted under this plan.

 RELATIONSHIP AMONG OUR COMPANY, THE MALONE GROUP, DILLER AND EXPEDIA

        Prior to the completion of the Split-Off, the relationship among Diller, Liberty Interactive and Expedia was governed by two agreements which were entered into in connection with the spin-off of TripAdvisor, Inc. from Expedia in December 2011 and which were assigned to our company in connection with the Split-Off: an Amended and Restated Governance Agreement, dated as of December 20, 2011, among Expedia, Liberty Interactive and Diller (the Governance Agreement) and an Amended and Restated Stockholders Agreement, dated as of December 20, 2011, between Diller and Liberty Interactive (the Stockholders Agreement).

  The Governance Agreement, As Assigned

  Assignment

        In connection with the Split-Off, on November 4, 2016, we entered into an Assignment and Assumption of Governance Agreement (the Governance Agreement Assignment) with Liberty Interactive, Diller and Expedia to effect the assignment by Liberty Interactive and assumption by us of Liberty Interactive's rights, benefits and obligations under the Governance Agreement. Effective immediately prior to the Split-Off, we were substituted for Liberty Interactive for all purposes under the Governance Agreement. We refer to the Governance Agreement, as it was amended by the Governance Agreement Assignment, as the Assigned Governance Agreement.

  Representation of Our Company on the Expedia Board of Directors

        Under the terms of the Assigned Governance Agreement:

  •
  We have the right to nominate up to such number of Expedia directors as is equal to 20% of the total number of Expedia directors (rounded up to the next whole number if the total number of directors is not an even multiple of 5) so long as we beneficially own at least 16,825,982 equity securities of Expedia (i.e., so long as our ownership percentage is at least equal to 15% of the total equity securities of Expedia);

  •
  We have the right to nominate one director of Expedia so long as we beneficially own at least 11,217,321 equity securities of Expedia (i.e., so long as we own at least 5% of the total equity securities of Expedia); and

  •
  Expedia will use its reasonable best efforts to cause one of our designees to be a member of a committee of the board of directors of Expedia and, to the extent the person designated by our company would qualify as a member of the compensation committee of the board of directors of Expedia under applicable tax and securities laws and regulations, Expedia will seek to have that person appointed to the compensation committee of Expedia.

        Liberty Interactive's nominees serving on Expedia's board of directors at the time of the Split-Off continued to serve on Expedia's board of directors as our initial nominees after the Split-Off and will serve until their respective successors are duly elected or appointed and qualified, or until their earlier death, resignation, or removal. Pursuant to the terms of the Assigned Governance Agreement, Expedia will cause each director that we nominate (each a Splitco director) to be included in the slate of nominees recommended by the board of directors of Expedia to the stockholders of Expedia for election as directors at each annual meeting of the stockholders of Expedia and will use all reasonable efforts to cause the election of each such director including soliciting proxies in favor of the election of such persons. We have the right to designate a replacement director to the board of directors of Expedia in order to fill any vacancy of a director previously designated by our company. We would have the right to transfer this ability to nominate candidates to the board of directors of Expedia, subject to the same ownership requirements as our current nomination rights, to our transferee in a Block Sale (as defined below), provided that the transferee's nominees are independent directors and are approved by Expedia's nominating committee (or equivalent committee of the board of directors of Expedia). In addition, as described below under "—Stockholders Agreement, As Assigned—Distribution Transactions," the spun-off or split-off company in a Distribution Transaction (as defined in "—The Stockholders Agreement, As Assigned—Distribution Transactions") will succeed to our rights under the Assigned Governance Agreement, including our right to nominate directors.

  Contingent Matters

        The Assigned Governance Agreement lists certain actions (which are referred to as Contingent Matters) that require the prior consent of our company and Diller before Expedia can take any such action. For so long as:

  •
  in the case of our company, we own at least 14,956,428 equity securities and at least 5% of the total equity securities of Expedia (the Splitco Condition); and

  •
  in the case of Diller, he owns at least 2,500,000 shares of EXPE and Expedia Class B common stock, $0.0001 par value per share (Expedia class B common stock, and together with EXPE, the Expedia Common Shares) (including options to purchase Expedia Common Shares, whether or not then exercisable), continues to serve as chairman of Expedia and has not become disabled (the Diller Condition, and together with the Splitco Condition, the Consent Conditions),

        Expedia has agreed that, without the prior approval of our company and/or Diller (whichever (or both) satisfy certain ownership requirements), it will not engage in any transaction that would result in, or have the reasonable likelihood of resulting in, we or Diller having to divest any part of our or his interest, as the case may be, in Expedia or any other material assets, or that would render any such ownership illegal or would subject Diller or our company to any fines, penalties or material additional restrictions or limitations.

        In addition, for so long as the Consent Conditions apply, if Expedia (or any of its subsidiaries) incurs any indebtedness (other than a customary refinancing not to exceed the principal amount of the existing obligation being refinanced) after which Expedia's total debt ratio (as defined in the Assigned Governance Agreement) equals or exceeds 8:1, then for so long as the total debt ratio continues to equal or exceed 8:1, Expedia may not take any of the following actions without the prior approval of our company and/or Diller:

  •
  acquire or dispose of any assets, issue any debt or equity securities, repurchase any debt or equity securities, or incur indebtedness, if the aggregate value of such transaction or transactions (alone or in combination) during any six month period equals 10% or more of Expedia's market capitalization;

  •
  voluntarily commence any liquidation, dissolution or winding up of Expedia or any material subsidiary of Expedia;

  •
  make any material amendments to the certificate of incorporation or bylaws of Expedia;

  •
  engage in any line of business other than online and offline travel services and products and related businesses, or other businesses engaged in by Expedia as of the date of determination of the total debt ratio;

  •
  adopt any stockholder rights plan that would adversely affect our company or Diller, as applicable; or

  •
  grant additional consent rights to a stockholder of Expedia.

  Preemptive Rights

        In the event that Expedia issues or proposes to issue any shares of EXPE or Expedia class B common stock (with certain limited exceptions) including shares issued upon exercise, conversion or exchange of options, warrants and convertible securities, we will have preemptive rights that entitle our company to purchase a number of Expedia Common Shares so that we will maintain the identical ownership interest in Expedia (subject to certain adjustments) that we had immediately prior to such issuance or proposed issuance (but not in excess of (20.01%)). Any purchase by our company will be allocated between EXPE and Expedia class B common stock in the same proportion as the issuance or issuances giving rise to the preemptive right, except to the extent that we opt to acquire shares of EXPE in lieu of shares of Expedia class B common stock.

  Registration Rights

        We and Diller are entitled to customary, transferrable registration rights with respect to shares of EXPE owned by us or Diller. We are entitled to four demand registration rights and Diller is entitled to three demand registration rights. Expedia will pay the costs associated with such registrations (other than underwriting discounts, fees and commissions). Expedia will not be required to register shares of EXPE if a stockholder could sell the shares in the quantities proposed to be sold at such time in one transaction under Rule 144 of the Securities Act of 1933, as amended (the Securities Act), or under another comparable exemption from registration.

        In connection with a transfer of Expedia securities to an unaffiliated third party, our company or Diller may assign any of our or his then-remaining demand registration rights to the third party transferee, if upon the transfer the transferee acquires beneficial ownership of more than 5% of the then outstanding equity securities of Expedia. If upon the transfer the transferee acquires beneficial ownership of equity securities of Expedia representing less than 5% of the then outstanding equity securities, but having at least $250 million in then-current market value, we or Diller may assign one of our or his remaining demand registration rights, which the transferee may exercise only in connection with an offering of shares of EXPE with a market value of at least $100 million.

  Inapplicability of Anti-Takeover Provisions to Distribution Transaction or Block Sale

        Pursuant to the Assigned Governance Agreement, Expedia will not, in the case of a Distribution Transaction, implement any anti-takeover provision (including any shareholder rights plan) or, in the case of a Block Sale (as defined in "—The Stockholders Agreement, As Assigned—Block Sales"), Expedia will render inapplicable any such anti-takeover provision:

  •
  the purpose or reasonably evident effect of which is to restrict or limit our ability to engage in a Distribution Transaction or a Block Sale; or

  •
  the purpose or reasonably evident effect of which is to impose a material economic detriment on the company to which Expedia equity securities are transferred in connection with a qualifying Distribution Transaction (and whose shares are distributed to the public stockholders of our company) or that would impose a material economic detriment on the transferee in a Block Sale.

        In addition, the Expedia board of directors will approve the transfer of Expedia Common Shares in a Distribution Transaction or Block Sale (up to a 30% ownership level in the case of a Block Sale) for purposes of Section 203 of the Delaware General Corporation Law (the DGCL), which imposes restrictions on certain transactions with "interested stockholders" under the DGCL. In the case of a Block Sale, however, such approval for purposes of Section 203 of the DGCL will be subject to the imposition of contractual restrictions on the Block Sale transferee analogous to the provisions of Section 203 of the DGCL (as described below).

  Restrictions on Block Sale Transferee

        For three years following a Block Sale by our company, the transferee will be subject to, among other things, the following restrictions with regard to Expedia, unless the restrictions terminate early in the following circumstances:

  •
  an ownership cap set at 30% of the total equity securities of Expedia (which would apply to any "group" which the transferee or its affiliates is a member), subject to adjustment under certain circumstances;

  •
  specified "standstill" restrictions limiting the transferee's ability, at such time as any directors nominated by the transferee are serving on the Expedia board of directors, to, among other things, engage in proxy contests, propose transactions involving the company, form a "group" (as defined in the Exchange Act) or influence the management of Expedia. These restrictions, other than the prohibition on proxy contests, would terminate if the transferee relinquishes all rights to nominate directors under the Assigned Governance Agreement; and

  •
  contractual provisions analogous to the provisions of Section 203 of the DGCL that would prohibit the transferee from engaging in specified "business combination" transactions with Expedia without the prior approval of Expedia, acting through a committee of independent directors.

        The contractual provisions mirroring Section 203 of the DGCL would not apply to the transferee if upon the Block Sale it would not be an "interested stockholder" (as defined in Section 203 of the DGCL) of Expedia. However, if these contractual provisions become applicable at the time of the Block Sale, they will continue in effect for the term of the standstill restrictions even if the transferee would subsequently cease to be an "interested stockholder" (as defined in Section 203 of the DGCL) of Expedia. The standstill restrictions and 30% ownership cap, as well as the termination provisions, would apply to subsequent transferees of all or substantially all of the shares transferred in a prior Block Sale, but in any event would not extend past the third anniversary of the original Block Sale. The statutory provisions of Section 203 of the DGCL would apply with respect to unaffiliated subsequent transferees of the shares transferred in a prior Block Sale to the extent applicable.

        Prior to the expiration of the three-year term, the standstill restrictions, including the cap on ownership described above, would terminate at the earlier of (i) Diller and his affiliates "actually owning" securities representing more than 50% of the total voting power of Expedia or (ii) the Block Sale transferee and its affiliates beneficially owning (as defined in the Assigned Governance Agreement) securities representing less than 12% of the total voting power of Expedia and Diller beneficially owning (as defined in the Assigned Governance Agreement) securities representing more than 40% of the total voting power of Expedia. For this purpose, securities "actually owned" by Diller and his affiliates will include all securities of Expedia held by Diller and his "affiliates," plus those shares of Expedia class B common stock for which Diller and his "affiliates" have a right to "swap" shares of EXPE (as discussed below) but for which the swap right has not been exercised, minus the securities Diller and his "affiliates" currently hold but would need to exchange for the Expedia class B common stock in such swap right.

        The above restrictions may be waived at any time by Expedia, acting through a committee of independent directors.

  Other Block Sale Provisions

        If Diller does not acquire from our company all shares of Expedia class B common stock proposed to be transferred in a Block Sale or in a transfer of all of the Expedia Common Shares owned by our company through the exercise of his "swap" right or right of first refusal under the Assigned Stockholders Agreement (as defined below) (resulting in such Expedia class B common stock beneficially owned by our company being converted into, or exchanged for, shares of EXPE before the Block Sale), for a period of two years after the Block Sale, Diller will have the right from time to time to acquire from Expedia an equal number of shares of Expedia class B common stock held in treasury, either by purchase at fair market value, through an exchange of an equivalent number of shares of EXPE, or a combination of the foregoing. Diller may exercise this right either alone or in conjunction with one or more third parties so long as Diller retains voting control over the Expedia class B common stock acquired. Prior to the expiration of the two-year period following a Block Sale, Diller's right to acquire Expedia class B common stock from Expedia will be suspended immediately upon the entry by Expedia into a merger agreement providing for a merger that constitutes a change of control of Expedia, and will terminate irrevocably upon the consummation of an exchange or tender offer for securities representing a majority of the total voting power of Expedia or a merger that constitutes a change of control of Expedia.

  Certain Waivers

        During the term of the Assigned Stockholders Agreement, without Expedia's consent (to be exercised by a committee of independent directors), Diller will not waive our obligation under the Assigned Stockholders Agreement to convert or exchange shares of Expedia class B common stock to shares of EXPE in specified circumstances. This consent right is not applicable if Diller no longer has any rights under the Assigned Stockholders Agreement. In certain circumstances this consent right will survive a mutual termination of the Assigned Stockholders Agreement for a period of up to one year.

  Termination

        Generally, the Assigned Governance Agreement will terminate:

  •
  with respect to our company, at such time that we beneficially own equity securities representing less than 5% of the total equity securities of Expedia; and

  •
  with respect to Diller, at such time as Diller ceases to be the chairman of Expedia or becomes disabled.

        With respect to the provisions governing Contingent Matters, such provisions will terminate as to Diller and our company as set forth under "—Contingent Matters."

        The foregoing summary of the Assigned Governance Agreement does not purport to be complete and is qualified in its entirety by reference to the Governance Agreement and Governance Agreement Assignment, which are incorporated by reference herein. The Governance Agreement is filed as Exhibit 10.1 to Expedia, Inc.'s Current Report on Form 8-K filed with the SEC on December 27, 2011. The Governance Agreement Assignment is filed as Exhibit 10.6 to our Current Report on Form 8-K filed with the SEC on November 7, 2016 (the Liberty Expedia Form 8-K).

  The Stockholders Agreement, As Assigned

  Assignment

        In connection with the Split-Off, on November 4, 2016, we entered into an Assignment and Assumption of Stockholders Agreement (the Stockholders Agreement Assignment) with Liberty Interactive and Diller to effect the assignment by Liberty Interactive and assumption by us of Liberty Interactive's rights, benefits and obligations under the Stockholders Agreement. Effective immediately prior to the Split-Off, and subject to the Split-Off, we were substituted for Liberty Interactive for all purposes under the Stockholders Agreement. We refer to the Stockholders Agreement, as it was amended by the Stockholders Agreement Assignment, as the Assigned Stockholders Agreement.

  General

        Diller holds the Diller Proxy (as defined below) with respect to all securities of Expedia beneficially owned by our company on all matters submitted to a stockholder vote or by which the stockholders may act by written consent, except for Contingent Matters with respect to which we have not consented, so long as Diller continues to own at least 2,500,000 shares of EXPE (including options). The Diller Proxy will generally remain in effect until the earlier of (i) Diller no longer serving as chairman of Expedia and (ii) Diller becoming disabled. Under certain limited circumstances, including a breach by Diller of certain provisions of the Assigned Stockholders Agreement, the Diller Proxy may terminate sooner. In addition, the Assigned Stockholders Agreement provides for the suspension of the Diller Proxy if Diller cannot vote due to mental or physical disability.

        We and Diller will vote against any Contingent Matter with respect to Expedia if either Diller or our company does not approve the Contingent Matter (so long as either such party continues to have veto rights with respect to the Contingent Matter under the Assigned Governance Agreement). Diller will also vote all securities of Expedia over which he has voting control in favor of our designees to the board of directors of Expedia, and, subject to Diller's election as a director of Expedia, we will use our reasonable best efforts to cause Diller to be elected and continue to serve as chairman of the board of directors of Expedia.

        In connection with the Split-Off, Diller assigned the Diller Proxy to our company, as further described below in "—Diller Assignment."

  Restrictions on Transfers

        Until the later of (i) the date Diller no longer serves as chairman of Expedia and (ii) the date Diller no longer holds the Diller Proxy (or upon Diller becoming disabled, if that occurs first), and subject to the other provisions of the Assigned Stockholders Agreement, neither we nor Diller can transfer shares of EXPE or Expedia class B common stock, other than:

  •
  transfers by Diller to pay taxes relating to the granting, vesting and/or exercise of stock options to purchase shares of EXPE;

  •
  transfers to each party's respective affiliates;

  •
  transfers of EXPE pursuant to certain hedging transactions effected by our company and meeting certain requirements;

  •
  pledges relating to financings, subject to certain conditions, and any related transfer of shares of EXPE in connection with the enforcement of such pledge; and

  •
  transfers of options or shares of EXPE in connection with "cashless exercises" of Diller's options to purchase shares of EXPE.

        The restrictions on transfer are subject to a number of exceptions (which exceptions, in the case of a transfer of shares of Expedia class B common stock, are generally subject to the right of first refusal described below):

  •
  either of our company or Diller may transfer shares of EXPE or Expedia class B common stock to an unaffiliated third party, subject, in the case of shares of Expedia class B common stock, to the tag-along rights described below and Expedia's consent in the event of a waiver of our obligation to convert or exchange shares of Expedia class B common stock to shares of EXPE in certain circumstances as described above under "—The Governance Agreement, As Assigned—Certain Waivers";

  •
  either of our company or Diller may transfer shares of EXPE so long as the transfer complies with the requirements of Rule 144 or Rule 145 under the Securities Act; and

  •
  we may engage in a Distribution Transaction or Block Sale (as described below).

  Tag-Along Rights and Right of First Refusal

        Each of Diller and our company has a right to "tag-along" (i.e. participate on a pro rata basis) on sales by the other of shares of Expedia class B common stock to any unaffiliated third party with limited exceptions. Diller does not have a tag-along right in connection with a Distribution Transaction by our company.

        Each of Diller and our company has a right of first refusal in the case of a proposed transfer by the other of shares of Expedia class B common stock to an unaffiliated third party, subject to specified exceptions, including transfers by our company pursuant to a Distribution Transaction.

  Transfers of Shares of Expedia Class B Common Stock

        If either our company or Diller proposes to transfer shares of Expedia class B common stock, the other will have the right to swap any shares of EXPE we own or he owns for such shares of Expedia class B common stock proposed to be transferred (subject to the right of first refusal described above). To the extent that, after application of the swap right described in the prior sentence, there remain shares of Expedia class B common stock that the selling stockholder would otherwise transfer to an unaffiliated third party, such shares must first be converted or exchanged into shares of EXPE.

        As described above under "—The Governance Agreement, As Assigned—Certain Waivers," any waiver by Diller of our obligation in the Assigned Stockholders Agreement to convert shares of Expedia class B common stock to shares of EXPE before transfer to an unaffiliated third party will be subject to the consent of Expedia, exercisable through a committee of independent directors. This consent right is not applicable if Diller no longer has any rights under the Assigned Stockholders Agreement. The consent right will survive a mutual termination of the Assigned Stockholders Agreement for one year unless Diller's rights are terminated under the circumstances described below in "—Termination."

        This transfer restriction does not apply to, among other specified transfers, transfers among the parties and their affiliates and transfers by our company in a Distribution Transaction.

  Distribution Transactions

        We are permitted to spin-off or split-off to our public stockholders all, but not less than all, of our equity ownership in Expedia in a transaction meeting specified requirements (a Distribution Transaction) without first complying with the transfer restrictions described above, including Diller's tag-along right, right of first refusal, swap right and conversion requirement, and without being subject to the application of certain anti-takeover provisions, as described above under "—The Governance Agreement, As Assigned—Inapplicability of Anti-takeover Provisions to Distribution Transaction or Block Sale." The spun-off or split-off company will be required to assume all of our obligations (including the Diller Proxy given to Diller) and will succeed to our rights under the Assigned Governance Agreement and Assigned Stockholders Agreement (including our right to nominate directors).

  Block Sales

        For so long as our equity ownership in Expedia does not exceed 30% of the total equity securities of Expedia and Diller continues to hold a proxy over our shares in Expedia, we may sell all, but not less than all, of such equity interest in Expedia to an unaffiliated third party (a Block Sale), without being subject to the application of certain anti-takeover provisions, as described above under "—The Governance Agreement, As Assigned—Inapplicability of Anti-Takeover Provisions to Distribution Transaction or Block Sale," subject to prior compliance with Diller's tag-along right, right of first refusal and swap right, as well as the requirement that we convert shares of Expedia class B common stock to shares of EXPE or exchange them for shares of EXPE with Expedia before the Block Sale.

        Prior to any Block Sale, we will be required to exchange and/or convert any shares of Expedia class B common stock proposed to be transferred in such Block Sale, to the extent Diller does not acquire such shares pursuant to exercise of his right of first refusal or swap right, for newly-issued shares of EXPE (subject to application of relevant securities laws).

  Termination

        Diller's and our rights and obligations under the Assigned Stockholders Agreement generally terminate at such time as, in the case of Diller, he no longer beneficially owns at least 1,000,000 shares of EXPE. Our tag-along rights and obligations terminate at such time as we cease to beneficially own at least 5% of the outstanding shares of EXPE.

        In addition, Diller's rights under the Assigned Stockholders Agreement will terminate upon the later of (i) the date Diller ceases to serve as chairman of Expedia or becomes disabled and (ii) the date Diller no longer holds a proxy to vote the Expedia Common Shares owned by our company.

        The foregoing summary of the Assigned Stockholders Agreement does not purport to be complete and is qualified in its entirety by reference to the Stockholders Agreement and Stockholders Agreement Assignment, which are incorporated by reference herein. The Stockholders Agreement is filed as Exhibit 10.11 to Expedia Inc.'s Annual Report on Form 10-K for the year ended December 31, 2011, filed on February 9, 2012. The Stockholders Agreement Assignment is filed as Exhibit 10.7 to the Liberty Expedia Form 8-K.

  Proxy Arrangements

        We and Liberty Interactive entered into the Transaction Agreement with the Malone Group and Diller. The Transaction Agreement facilitates certain proxy arrangements (the proxy arrangements) described below. Pursuant to an irrevocable proxy (the Diller Proxy) granted to Diller by Liberty Interactive pursuant to the Stockholders Agreement (which agreement was assigned to our company and amended in connection with the Split-Off), Diller generally controls the vote of the Expedia Common Shares beneficially owned by our company. In connection with the completion of the Split-Off, Diller assigned the Diller Proxy to our company for a period of time up to 18 months following completion of the Split-Off, subject to earlier termination in circumstances described below. As a result, for so long as such assignment is in effect, Diller does not have the right to vote the Expedia Common Shares beneficially owned by our company. However, by virtue of (i) certain governance rights with respect to our company as set forth in our restated charter and bylaws, (ii) an amendment to the Stockholders Agreement entered into at the time of the Split-Off, (iii) provisions of the Transaction Agreement and (iv) the Malone Proxy, until the termination of Diller's assignment of the Diller Proxy, Diller will be able to elect the Series B Directors of our company, who will determine how we will exercise certain rights and vote the Expedia Common Shares beneficially owned by our company, and which we have the power to vote, in the election of Expedia directors.

  Transaction Agreement

        The Transaction Agreement facilitates the proxy arrangements whereby, until the termination or expiration of the proxy arrangements, (i) Diller has irrevocably assigned to our company (the Diller Assignment) the Diller Proxy to vote all Expedia Common Shares beneficially owned by our company, and (ii) the Malone Group has granted Diller an irrevocable proxy to vote all shares of LEXEA and LEXEB beneficially owned by the Malone Group upon completion of the Split-Off or thereafter, in each case, subject to certain limitations.

        We have amended and restated our certificate of incorporation and bylaws to be substantially in the forms attached to the Transaction Agreement, and the applicable parties to the Transaction Agreement have entered into the Governance Agreement Assignment and the Stockholders Agreement Assignment, in each case assigning the rights, benefits and obligations of such agreement from Liberty Interactive to our company, the Stockholders Agreement Amendment (as defined below), the Diller Assignment, the Malone Proxy and certain other documents in connection with the Split-Off (collectively with the Transaction Agreement, the Proxy Arrangement Documents). During the period the proxy arrangements are in effect, our restated charter provides, among other things, that any action by our company to transfer the shares of Expedia class B common stock beneficially owned by us will require the approval of our stockholders holding in excess of 70% of the voting power of our company.

        Pursuant to the Proxy Arrangement Documents, immediately following the completion of the Split-Off, our board of directors consisted of seven members, with five individuals designated by Liberty Interactive to serve as Common Stock Directors and two individuals designated by Diller to serve as Series B Directors. Three of the Common Stock Directors and one Series B Director are required to be "independent" as to our company pursuant to Nasdaq rules and regulations. During the term of the Transaction Agreement, our board of directors will cause each proposed Common Stock Director and each proposed Series B Director designated in accordance with our bylaws to be nominated for election and included in the slate of nominees recommended by our board (or a committee of our board) for election at the applicable meeting of stockholders of our company.

        The Transaction Agreement also provides that Liberty Interactive and we will indemnify each of Diller and the Malone Group (the Indemnified Parties) from any losses incurred in connection with, arising out of or resulting from, whether prior to or after the completion of the Split-Off, any actions relating to the matters contemplated by the Malone Proxy, Diller Assignment, Transaction Agreement, the Stockholders Agreement Amendment and certain provisions of our restated charter and bylaws (collectively, the Subject Instruments), or the exercise by any Indemnified Party of its rights under the Subject Instruments.

        The Transaction Agreement further provides that Liberty Interactive and we will reimburse each of Diller and the Malone Group for their respective reasonable, documented costs, fees and expenses incurred in connection with the execution and delivery of the Subject Instruments, subject to certain expense caps. All costs and expenses incurred in connection with the documents related to the proxy arrangements not covered by the indemnification and expense reimbursement provisions will be paid by the party incurring such cost or expense.

        The Transaction Agreement and the proxy arrangements will terminate upon the first to occur of:

  i.
  the eighteen month anniversary of the completion of the Split-Off;

  ii.
  upon the termination of the Diller Proxy upon Diller's death or disability or his ceasing to be chairman of Expedia (or any successor by merger, consolidation or other business combination), subject to certain exceptions;

  iii.
  following the first anniversary of the completion of the Split-Off, the close of business on the tenth day following written notice from Diller to terminate the Diller Assignment or from Malone to terminate the Malone Proxy, in each case, for any reason;

  iv.
  a finding that any of the Subject Instruments is invalid or unenforceable in any respect (other than a de minimis respect) or preliminarily or permanently enjoining the exercise of the parties' respective rights under any Subject Instrument, subject to certain exceptions;

  v.
  delivery of written notice from Diller to terminate the Diller Assignment or the Malone Group to terminate the Malone Proxy (or, in limited circumstances, without the requirement for any such notice) upon our entry into a definitive agreement with respect to certain business combinations with a third party (including Expedia or Liberty Interactive), in which case the termination will occur immediately prior to the consummation of such business combination;

  vi.
  commencement by an independent party of certain exchange or tender offers with respect to our common stock, unless within ten business days following the commencement of such exchange or tender offer, we have taken action reasonably sufficient to deter such independent party from consummating the exchange or tender offer, in which case the termination will not be deemed to have occurred until immediately prior to the consummation of such exchange or tender offer;

  vii.
  delivery of a termination notice by a non-breaching party following certain breaches by Diller, on the one hand, or our company, Liberty Interactive or the Malone Group, on the other hand, of their respective representations, warranties or covenants contained in any related agreement to which he or it is a party, which breach remains uncured for five business days following the delivery of notice of such breach;

  viii.
  either our company registering or becoming required to register under the Investment Company Act of 1940, as amended (the 40 Act), or the occurrence of changes in our assets or capital structure, or changes in applicable law or interpretations of the 40 Act, such that assuming the termination of the Diller Assignment, we would not be required to register as an investment company pursuant to the 40 Act (without giving effect to any cure or grace period or delay in the requirement to become registered under the 40 Act);

  ix.
  delivery of a notice from Diller following Malone's death or determination of his disability or his ceasing to be Chairman of our board of directors;

  x.
  the date on which no shares of LEXEB remain outstanding;

  xi.
  any purported transfer or assignment of the proxy granted pursuant to the Malone Proxy without the prior consent of Malone or any purported transfer or assignment of the Diller Proxy (other than pursuant to the Diller Assignment) without the consent of Diller;

  xii.
  if and to the extent a court of competent jurisdiction makes a final determination that the assignment of the Diller Proxy pursuant to the Diller Assignment renders the Diller Proxy invalid; and

  xiii.
  delivery of a notice from Diller within ten business days following our failure to deliver certain notices with respect to a determination as to how the Expedia Common Shares beneficially owned by our company are to be voted in the election of Expedia's directors.

        The date of termination of the Transaction Agreement, for any of the enumerated reasons, is referred to as the Proxy Arrangement Termination Date. Upon termination of the Transaction Agreement, both the Diller Assignment and the Malone Proxy will terminate and the Stockholders Agreement Amendment will terminate.

        The foregoing summary of the Transaction Agreement does not purport to be complete and is qualified in its entirety by reference to the Transaction Agreement, which is filed as Exhibit 10.13 to Amendment No. 4 to our Registration Statement on Form S-4 filed with the SEC on September 23, 2016 and incorporated by reference herein.

  Amendment No. 1 to Stockholders Agreement

        On November 4, 2016, prior to the completion of the Split-Off and following the execution of the Stockholders Agreement Assignment (but subject to the Transaction Agreement then being in effect), Diller and our company entered into Amendment No. 1 to the Stockholders Agreement (the Stockholders Agreement Amendment) which provides for certain agreements relating to the voting of Diller's and our Expedia Common Shares. From the completion of the Split-Off until the Proxy

Arrangement Termination Date, certain provisions of the Assigned Stockholders Agreement will be amended to provide that each of Diller and our company will vote his or our Expedia Common Shares in favor of the Splitco director nominees as selected by the board of directors of our company pursuant to our restated charter and bylaws. With respect to the election of directors to Expedia's board of directors, other than the Splitco directors, we will vote our Expedia Common Shares as directed by our board of directors pursuant to the terms of our restated charter and bylaws (i.e., as determined by the Series B Directors). Subject to the election of Diller to Expedia's board of directors, we will use our reasonable best efforts to cause Diller to be elected and continue to serve as chairman of the board of Expedia. The Stockholders Agreement Amendment further provides that with respect to any matter (other than the election of directors of Expedia) to be presented to Expedia's stockholders for approval, we and Diller will meet and use reasonable best efforts to agree on a common position for such matters prior to any Expedia stockholder meeting, and each of Diller and our company will vote his and our respective Expedia Common Shares if and as so agreed. If we and Diller are unable to agree on such a common position, with respect to any matter other than a Specified Corporate Action (as defined below), we and Diller may vote our and his respective Expedia Common Shares in our or his sole discretion, respectively. In the event the matter relates to a Specified Corporate Action, unless our company and Diller agree as to how our and his Expedia Common Shares will be voted, then, subject to limited exceptions (including with regard to business combinations as described below), our company and Diller will vote all of our and his respective Expedia Common Shares against the approval of such Specified Corporate Action. Specified Corporate Actions include (i) any recapitalization, reclassification or any other change in the existing capital structure of Expedia, or any voluntary liquidation, dissolution or winding up of Expedia, (ii) any business combination involving Expedia or its subsidiaries (other than solely among subsidiaries of Expedia), or any sale of all or substantially all of Expedia's assets, (iii) the creation of any new class or series of Expedia's capital stock or the issuance (other than pursuant to options, warrants or other rights outstanding at the completion of the Split-Off) of Expedia Common Shares, (iv) any amendment to Expedia's organizational documents and (v) any removal of a director from the Expedia board of directors, subject to certain exceptions. If our company and Diller do not agree on how to vote our and his Expedia Common Shares on a proposed business combination in which a third party (other than our company, a Diller affiliate or another person in which Diller has a financial interest) would acquire Expedia, any of its subsidiaries or substantially all of its assets, then, if Diller supports the transaction, we will vote in favor of its approval unless at least 70% of our board of directors votes to withhold such approval. Following the Proxy Arrangement Termination Date, the foregoing provisions will cease to be effective, and the corresponding provisions of the Assigned Stockholders Agreement will revert to the form in effect immediately prior to the effectiveness of the Stockholders Agreement Amendment.

        The Stockholders Agreement Amendment also contains certain waivers under the Assigned Stockholders Agreement in order to permit the proxy arrangements, including that, in the event Diller ceases to be chairman of Expedia following the completion of the Split-Off but prior to the Proxy Arrangement Termination Date, in certain circumstances, the Diller Proxy will not be terminated upon the Proxy Arrangement Termination Date but will instead terminate upon the first to occur of (x) following the Proxy Arrangement Termination Date, Diller abandoning efforts to become chairman of Expedia, (y) the 75th day following the Proxy Arrangement Termination Date, with such period to be tolled in certain circumstances and (z) any court rendering a final judgment in any proceeding, the effect of which is to enjoin or prevent Diller from exercising efforts to become chairman of Expedia or otherwise becoming chairman of Expedia.

        The foregoing summary of the Stockholders Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Stockholders Agreement Amendment, which is filed as Exhibit 10.8 to the Liberty Expedia Form 8-K and incorporated by reference herein.

  Diller Assignment

        On November 4, 2016, prior to the completion of the Split-Off (and subject to the Transaction Agreement then being in effect), Diller and our company entered into an Assignment Agreement (the Diller Assignment), which became effective immediately following the completion of the Split-Off and pursuant to which Diller irrevocably assigned the Diller Proxy to our company until the Proxy Arrangement Termination Date. For so long as the Diller Assignment is in effect, Diller will not have the right to vote the Expedia Common Shares beneficially owned by our company. The Diller Assignment will terminate upon the Proxy Arrangement Termination Date, at which time the right to vote the Expedia Common Shares beneficially owned by our company will revert to Diller pursuant to the Diller Proxy until the Diller Proxy is terminated upon his death or disability or his ceasing to be chairman of Expedia (or any successor by merger, consolidation or other business combination).

        The foregoing summary of the Diller Assignment does not purport to be complete and is qualified in its entirety by reference to the Diller Assignment, which is filed as Exhibit 10.10 to the Liberty Expedia Form 8-K and incorporated by reference herein.

  Malone Proxy

        On November 4, 2016, Diller and the Malone Group entered into the Malone Proxy, which became effective immediately following the completion of the Split-Off. Pursuant to the Malone Proxy, the Malone Group granted Diller an irrevocable proxy until the Proxy Arrangement Termination Date to vote all shares of LEXEA and LEXEB (and any securities of our company issued in respect of, or in substitution for, our common stock in certain transactions) beneficially owned upon the completion of the Split-Off or thereafter by the Malone Group or which any member otherwise has the power to vote (the Covered Shares). The Malone Proxy provides that Diller has no right to vote the Covered Shares on any matter acted on by our stockholders to approve (x) any agreement or transaction (i) between our company or any of our affiliates, on the one hand, and Diller, IAC/InterActiveCorp (IAC) or any of their respective affiliates, on the other hand, or (ii) between our company or any of our affiliates, on the one hand, and Expedia or its subsidiaries, on the other hand or (y) the removal of any Series B Director in accordance with our restated certificate of incorporation. The Malone Proxy will be suspended during any period of Diller's disability.

        The Malone Proxy further provides that, on (i) any recapitalization, reclassification or other change in our capital structure or the voluntary commencement of any liquidation, dissolution or winding up of our company, (ii) any merger or other business combination involving our company or our subsidiaries or a sale of all or substantially all of our assets, (iii) the creation of any new class or series of our capital stock or the issuance of our LEXEA or LEXEB shares or other securities of our company issued in respect of, or in substitution for, our common stock in certain transactions, subject to limited exceptions, or (iv) any amendment to our organizational documents, Malone (on behalf of the Malone Group) and Diller will seek to agree on how the Covered Shares will be voted on such matter. If they reach an agreement, Diller will vote the Covered Shares as agreed, but in the event they do not agree on how the Covered Shares are to be voted on such matter, Diller will vote all Covered Shares against such proposal. With respect to the election of or the filling of any vacancy with respect to Series B Directors, Diller will vote in his sole discretion all Covered Shares that are entitled to vote on the matter. With respect to the election of Common Stock Directors, Diller will vote all Covered Shares in favor of the slate of directors recommended by our board of directors (or a committee of our board). In the event there is any proposal requiring a separate class vote of shares of LEXEB (other than the election of, or filling of a vacancy with respect to, Series B Directors, which are addressed above, or the removal of Series B Directors), Diller will vote all shares of LEXEB that are Covered Shares as instructed by Malone (on behalf of the Malone Group), subject to certain exceptions. In the event there is a proposal to remove a Common Stock Director from the board of directors, Diller will vote all Covered Shares as instructed by Malone (on behalf of the Malone Group).

        Subject to certain exceptions, until the Proxy Arrangement Termination Date, the Malone Group has agreed not to transfer any Covered Shares except to a transferee who takes such shares subject to the Malone Proxy and who is acceptable to Diller in his sole discretion. Diller will vote all Covered Shares subject to the Malone Proxy and attend all meetings of our stockholders in person or by proxy for purposes of reaching a quorum.

        The Malone Proxy will terminate upon the Proxy Arrangement Termination Date, at which point the right to vote the Covered Shares will revert back to the Malone Group.

        The foregoing summary of the Malone Proxy does not purport to be complete and is qualified in its entirety by reference to the Malone Proxy, which is filed as Exhibit 10.11 to the Liberty Expedia Form 8-K and is incorporated by reference herein.

  Voting of Covered Shares of our Common Stock Pursuant to the Proxy Arrangements

        Pursuant to the Malone Proxy, following the completion of the Split-Off, the Malone Group granted Diller an irrevocable proxy over the Covered Shares until the Proxy Arrangement Termination Date. The below table sets forth a summary of the voting arrangements with respect to the Covered Shares.

Matter Presented to Our Stockholders	Who votes the Covered Shares?	Voting Agreements with respect to the Covered Shares
Election of or filling of vacancies with respect to our Series B Directors	Diller	None. Diller may vote the shares of LEXEB that are Covered Shares in his sole discretion.
Election of our Common Stock Directors	Diller	Diller will vote all Covered Shares in favor of the slate of directors recommended by our board of directors or a committee of our board.
Removal of our Common Stock Directors	Diller	Diller will vote all Covered Shares as instructed by Malone (on behalf of the Malone Group).
Removal of our Series B Directors	Malone (or, in the event of Malone's temporary disability, Mrs. Malone)	None. Malone (or, in the event of Malone's temporary disability, Mrs. Malone) may vote the Covered Shares in his sole discretion.

Any agreement or transaction (i) between our company or our affiliates, on the one hand, and Diller, IAC or any of their respective affiliates, on the other hand or (ii) between our company or any of our affiliates, on the one hand, and Expedia or its subsidiaries, on the other hand	The Malone Group	None. Malone (on behalf of the Malone Group) may vote the Covered Shares in his sole discretion.

Matter Presented to Our Stockholders	Who votes the Covered Shares?	Voting Agreements with respect to the Covered Shares
(i) Any recapitalization, reclassification or other change in our capital structure or the voluntary commencement of any liquidation, dissolution or winding up of our company, (ii) any merger or business combination involving our company or our subsidiaries or a sale of all or substantially all of our assets, (iii) the creation of any new class or series of our capital stock or the issuance of our capital stock, subject to limited exceptions, or (iv) any amendment to our organizational documents	Diller	Malone (on behalf of the Malone Group) and Diller will seek to agree on how the Covered Shares will be voted on such matter. If they agree, Diller will vote the Covered Shares as agreed, but if they do not reach an agreement, Diller will vote the Covered Shares against such matter.

Any matter requiring a separate class vote of LEXEB shares which would (i) result in a decrease in the voting power of shares of LEXEB as compared to shares of LEXEA or (ii) change any agreement or provision relating to the Series B Directors	Diller	Diller will vote all Covered Shares against such matter.
Any matter requiring a separate class vote of LEXEB shares (other than as set forth above)	Diller	Diller will vote all Covered Shares as instructed by Malone (on behalf of the Malone Group).
All other matters	Diller	None. Diller may vote the Covered Shares in his sole discretion.

  Voting of our Expedia Common Shares Pursuant to the Proxy Arrangements

        Following the completion of the Split-Off, we are entitled to vote the Expedia Common Shares subject to the Diller Proxy (representing 52.3% (as of December 31, 2016) of the outstanding voting power of the Expedia Common Shares) as a result of the assignment of the Diller Proxy to our company until the Proxy Arrangement Termination Date pursuant to the Diller Assignment. Following the assignment of the Diller Proxy to our company, based on publicly available information, other than the Expedia Common Shares that are subject to the terms of the Diller Proxy and the Diller Assignment of which Diller and our company will continue to share beneficial ownership, Diller is expected to beneficially own approximately 5,777,586 shares of EXPE (based upon our Schedule 13D, filed with the SEC on November 14, 2016), representing approximately 2.2% of the outstanding voting power of the Expedia Common Shares. Following the completion of the Split-Off, the voting of the Expedia Common Shares beneficially owned by Diller which Diller is entitled to vote is subject to certain terms contained in the Stockholders Agreement Amendment and the voting of the Expedia Common Shares beneficially owned by our company which we are entitled to vote, and as to which our company and Diller continue to share beneficial ownership, are subject to certain terms contained in our restated charter, our bylaws, the Stockholders Agreement Amendment, the Diller Assignment and the Transaction Agreement. The below table sets forth a summary of the voting arrangements following the completion of the Split-Off until the Proxy Arrangement Termination Date with respect to the Expedia Common Shares of which Diller and our company share beneficial ownership. The Expedia Common Shares subject to the terms of the Diller Proxy and the Diller Assignment are referred to in the chart as our Expedia Common Shares and the remaining Expedia Common Shares of which Diller and our company share beneficial ownership are referred to in the chart as Diller's Expedia Common Shares.

Matter Presented to Expedia Stockholders	Who votes the Expedia Common Shares subject to the Diller Proxy?	Voting Agreements with respect to the Expedia Common Shares
Election of directors to the Expedia board	Our company	Pursuant to our charter, we will vote our Expedia Common Shares in accordance with an Expedia Board Voting Determination and a Splitco director determination (as defined in our restated certificate of incorporation).

Pursuant to the Stockholders Agreement Amendment, Diller and our company will vote his and our respective Expedia Common Shares in favor of the Splitco director nominees selected pursuant to a Splitco director determination. Subject to the election of Diller to the Expedia board, we will use our reasonable best efforts to cause Diller to be elected and continue to serve as chairman of Expedia.

Specified Corporate Actions, meaning (i) any recapitalization, reclassification or any other change in the existing capital structure of Expedia, or any voluntary liquidation, dissolution or winding up of Expedia, (ii) any business combination involving Expedia or its subsidiaries (other than solely among subsidiaries of Expedia), or any sale of all or substantially all of Expedia's assets, (iii) the creation of any new class or series of Expedia's capital stock or the issuance (other than pursuant to options, warrants or other rights outstanding at the completion of the Split-Off) of Expedia Common Shares, (iv) any amendment to Expedia's organizational documents and (v) any removal of a director from the Expedia board of directors, subject to certain exceptions	Our company
We and Diller will meet and use our and his reasonable best efforts to agree on how our and his Expedia Common Shares will be voted on such matter. If we and Diller agree, Diller and our company will vote his and our respective Expedia Common Shares as agreed, but if we and Diller do not reach an agreement, we and Diller will vote our and his Expedia Common Shares against such matter.

If Diller and our company do not agree how to vote his and our shares on a proposed business combination in which a third party (other than our company, a Diller affiliate or another person in which Diller has a financial interest) would acquire Expedia, any of its subsidiaries or substantially all of its assets, then, if Diller supports the transaction, we will also support the transaction unless at least 70% of our board of directors votes to withhold such approval.

Matter Presented to Expedia Stockholders	Who votes the Expedia Common Shares subject to the Diller Proxy?	Voting Agreements with respect to the Expedia Common Shares
Any matter relating to a Contingent Matter pursuant to the Assigned Governance Agreement	Our company	Pursuant to the Assigned Stockholders Agreement, we and Diller will vote against such Contingent Matter unless we and Diller have consented to such Contingent Matter pursuant to the terms of the Assigned Governance Agreement.
All other matters	Our company
Diller and our company will meet and use his and our reasonable best efforts to agree on how his and our Expedia Common Shares will be voted on such matter. If Diller and our company agree, Diller and our company will vote his and our Expedia Common Shares as agreed, but if they do not reach an agreement, Diller and we will vote his and our Expedia Common Shares in his and our sole discretion.

CERTAIN RELATED PARTY TRANSACTIONS

        Under our Code of Business Conduct and Ethics and Corporate Governance Guidelines, if a director or executive officer has an actual or potential conflict of interest (which includes being a party to a proposed "related party transaction" (as defined by Item 404 of Regulation S-K)), the director or executive officer should promptly inform the person designated by our board to address such actual or potential conflicts. No related party transaction may be effected by our company without the approval of the audit committee of our board or another independent body of our board designated to address such actual or potential conflicts.

Agreements Entered into in Connection with the Split-Off

  Reorganization Agreement

        On October 26, 2016, Liberty Interactive entered into a reorganization agreement with our company to provide for, among other things, the principal corporate transactions (including the internal restructuring) required to effect the Split-Off, certain conditions to the Split-Off and provisions governing the relationship between Liberty Interactive and our company with respect to and resulting from the Split-Off. The reorganization agreement also provides for mutual indemnification obligations, which are designed to make our company financially responsible for substantially all of the liabilities that may exist relating to the businesses included in our company at the time of the Split-Off together with certain other specified liabilities, as well as for all liabilities incurred by our company after the Split-Off, and to make Liberty Interactive financially responsible for all potential liabilities of our company which are not related to our businesses, including, for example, any liabilities arising as a result of our company having been Liberty Interactive's subsidiary, together with certain other specified liabilities. These indemnification obligations exclude any matters relating to taxes. For a description of the allocation of tax-related obligations, please see "—Tax Sharing Agreement" below.

        In addition, the reorganization agreement provides for each of Liberty Interactive and our company to preserve the confidentiality of all confidential or proprietary information of the other party for five years following the Split-Off, subject to customary exceptions, including disclosures required by law, court order or government regulation.

        This description is qualified in its entirety by reference to the full text of the reorganization agreement, which is filed as Exhibit 2.1 to our Post-Effective Amendment No. 1 to our Registration Statement on Form S-4 filed with the SEC on November 4, 2016.

  Tax Sharing Agreement

        On November 4, 2016, Liberty Interactive and our company entered into a tax sharing agreement, which generally allocates certain taxes, tax items, and tax-related losses between Liberty Interactive and our company. For purposes of this summary, references to the "Liberty Expedia group" mean, with respect to any tax year (or portion thereof) ending at or before the effective time of the Split-Off, our company and each of our subsidiaries at the effective time of the Split-Off, and with respect to any tax year (or portion thereof) beginning after the effective time of the Split-Off, our company and our subsidiaries during such tax year (or portion thereof); and references to the "Liberty Interactive group" mean, with respect to any tax year (or portion thereof), Liberty Interactive and its subsidiaries, other than any person that is a member of the Liberty Expedia group during such tax year (or portion thereof).

        Generally, under the tax sharing agreement, (i) Liberty Interactive will be allocated all taxes attributable to the members of the Liberty Interactive group, and all taxes attributable to the members of the Liberty Expedia group for a pre-Split-Off period, that are reported on any consolidated, combined or unitary tax return that includes one or more members of the Liberty Interactive group and one or more members of the Liberty Expedia group, and (ii) each of Liberty Interactive and our company will be allocated all taxes attributable to the members of its respective group that are reported on any tax return (including any consolidated, combined or unitary tax return) that includes only the members of its respective group. Notwithstanding the foregoing, Liberty Interactive will be allocated any taxes and tax-related losses resulting from the Split-Off and related restructuring transactions, except that our company will be allocated any such taxes or tax-related losses that (i) result primarily from, individually or in the aggregate, a breach by our company of any of our restrictive covenants relating to the Split-Off and related restructuring transactions, or (ii) result from Section 355(e) of the Code applying to the Split-Off as a result of the Split-Off being part of a plan (or series of related transactions) pursuant to which one or more persons acquire a 50-percent or greater interest (by vote or value) in the stock of our company.

        The parties must indemnify each other for taxes and losses allocated to them under the tax sharing agreement and for taxes and losses arising from a breach by them of their respective covenants and obligations under the tax sharing agreement. The tax sharing agreement also provides for the agreements between the parties related to the filing of tax returns, control of tax audits, cooperation on tax matters, retention of tax records, and other tax matters.

        This description is qualified in its entirety by reference to the full text of the tax sharing agreement, which is filed as Exhibit 10.1 to Liberty Interactive's Current Report on Form 8-K filed with the SEC on November 7, 2016.

 STOCKHOLDER PROPOSALS

        This proxy statement relates to our annual meeting of stockholders for the calendar year 2017 which will take place on June 20, 2017. Based solely on the date of our 2017 annual meeting and the date of this proxy statement, (i) a stockholder proposal must be submitted in writing to our Corporate Secretary and received at our executive offices at 12300 Liberty Boulevard, Englewood, Colorado 80112, by the close of business on December 29, 2017 in order to be eligible for inclusion in our proxy materials for the annual meeting of stockholders for the calendar year 2018 (the 2018 annual meeting), and (ii) a stockholder proposal, or any nomination by stockholders of a person or persons for election to the board of directors, must be received at our executive offices at the foregoing address not earlier than March 22, 2018 and not later than April 23, 2018 to be considered for presentation at the 2017 annual meeting. We currently anticipate that the 2018 annual meeting will be held during the second quarter of 2018. If the 2018 annual meeting takes place more than 30 days before or 30 days after June 20, 2018 (the anniversary of the 2017 annual meeting), a stockholder proposal, or any nomination by stockholders of a person or persons for election to the board of directors, will instead be required to be received at our executive offices at the foregoing address not later than the close of business on the tenth day following the first day on which notice of the date of the 2018 annual meeting is communicated to stockholders or public disclosure of the date of the 2018 annual meeting is made, whichever occurs first, in order to be considered for presentation at the 2018 annual meeting.

        All stockholder proposals for inclusion in our proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, our charter and bylaws and Delaware law.

ADDITIONAL INFORMATION

        We file periodic reports, proxy materials and other information with the SEC. You may read and copy any document that we file at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. You may also inspect such filings on the Internet website maintained by the SEC at www.sec.gov. Additional information can also be found on our website at www.libertyexpedia.com. (Information contained on any website referenced in this proxy statement is not incorporated by reference in this proxy statement.) If you would like to receive a copy of our 2016 Form 10-K, or any of the exhibits listed therein, please call or submit a request in writing to Investor Relations, Liberty Expedia Holdings, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112, Tel. No. (844) 826-8736, and we will provide you with the 2016 Form 10-K without charge, or any of the exhibits listed therein upon the payment of a nominal fee (which fee will be limited to the expenses we incur in providing you with the requested exhibits).

Annex A

LIBERTY EXPEDIA HOLDINGS, INC.
2016 OMNIBUS INCENTIVE PLAN

ARTICLE I

PURPOSE OF PLAN; EFFECTIVE DATE

        1.1    Purpose.    The purpose of the Plan is to promote the success of the Company by providing a method whereby (i) eligible officers and employees of the Company and its Subsidiaries, (ii) directors and independent contractors, and (iii) employees of Liberty Media Corporation or Liberty Interactive Corporation, in each case, providing services to the Company and its Subsidiaries, may be awarded additional remuneration for services rendered and may be encouraged to invest in capital stock of the Company, thereby increasing their proprietary interest in the Company's businesses, encouraging them to remain in the employ or service of the Company or its Subsidiaries, and increasing their personal interest in the continued success and progress of the Company and its Subsidiaries. The Plan is also intended to aid in (i) attracting Persons of exceptional ability to become officers and employees of the Company and its Subsidiaries and (ii) inducing directors, independent contractors, or employees of Liberty Media Corporation or Liberty Interactive Corporation to agree to provide services to the Company and its Subsidiaries.

        1.2    Effective Date.    The Plan shall be effective as of November 4, 2016 (the "Effective Date").

ARTICLE II

DEFINITIONS

        2.1    Certain Defined Terms.    Capitalized terms not defined elsewhere in the Plan shall have the following meanings (whether used in the singular or plural):

          "Account" has the meaning ascribed thereto in Section 8.2.

          "Affiliate" of the Company means any corporation, partnership or other business association that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

          "Agreement" means a stock option agreement, stock appreciation rights agreement, restricted shares agreement, restricted stock units agreement, cash award agreement or an agreement evidencing more than one type of Award, specified in Section 10.5, as any such Agreement may be supplemented or amended from time to time.

          "Approved Transaction" means any transaction in which the Board (or, if approval of the Board is not required as a matter of law, the stockholders of the Company) shall approve (i) any consolidation or merger of the Company, or binding share exchange, pursuant to which shares of Common Stock of the Company would be changed or converted into or exchanged for cash, securities, or other property, other than any such transaction in which the common stockholders of the Company immediately prior to such transaction have the same proportionate ownership of the Common Stock of, and voting power with respect to, the surviving corporation immediately after such transaction, (ii) any merger, consolidation or binding share exchange to which the Company is a party as a result of which the Persons who are common stockholders of the Company immediately prior thereto have less than a majority of the combined voting power of the outstanding capital stock of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors immediately following such merger, consolidation or binding share exchange, (iii) the adoption of any plan or proposal for the liquidation or dissolution of the Company, or (iv) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company.

          "Award" means a grant of Options, SARs, Restricted Shares, Restricted Stock Units, Performance Awards, Cash Awards and/or cash amounts under the Plan.

          "Board" means the Board of Directors of the Company.

          "Board Change" means, (x) prior to the Proxy Swap Termination Date (as defined in the Amended and Restated Transaction Agreement, dated as of September 22, 2016, by and among Liberty Interactive Corporation, the Company, Barry Diller, John C. Malone and Leslie Malone (the "Transaction Agreement")), during any one year period, and (y) following the Proxy Swap Termination Date, during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board cease for any reason to constitute a majority thereof unless the election, or the nomination for election, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; provided, that for the avoidance of doubt, neither the execution of nor the termination of any of the Subject Instruments (as defined in the Transaction Agreement), including but not limited to, any change in the composition of the Board resulting from such termination, shall constitute a Board Change.

          "Cash Award" means an Award made pursuant to Section 9.1 of the Plan to a Holder that is paid solely on account of the attainment of one or more Performance Objectives that have been pre-established by the Committee.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.

          "Committee" means the committee of the Board appointed pursuant to Section 3.1 to administer the Plan.

          "Common Stock" means each or any (as the context may require) series of the Company's common stock.

          "Company" means Liberty Expedia Holdings, Inc., a Delaware corporation.

          "Control Purchase" means any transaction (or series of related transactions) in which any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Company, any Subsidiary of the Company or any employee benefit plan sponsored by the Company or any Subsidiary of the Company or any Exempt Person (as defined below)) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) under the Exchange Act in the case of rights to acquire the Company's securities), other than in a transaction (or series of related transactions) approved by the Board. For purposes of this definition, "Exempt Person" means each of (a) the Chairman of the Board, the President and each of the directors of the Company as of the Effective Date, (b) until the Proxy Swap Termination Date, Barry Diller, and (c) the respective family members, estates and heirs of each of the Persons referred to in clause (a) above and any trust or other investment vehicle for the primary benefit of any of such Persons or their respective family members or heirs. As used with respect to any Person, the term "family member" means the spouse, siblings and lineal descendants of such Person.

          "Director Award Limitation" has the meaning ascribed thereto in Section 4.1.

          "Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

          "Dividend Equivalents" means, with respect to Restricted Stock Units, to the extent specified by the Committee only, an amount equal to all dividends and other distributions (or the economic equivalent thereof) which are payable to stockholders of record during the Restriction Period on a like number and kind of shares of Common Stock. Notwithstanding any provision of the Plan to the contrary, Dividend Equivalents with respect to a Performance Award may only be paid to the extent the Performance Award is actually paid to the Holder.

          "Domestic Relations Order" means a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

          "Equity Security" shall have the meaning ascribed to such term in Section 3(a)(11) of the Exchange Act, and an equity security of an issuer shall have the meaning ascribed thereto in Rule 16a-1 promulgated under the Exchange Act, or any successor Rule.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.

          "Fair Market Value" of a share of any series of Common Stock on any day means (i) for Option and SAR exercise transactions effected on any third-party incentive award administration system provided by the Company, the current high bid price of a share of any series of Common Stock as reported on the consolidated transaction reporting system on the principal national securities exchange on which shares of such series of Common Stock are listed on such day or if such shares are not then listed on a national securities exchange, then as quoted by OTC Markets Group Inc., or (ii) for all other purposes under the Plan, the closing price of a share of such series of Common Stock on such day (or if such day is not a trading day, on the next preceding trading day) as reported on the consolidated transaction reporting system for the principal national securities exchange on which shares of such series of Common Stock are listed on such day or if such shares are not then listed on a national securities exchange, then as quoted by OTC Markets Group Inc. If for any day the Fair Market Value of a share of the applicable series of Common Stock is not determinable by any of the foregoing means, or if there is insufficient trading volume in the applicable series of Common Stock on such trading day, then the Fair Market Value for such day shall be determined in good faith by the Committee on the basis of such quotations and other considerations as the Committee deems appropriate.

          "Free Standing SAR" has the meaning ascribed thereto in Section 7.1.

          "Holder" means a Person who has received an Award under the Plan.

          "Nonemployee Director" means an individual who is a member of the Board and who is neither an officer nor an employee of the Company or any Subsidiary.

          "Option" means a stock option granted under Article VI.

          "Performance Award" means an Award made pursuant to Article IX of the Plan to a Holder that is subject to the attainment of one or more Performance Objectives.

          "Performance Objective" means a standard established by the Committee to determine in whole or in part whether a Performance Award shall be earned.

          "Person" means an individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture or other entity of any kind.

          "Plan" means this Liberty Expedia Holdings, Inc. 2016 Omnibus Incentive Plan.

          "Restricted Shares" means shares of any series of Common Stock awarded pursuant to Section 8.1.

          "Restricted Stock Unit" means a unit evidencing the right to receive in specified circumstances one share of the specified series of Common Stock or the equivalent value in cash, which right may be subject to a Restriction Period or forfeiture provisions.

          "Restriction Period" means a period of time beginning on the date of each Award of Restricted Shares or Restricted Stock Units and ending on the Vesting Date with respect to such Award.

          "Retained Distribution" has the meaning ascribed thereto in Section 8.3.

          "SARs" means stock appreciation rights, awarded pursuant to Article VII, with respect to shares of any specified series of Common Stock.

          "Section 409A" has the meaning ascribed thereto in Section 10.17.

          "Subsidiary" of a Person means any present or future subsidiary (as defined in Section 424(f) of the Code) of such Person or any business entity in which such Person owns, directly or indirectly, 50% or more of the voting, capital or profits interests. An entity shall be deemed a subsidiary of a Person for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

          "Tandem SARs" has the meaning ascribed thereto in Section 7.1.

          "Vesting Date," with respect to any Restricted Shares or Restricted Stock Units awarded hereunder, means the date on which such Restricted Shares or Restricted Stock Units cease to be subject to a risk of forfeiture, as designated in or determined in accordance with the Agreement with respect to such Award of Restricted Shares or Restricted Stock Units pursuant to Article VIII. If more than one Vesting Date is designated for an Award of Restricted Shares or Restricted Stock Units, reference in the Plan to a Vesting Date in respect of such Award shall be deemed to refer to each part of such Award and the Vesting Date for such part. The Vesting Date for a particular Award will be established by the Committee and, for the avoidance of doubt, may be contemporaneous with the date of grant.

ARTICLE III

ADMINISTRATION

        3.1    Committee.    The Plan shall be administered by the Compensation Committee of the Board unless a different committee is appointed by the Board. The Committee shall be comprised of not less than two Persons. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Committee and may remove members of the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held.

        3.2    Powers.    The Committee shall have full power and authority to grant to eligible Persons Options under Article VI of the Plan, SARs under Article VII of the Plan, Restricted Shares under Article VIII of the Plan, Restricted Stock Units under Article VIII of the Plan, Cash Awards under Article IX of the Plan and/or Performance Awards under Article IX of the Plan, to determine the terms and conditions (which need not be identical) of all Awards so granted, to interpret the provisions of the Plan and any Agreements relating to Awards granted under the Plan and to supervise the administration of the Plan. The Committee in making an Award may provide for the granting or issuance of additional, replacement or alternative Awards upon the occurrence of specified events, including the exercise of the original Award. The Committee shall have sole authority in the selection of Persons to whom Awards may be granted under the Plan and in the determination of the timing, pricing and amount of any such Award, subject only to the express provisions of the Plan. In making determinations hereunder, the Committee may take into account the nature of the services rendered by the respective employees, officers, independent contractors and Nonemployee Directors, their present and potential contributions to the success of the Company and its Subsidiaries, and such other factors as the Committee in its discretion deems relevant.

        3.3    Interpretation.    The Committee is authorized, subject to the provisions of the Plan, to establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the Plan and to take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each action and determination made or taken pursuant to the Plan by the Committee, including any interpretation or construction of the Plan, shall be final and conclusive for all purposes and upon all Persons. No member of the Committee shall be liable for any action or determination made or taken by such member or the Committee in good faith with respect to the Plan.

        3.4    Awards to Nonemployee Directors.    The Board shall have the same powers as the Committee with respect to awards to Nonemployee Directors and may exercise such powers in lieu of action by the Committee.

ARTICLE IV

SHARES SUBJECT TO THE PLAN

        4.1    Number of Shares.    Subject to the provisions of this Article IV, the maximum number of shares of Common Stock with respect to which Awards may be granted during the term of the Plan shall be 3,700,000 shares. Shares of Common Stock will be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company, including shares purchased in the open market. The shares of Common Stock subject to (i) any Award granted under the Plan that shall expire, terminate or be cancelled or annulled for any reason without having been exercised (or considered to have been exercised as provided in Section 7.2), (ii) any Award of any SARs granted under the Plan the terms of which provide for settlement in cash, and (iii) any Award of Restricted Shares or Restricted Stock Units granted under the Plan that shall be forfeited prior to becoming vested (provided that the Holder received no benefits of ownership of such Restricted Shares or Restricted Stock Units other than voting rights and the accumulation of Retained Distributions and unpaid Dividend Equivalents that are likewise forfeited) shall again be available for purposes of the Plan. Notwithstanding the foregoing, the following shares of Common Stock may not again be made available for issuance as Awards under the Plan: (a) shares of Common Stock not issued or delivered as a result of the net settlement of an outstanding Option or SAR, (b) shares of Common Stock used to pay the purchase price or withholding taxes related to an outstanding Award, or (c) shares of Common Stock repurchased on the open market with the proceeds of an Option purchase price. Except for Awards described in Section 10.1, no Person may be granted in any calendar year Awards covering more than 500,000 shares of Common Stock (as such amount may be adjusted from time to time as provided in Section 4.2). No Person shall receive payment for Cash Awards during any calendar year aggregating in excess of $10 million. No Nonemployee Director may be granted during any calendar year Awards having a value determined on the date of grant in excess of $1.5 million (the "Director Award Limitation"). Awards granted to Nonemployee Directors shall only be subject to the Director Award Limitation.

        4.2    Adjustments.

          (a)   If the Company subdivides its outstanding shares of any series of Common Stock into a greater number of shares of such series of Common Stock (by stock dividend, stock split, reclassification, or otherwise) or combines its outstanding shares of any series of Common Stock into a smaller number of shares of such series of Common Stock (by reverse stock split, reclassification, or otherwise) or if the Committee determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, stock redemption, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase such series of Common Stock or other similar corporate event (including mergers or consolidations other than those which constitute Approved Transactions, adjustments with respect to which shall be governed by Section 10.1(b)) affects any series of Common Stock so that an adjustment is required to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee, in such manner as the Committee, in its sole discretion, deems equitable and appropriate, shall make such adjustments to any or all of (i) the number and kind of shares of stock which thereafter may be awarded, optioned or otherwise made subject to the benefits contemplated by the Plan, (ii) the number and kind of shares of stock subject to outstanding Awards, and (iii) the purchase or exercise price and the relevant appreciation base with respect to any of the foregoing, provided, however, that the number of shares subject to any Award shall always be a whole number. The Committee may, if deemed appropriate, provide for a cash payment to any Holder of an Award in connection with any adjustment made pursuant to this Section 4.2.

          (b)   Notwithstanding any provision of the Plan to the contrary, in the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized, in its discretion, (i) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the Award and, if the transaction is a cash merger, provide for the termination of any portion of the Award that remains unexercised at the time of such transaction, or (ii) to cancel any such Awards and to deliver to the Holders cash in an amount that the Committee shall determine in its sole discretion is equal to the fair market value of such Awards on the date of such event, which in the case of Options or SARs shall be the excess of the Fair Market Value (as determined in sub-section (ii) of the definition of such term) of Common Stock on such date over the purchase price of the Options or the base price of the SARs, as applicable. For the avoidance of doubt, if the purchase price of the Options or base price of the SARs, as applicable, is greater than such Fair Market Value, the Options or SARs may be canceled for no consideration pursuant to this section.

          (c)   No adjustment or substitution pursuant to this Section 4.2 shall be made in a manner that results in noncompliance with the requirements of Section 409A, to the extent applicable.

ARTICLE V

ELIGIBILITY

        5.1    General.    The Persons who shall be eligible to participate in the Plan and to receive Awards under the Plan shall be such Persons who are employees (including officers) of, or Nonemployee Directors, independent contractors or employees of Liberty Media Corporation or Liberty Interactive Corporation providing services to, the Company or its Subsidiaries as the Committee shall select. Awards may be made to employees, Nonemployee Directors or independent contractors who hold or have held Awards under the Plan or any similar or other awards under any other plan of the Company or any of its Affiliates.

 ARTICLE VI

STOCK OPTIONS

        6.1    Grant of Options.    Subject to the limitations of the Plan, the Committee shall designate from time to time those eligible Persons to be granted Options, the time when each Option shall be granted to such eligible Persons, the series and number of shares of Common Stock subject to such Option, and, subject to Section 6.2, the purchase price of the shares of Common Stock subject to such Option.

        6.2    Option Price.    The price at which shares may be purchased upon exercise of an Option shall be fixed by the Committee and may be no less than the Fair Market Value of the shares of the applicable series of Common Stock subject to the Option as of the date the Option is granted.

        6.3    Term of Options.    Subject to the provisions of the Plan with respect to death, retirement and termination of employment or service, the term of each Option shall be for such period as the Committee shall determine as set forth in the applicable Agreement; provided that such term may not exceed ten years. However, if the term of an Option expires when trading in the Common Stock is prohibited by law or the Company's insider trading policy, then the term of such Option shall expire on the 30th day after the expiration of such prohibition.

        6.4    Exercise of Options.    An Option granted under the Plan shall become (and remain) exercisable during the term of the Option to the extent provided in the applicable Agreement and the Plan and, unless the Agreement otherwise provides, may be exercised to the extent exercisable, in whole or in part, at any time and from time to time during such term; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part (without reducing the term of such Option).

        6.5    Manner of Exercise.

          (a)    Form of Payment.    An Option shall be exercised by written notice to the Company upon such terms and conditions as the Agreement may provide and in accordance with such other procedures for the exercise of Options as the Committee may establish from time to time. The method or methods of payment of the purchase price for the shares to be purchased upon exercise of an Option and of any amounts required by Section 10.9 shall be determined by the Committee and may consist of (i) cash, (ii) check, (iii) promissory note (subject to applicable law), (iv) whole shares of any series of Common Stock, (v) the withholding of shares of the applicable series of Common Stock issuable upon such exercise of the Option, (vi) the delivery, together with a properly executed exercise notice, of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, or (vii) any combination of the foregoing methods of payment, or such other consideration and method of payment as may be permitted for the issuance of shares under the Delaware General Corporation Law. The permitted method or methods of payment of the amounts payable upon exercise of an Option, if other than in cash, shall be set forth in the applicable Agreement and may be subject to such conditions as the Committee deems appropriate.

          (b)    Value of Shares.    Unless otherwise determined by the Committee and provided in the applicable Agreement, shares of any series of Common Stock delivered in payment of all or any part of the amounts payable in connection with the exercise of an Option, and shares of any series of Common Stock withheld for such payment, shall be valued for such purpose at their Fair Market Value as of the exercise date.

          (c)    Issuance of Shares.    The Company shall effect the transfer of the shares of Common Stock purchased under the Option as soon as practicable after the exercise thereof and payment in full of the purchase price therefor and of any amounts required by Section 10.9, and within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. Unless otherwise determined by the Committee and provided in the applicable Agreement, (i) no Holder or other Person exercising an Option shall have any of the rights of a stockholder of the Company with respect to shares of Common Stock subject to an Option granted under the Plan until due exercise and full payment has been made, and (ii) no adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment.

ARTICLE VII

SARS

        7.1    Grant of SARs.    Subject to the limitations of the Plan, SARs may be granted by the Committee to such eligible Persons in such numbers, with respect to any specified series of Common Stock, and at such times during the term of the Plan as the Committee shall determine. A SAR may be granted to a Holder of an Option (hereinafter called a "related Option") with respect to all or a portion of the shares of Common Stock subject to the related Option (a "Tandem SAR") or may be granted separately to an eligible Person (a "Free Standing SAR"). Subject to the limitations of the Plan, SARs shall be exercisable in whole or in part upon notice to the Company upon such terms and conditions as are provided in the Agreement.

        7.2    Tandem SARs.    A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option. Tandem SARs shall be exercisable only at the time and to the extent that the related Option is exercisable (and may be subject to such additional limitations on exercisability as the Agreement may provide) and in no event after the complete termination or full exercise of the related Option. Upon the exercise or termination of the related Option, the Tandem SARs with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the related Option was so exercised or terminated. Subject to the limitations of the Plan, upon the exercise of a Tandem SAR and unless otherwise determined by the Committee and provided in the applicable Agreement, (i) the Holder thereof shall be entitled to receive from the Company, for each share of the applicable series of Common Stock with respect to which the Tandem SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of the applicable series of Common Stock with respect to which the Tandem SAR was granted on the date of exercise over the related Option purchase price per share, and (ii) the related Option with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the Tandem SAR was so exercised.

        7.3    Free Standing SARs.    Free Standing SARs shall be exercisable at the time, to the extent and upon the terms and conditions set forth in the applicable Agreement. The base price of a Free Standing SAR may be no less than the Fair Market Value of the applicable series of Common Stock with respect to which the Free Standing SAR was granted as of the date the Free Standing SAR is granted. Subject to the limitations of the Plan, upon the exercise of a Free Standing SAR and unless otherwise determined by the Committee and provided in the applicable Agreement, the Holder thereof shall be entitled to receive from the Company, for each share of the applicable series of Common Stock with respect to which the Free Standing SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of the applicable series of Common Stock with respect to which the Free Standing SAR was granted on the date of exercise over the base price per share of such Free Standing SAR. The term of a Free Standing SAR may not exceed ten years. However, if the term of a Free Standing SAR expires when trading in the Common Stock is prohibited by law or the Company's insider trading policy, then the term of such Free Standing SAR shall expire on the 30th day after the expiration of such prohibition.

        7.4    Consideration.    The consideration to be received upon the exercise of a SAR by the Holder shall be paid in cash, shares of the applicable series of Common Stock with respect to which the SAR was granted (valued at Fair Market Value on the date of exercise of such SAR), a combination of cash and such shares of the applicable series of Common Stock or such other consideration, in each case, as provided in the Agreement. No fractional shares of Common Stock shall be issuable upon exercise of a SAR, and unless otherwise provided in the applicable Agreement, the Holder will receive cash in lieu of fractional shares. Unless the Committee shall otherwise determine, to the extent a Free Standing SAR is exercisable, it will be exercised automatically for cash on its expiration date.

        7.5    Limitations.    The applicable Agreement may provide for a limit on the amount payable to a Holder upon exercise of SARs at any time or in the aggregate, for a limit on the number of SARs that may be exercised by the Holder in whole or in part for cash during any specified period, for a limit on the time periods during which a Holder may exercise SARs, and for such other limits on the rights of the Holder and such other terms and conditions of the SAR, including a condition that the SAR may be exercised only in accordance with rules and regulations adopted from time to time, as the Committee may determine. Unless otherwise so provided in the applicable Agreement, any such limit relating to a Tandem SAR shall not restrict the exercisability of the related Option. Such rules and regulations may govern the right to exercise SARs granted prior to the adoption or amendment of such rules and regulations as well as SARs granted thereafter.

        7.6    Exercise.    For purposes of this Article VII, the date of exercise of a SAR shall mean the date on which the Company shall have received notice from the Holder of the SAR of the exercise of such SAR (unless otherwise determined by the Committee and provided in the applicable Agreement).

ARTICLE VIII

RESTRICTED SHARES AND RESTRICTED STOCK UNITS

        8.1    Grant of Restricted Shares.    Subject to the limitations of the Plan, the Committee shall designate those eligible Persons to be granted Awards of Restricted Shares, shall determine the time when each such Award shall be granted, and shall designate (or set forth the basis for determining) the Vesting Date or Vesting Dates for each Award of Restricted Shares, and may prescribe other restrictions, terms and conditions applicable to the vesting of such Restricted Shares in addition to those provided in the Plan. The Committee shall determine the price, if any, to be paid by the Holder for the Restricted Shares; provided, however, that the issuance of Restricted Shares shall be made for at least the minimum consideration necessary to permit such Restricted Shares to be deemed fully paid and nonassessable. All determinations made by the Committee pursuant to this Section 8.1 shall be specified in the Agreement.

        8.2    Issuance of Restricted Shares.    An Award of Restricted Shares shall be registered in a book entry account (the "Account") in the name of the Holder to whom such Restricted Shares shall have been awarded. During the Restriction Period, the Account, any statement of ownership representing the Restricted Shares that may be issued during the Restriction Period and any securities constituting Retained Distributions shall bear a restrictive legend to the effect that ownership of the Restricted Shares (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the applicable Agreement.

        8.3    Restrictions with Respect to Restricted Shares.    During the Restriction Period, Restricted Shares shall constitute issued and outstanding shares of the applicable series of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Shares, to receive and retain such dividends and distributions, as the Committee may designate, paid or distributed on such Restricted Shares, and to exercise all other rights, powers and privileges of a Holder of shares of the applicable series of Common Stock with respect to such Restricted Shares; except, that, unless otherwise determined by the Committee and provided in the applicable Agreement, (i) the Holder will not be entitled to delivery of the Restricted Shares until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled or waived; (ii) the Company or its designee will retain custody of the Restricted Shares during the Restriction Period as provided in Section 8.2; (iii) other than such dividends and distributions as the Committee may designate, the Company or its designee will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Shares (and such Retained Distributions will be subject to the same restrictions, terms and vesting, and other conditions as are applicable to the Restricted Shares) until such time, if ever, as the Restricted Shares with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in a separate account; (iv) the Holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Shares or any Retained Distributions or such Holder's interest in any of them during the Restriction Period; and (v) a breach of any restrictions, terms or conditions provided in the Plan or established by the Committee with respect to any Restricted Shares or Retained Distributions will cause a forfeiture of such Restricted Shares and any Retained Distributions with respect thereto.

        8.4    Grant of Restricted Stock Units.    Subject to the limitations of the Plan, the Committee shall designate those eligible Persons to be granted Awards of Restricted Stock Units, the value of which is based, in whole or in part, on the Fair Market Value of the shares of any specified series of Common Stock. Subject to the provisions of the Plan, including any rules established pursuant to Section 8.5, Awards of Restricted Stock Units shall be subject to such terms, restrictions, conditions, vesting requirements and payment rules as the Committee may determine in its discretion, which need not be identical for each Award. Such Awards may provide for the payment of cash consideration by the Person to whom such Award is granted or provide that the Award, and any shares of Common Stock to be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration; provided, however, that the issuance of any shares of Common Stock in connection with an Award of Restricted Stock Units shall be for at least the minimum consideration necessary to permit such shares to be deemed fully paid and nonassessable. The determinations made by the Committee pursuant to this Section 8.4 shall be specified in the applicable Agreement.

        8.5    Restrictions with Respect to Restricted Stock Units.    Any Award of Restricted Stock Units, including any shares of Common Stock which are part of an Award of Restricted Stock Units, may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued or, if later, the date provided by the Committee at the time of the Award. A breach of any restrictions, terms or conditions provided in the Plan or established by the Committee with respect to any Award of Restricted Stock Units will cause a forfeiture of such Restricted Stock Units and any Dividend Equivalents with respect thereto.

        8.6    Issuance of Restricted Stock Units.    Restricted Stock Units shall be issued at the beginning of the Restriction Period, shall not constitute issued and outstanding shares of the applicable series of Common Stock, and the Holder shall not have any of the rights of a stockholder with respect to the shares of Common Stock covered by such an Award of Restricted Stock Units, in each case until such shares shall have been issued to the Holder at the end of the Restriction Period. If and to the extent that shares of Common Stock are to be issued at the end of the Restriction Period, the Holder shall be entitled to receive Dividend Equivalents with respect to the shares of Common Stock covered thereby either (i) during the Restriction Period or (ii) in accordance with the rules applicable to Retained Distributions, as the Committee may specify in the Agreement.

        8.7    Cash Payments.    In connection with any Award of Restricted Shares or Restricted Stock Units, an Agreement may provide for the payment of a cash amount to the Holder of such Awards at any time after such Awards shall have become vested. Such cash amounts shall be payable in accordance with such additional restrictions, terms and conditions as shall be prescribed by the Committee in the Agreement and shall be in addition to any other salary, incentive, bonus or other compensation payments which such Holder shall be otherwise entitled or eligible to receive from the Company.

        8.8    Completion of Restriction Period.    On the Vesting Date with respect to each Award of Restricted Shares or Restricted Stock Units and the satisfaction of any other applicable restrictions, terms and conditions, (i) all or the applicable portion of such Restricted Shares or Restricted Stock Units shall become vested, (ii) any Retained Distributions with respect to such Restricted Shares and any unpaid Dividend Equivalents with respect to such Restricted Stock Units shall become vested to the extent that the Awards related thereto shall have become vested, and (iii) any cash amount to be received by the Holder with respect to such Restricted Shares or Restricted Stock Units shall become payable, all in accordance with the terms of the applicable Agreement. Any such Restricted Shares, Restricted Stock Units, Retained Distributions and any unpaid Dividend Equivalents that shall not become vested shall be forfeited to the Company, and the Holder shall not thereafter have any rights (including dividend and voting rights) with respect to such Restricted Shares, Restricted Stock Units, Retained Distributions and any unpaid Dividend Equivalents that shall have been so forfeited. The Committee may, in its discretion, provide that the delivery of any Restricted Shares, Restricted Stock Units, Retained Distributions and unpaid Dividend Equivalents that shall have become vested, and payment of any related cash amounts that shall have become payable under this Article VIII, shall be deferred until such date or dates as the recipient may elect. Any election of a recipient pursuant to the preceding sentence shall be filed in writing with the Committee in accordance with such rules and regulations, including any deadline for the making of such an election, as the Committee may provide, and shall be made in compliance with Section 409A.

ARTICLE IX

CASH AWARDS AND PERFORMANCE AWARDS

        9.1    Cash Awards.    In addition to granting Options, SARs, Restricted Shares and Restricted Stock Units, the Committee shall, subject to the limitations of the Plan, have authority to grant to eligible Persons Cash Awards. Each Cash Award shall be subject to such terms and conditions, restrictions and contingencies, if any, as the Committee shall determine. Restrictions and contingencies limiting the right to receive a cash payment pursuant to a Cash Award shall be based upon the achievement of single or multiple Performance Objectives over a performance period established by the Committee. The determinations made by the Committee pursuant to this Section 9.1 shall be specified in the applicable Agreement.

        9.2    Designation as a Performance Award.    The Committee shall have the right to designate any Award of Options, SARs, Restricted Shares or Restricted Stock Units as a Performance Award. All Cash Awards shall be designated as Performance Awards.

        9.3    Performance Objectives.    The grant or vesting of a Performance Award shall be subject to the achievement of Performance Objectives over a performance period established by the Committee based upon one or more of the following business criteria that apply to the Holder, one or more business units, divisions or Subsidiaries of the Company or the applicable sector of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies: increased revenue; net income measures (including income after capital costs and income before or after taxes); stock price measures (including growth measures and total stockholder return); price per share of Common Stock; market share; earnings per share (actual or targeted growth); earnings before interest, taxes, depreciation and amortization (EBITDA); operating income before depreciation and amortization (OIBDA); economic value added (or an equivalent metric); market value added; debt to equity ratio; cash flow measures (including cash flow return on capital, cash flow return on tangible capital, net cash flow and net cash flow before financing activities); return measures (including return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors' capital and return on average equity); operating measures (including operating income, funds from operations, cash from operations, after-tax operating income, sales volumes, production volumes and production efficiency); expense measures (including overhead cost and general and administrative expense); margins; stockholder value; total stockholder return; proceeds from dispositions; total market value and corporate values measures (including ethics compliance, environmental and safety). Unless otherwise stated, such a Performance Objective need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). The Committee shall have the authority to determine whether the Performance Objectives and other terms and conditions of the Award are satisfied, and the Committee's determination as to the achievement of Performance Objectives relating to a Performance Award shall be made in writing.

        9.4    Section 162(m) of the Code.    Notwithstanding the foregoing provisions, if the Committee intends for a Performance Award to be granted and administered in a manner designed to preserve the deductibility of the compensation resulting from such Award in accordance with Section 162(m) of the Code, then the Performance Objectives for such particular Performance Award relative to the particular period of service to which the Performance Objectives relate shall be established by the Committee in writing (i) no later than 90 days after the beginning of such period and (ii) prior to the completion of 25% of such period.

        9.5    Waiver of Performance Objectives.    The Committee shall have no discretion to modify or waive the Performance Objectives or conditions to the grant or vesting of a Performance Award unless such Award is not intended to qualify as qualified performance-based compensation under Section 162(m) of the Code and the relevant Agreement provides for such discretion.

ARTICLE X

GENERAL PROVISIONS

        10.1    Acceleration of Awards.

          (a)    Death or Disability.    If a Holder's employment or service shall terminate by reason of death or Disability, notwithstanding any contrary waiting period, installment period, vesting schedule or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise: (i) in the case of an Option or SAR, each outstanding Option or SAR granted under the Plan shall immediately become exercisable in full in respect of the aggregate number of shares covered thereby; (ii) in the case of Restricted Shares, the Restriction Period applicable to each such Award of Restricted Shares shall be deemed to have expired and all such Restricted Shares and any related Retained Distributions shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement; and (iii) in the case of Restricted Stock Units, the Restriction Period applicable to each such Award of Restricted Stock Units shall be deemed to have expired and all such Restricted Stock Units and any unpaid Dividend Equivalents shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement.

          (b)    Approved Transactions; Board Change; Control Purchase.    In the event of any Approved Transaction, Board Change or Control Purchase, notwithstanding any contrary waiting period, installment period, vesting schedule or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise: (i) in the case of an Option or SAR, each such outstanding Option or SAR granted under the Plan shall become exercisable in full in respect of the aggregate number of shares covered thereby; (ii) in the case of Restricted Shares, the Restriction Period applicable to each such Award of Restricted Shares shall be deemed to have expired and all such Restricted Shares and any related Retained Distributions shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement; and (iii) in the case of Restricted Stock Units, the Restriction Period applicable to each such Award of Restricted Stock Units shall be deemed to have expired and all such Restricted Stock Units and any unpaid Dividend Equivalents shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement, in each case effective upon the Board Change or Control Purchase or immediately prior to consummation of the Approved Transaction. The effect, if any, on a Cash Award of an Approved Transaction, Board Change or Control Purchase shall be prescribed in the applicable Agreement. Notwithstanding the foregoing, unless otherwise provided in the applicable Agreement, the Committee may, in its discretion, determine that any or all outstanding Awards of any or all types granted pursuant to the Plan will not vest or become exercisable on an accelerated basis in connection with an Approved Transaction if effective provision has been made for the taking of such action which, in the opinion of the Committee, is equitable and appropriate to substitute a new Award for such Award or to assume such Award and to make such new or assumed Award, as nearly as may be practicable, equivalent to the old Award (before giving effect to any acceleration of the vesting or exercisability thereof), taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the applicable series of Common Stock may be changed, converted or exchanged in connection with the Approved Transaction.

        10.2    Termination of Employment or Service.

          (a)    General.    If a Holder's employment or service shall terminate prior to an Option or SAR becoming exercisable or being exercised (or deemed exercised, as provided in Section 7.2) in full, or during the Restriction Period with respect to any Restricted Shares or any Restricted Stock Units, then such Option or SAR shall thereafter become or be exercisable, and the Holder's rights to any unvested Restricted Shares, Retained Distributions and related cash amounts and any unvested Restricted Stock Units, unpaid Dividend Equivalents and related cash amounts shall thereafter vest, in each case solely to the extent provided in the applicable Agreement; provided, however, that, unless otherwise determined by the Committee and provided in the applicable Agreement, (i) no Option or SAR may be exercised after the scheduled expiration date thereof; (ii) if the Holder's employment or service terminates by reason of death or Disability, the Option or SAR shall remain exercisable for a period of at least one year following such termination (but not later than the scheduled expiration of such Option or SAR); and (iii) any termination of the Holder's employment or service for cause will be treated in accordance with the provisions of Section 10.2(b). The effect on a Cash Award of the termination of a Holder's employment or service for any reason, other than for cause, shall be prescribed in the applicable Agreement. For the avoidance of doubt, in the discretion of the Committee, an Award may provide that a Holder's service shall be deemed to have continued for purposes of the Award while a Holder provides services to the Company, any Subsidiary, or any former affiliate of the Company or any Subsidiary.

          (b)    Termination for Cause.    If a Holder's employment or service with the Company or a Subsidiary of the Company shall be terminated by the Company or such Subsidiary for "cause" during the Restriction Period with respect to any Restricted Shares or Restricted Stock Units or prior to any Option or SAR becoming exercisable or being exercised in full or prior to the payment in full of any Cash Award (for these purposes, "cause" shall have the meaning ascribed thereto in any employment or consulting agreement to which such Holder is a party or, in the absence thereof, shall include insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform such Holder's duties and responsibilities for any reason other than illness or incapacity; provided, however, that if such termination occurs within 12 months after an Approved Transaction or Control Purchase or Board Change, termination for "cause" shall mean only a felony conviction for fraud, misappropriation, or embezzlement), then, unless otherwise determined by the Committee and provided in the applicable Agreement, (i) all Options and SARs and all unpaid Cash Awards held by such Holder shall immediately terminate, and (ii) such Holder's rights to all Restricted Shares, Restricted Stock Units, Retained Distributions, any unpaid Dividend Equivalents and any related cash amounts shall be forfeited immediately

          (c)    Miscellaneous.    The Committee may determine whether any given leave of absence constitutes a termination of employment or service; provided, however, that for purposes of the Plan, (i) a leave of absence, duly authorized in writing by the Company for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed 90 days, and (ii) a leave of absence in excess of 90 days, duly authorized in writing by the Company provided the employee's right to reemployment is guaranteed either by statute or contract, shall not be deemed a termination of employment. Unless otherwise determined by the Committee and provided in the applicable Agreement, Awards made under the Plan shall not be affected by any change of employment or service so long as the Holder continues to be an employee, director or independent contractor of the Company.

        10.3    Right of Company to Terminate Employment or Service.    Nothing contained in the Plan or in any Award, and no action of the Company or the Committee with respect thereto, shall confer or be construed to confer on any Holder any right to continue in the employ or service of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any Subsidiary of the Company to terminate the employment or service of the Holder at any time, with or without cause, subject, however, to the provisions of any employment or consulting agreement between the Holder and the Company or any Subsidiary of the Company, or in the case of a director, to the charter and bylaws, as the same may be in effect from time to time.

        10.4    Nonalienation of Benefits.    Except as set forth herein, no right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, garnishment, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, garnish, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the Person entitled to such benefits.

        10.5    Written Agreement.    Each Award under the Plan shall be evidenced by a written agreement, in such form as the Committee shall approve from time to time in its discretion, specifying the terms and provisions of such Award which may not be inconsistent with the provisions of the Plan; provided, however, that if more than one type of Award is made to the same Holder, such Awards may be evidenced by a single Agreement with such Holder. Each grantee of an Option, SAR, Restricted Shares, Restricted Stock Units or Performance Award (including a Cash Award) shall be notified promptly of such grant, and a written Agreement shall be promptly delivered by the Company. Any such written Agreement may contain (but shall not be required to contain) such provisions as the Committee deems appropriate to insure that the penalty provisions of Section 4999 of the Code will not apply to any stock or cash received by the Holder from the Company. Any such Agreement may be supplemented or amended from time to time as approved by the Committee as contemplated by Section 10.7(b).

        10.6    Nontransferability.    Unless otherwise determined by the Committee and expressly provided for in an Agreement, Awards are not transferable (either voluntarily or involuntarily), before or after a Holder's death, except as follows: (a) during the Holder's lifetime, pursuant to a Domestic Relations Order, issued by a court of competent jurisdiction, that is not contrary to the terms and conditions of the Plan or any applicable Agreement, and in a form acceptable to the Committee; or (b) after the Holder's death, by will or pursuant to the applicable laws of descent and distribution, as may be the case. Any person to whom Awards are transferred in accordance with the provisions of the preceding sentence shall take such Awards subject to all of the terms and conditions of the Plan and any applicable Agreement.

        10.7    Termination and Amendment.

          (a)    General.    Unless the Plan shall theretofore have been terminated as hereinafter provided, no Awards may be made under the Plan on or after the fifth anniversary of the Effective Date. The Plan may be terminated at any time prior to such date and may, from time to time, be suspended or discontinued or modified or amended if such action is deemed advisable by the Committee.

          (b)    Modification.    No termination, modification or amendment of the Plan may, without the consent of the Person to whom any Award shall theretofore have been granted, adversely affect the rights of such Person with respect to such Award. No modification, extension, renewal or other change in any Award granted under the Plan shall be made after the grant of such Award, unless the same is consistent with the provisions of the Plan. With the consent of the Holder and subject to the terms and conditions of the Plan (including Section 10.7(a)), the Committee may amend outstanding Agreements with any Holder, including any amendment which would (i) accelerate the time or times at which the Award may be exercised and/or (ii) extend the scheduled expiration date of the Award. Without limiting the generality of the foregoing, the Committee may, but solely with the Holder's consent unless otherwise provided in the Agreement, agree to cancel any Award under the Plan and grant a new Award in substitution therefor, provided that the Award so substituted shall satisfy all of the requirements of the Plan as of the date such new Award is made. Nothing contained in the foregoing provisions of this Section 10.7(b) shall be construed to prevent the Committee from providing in any Agreement that the rights of the Holder with respect to the Award evidenced thereby shall be subject to such rules and regulations as the Committee may, subject to the express provisions of the Plan, adopt from time to time or impair the enforceability of any such provision.

        10.8    Government and Other Regulations.    The obligation of the Company with respect to Awards shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including the effectiveness of any registration statement required under the Securities Act of 1933, and the rules and regulations of any securities exchange or association on which the Common Stock may be listed or quoted. For so long as any series of Common Stock are registered under the Exchange Act, the Company shall use its reasonable efforts to comply with any legal requirements (i) to maintain a registration statement in effect under the Securities Act of 1933 with respect to all shares of the applicable series of Common Stock that may be issuable, from time to time, to Holders under the Plan and (ii) to file in a timely manner all reports required to be filed by it under the Exchange Act. Notwithstanding any other provision in the Plan to the contrary, if, at the time of vesting or exercise of an Award that would otherwise require the Company to issue shares of Common Stock, the Company is prohibited by applicable law from settling such Award in Common Stock, then the Committee may, in its sole discretion, settle such Awards in cash, by payment to the Holder of an amount in cash equal to the then Fair Market Value of the shares otherwise deliverable upon such vesting or exercise, less the amount of any applicable exercise or purchase price.

        10.9    Withholding.    The Company's obligation to deliver shares of Common Stock or pay cash in respect of any Award under the Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of an Award, upon the exercise of any Option or SAR or upon the vesting of, or expiration of restrictions with respect to, Restricted Shares or Restricted Stock Units or the satisfaction of the Performance Objectives applicable to a Performance Award, as appropriate, may, in the discretion of the Committee, be paid in shares of Common Stock already owned by the Holder or through the withholding of shares otherwise issuable to such Holder, upon such terms and conditions (including the conditions referenced in Section 6.5) as the Committee shall determine. If the Holder shall fail to pay, or make arrangements satisfactory to the Committee for the payment to the Company of, all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Holder an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company with respect to such Award.

        10.10    Nonexclusivity of the Plan.    The adoption of the Plan by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

        10.11    Exclusion from Other Plans.    By acceptance of an Award, unless otherwise provided in the applicable Agreement, each Holder shall be deemed to have agreed that such Award is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan, program or policy of the Company or any Subsidiary of the Company. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that such Award will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Holder which is payable to such beneficiary under any life insurance plan of the Company or any Subsidiary of the Company.

        10.12    Unfunded Plan.    Neither the Company nor any Subsidiary of the Company shall be required to segregate any cash or any shares of Common Stock which may at any time be represented by Awards, and the Plan shall constitute an "unfunded" plan of the Company. Except as provided in Article VIII with respect to Awards of Restricted Shares and except as expressly set forth in an Agreement, no Holder shall have voting or other rights with respect to the shares of Common Stock covered by an Award prior to the delivery of such shares. Neither the Company nor any Subsidiary of the Company shall, by any provisions of the Plan, be deemed to be a trustee of any shares of Common Stock or any other property, and the liabilities of the Company and any Subsidiary of the Company to any Holder pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by or pursuant to the Plan, and the rights of any Holder, former service provider or beneficiary under the Plan shall be limited to those of a general creditor of the Company or the applicable Subsidiary of the Company, as the case may be. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations of the Company under the Plan, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

        10.13    Governing Law.    The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

        10.14    Accounts.    The delivery of any shares of Common Stock and the payment of any amount in respect of an Award shall be for the account of the Company or the applicable Subsidiary of the Company, as the case may be, and any such delivery or payment shall not be made until the recipient shall have paid or made satisfactory arrangements for the payment of any applicable withholding taxes as provided in Section 10.9.

        10.15    Legends.    Any statement of ownership evidencing shares of Common Stock subject to an Award shall bear such legends as the Committee deems necessary or appropriate to reflect or refer to any terms, conditions or restrictions of the Award applicable to such shares, including any to the effect that the shares represented thereby may not be disposed of unless the Company has received an opinion of counsel, acceptable to the Company, that such disposition will not violate any federal or state securities laws.

        10.16    Company's Rights.    The grant of Awards pursuant to the Plan shall not affect in any way the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

        10.17    Section 409A.    The Plan and the Awards made hereunder are intended to be (i) "stock rights" exempt from Section 409A of the Code ("Section 409A") pursuant to Treasury Regulations § 1.409A-1(b)(5), (ii) "short-term deferrals" exempt from Section 409A or (iii) payments which are deferred compensation and paid in compliance with Section 409A, and the Plan and each Agreement shall be interpreted and administered accordingly. Any adjustments of Awards intended to be "stock rights" exempt from Section 409A pursuant to Treasury Regulations § 1.409A-1(b)(5) shall be conducted in a manner so as not to constitute a grant of a new stock right or a change in the time and form of payment pursuant to Treasury Regulations §1.409A-1(b)(5)(v). In the event an Award is not exempt from Section 409A, (x) payment pursuant to the relevant Agreement shall be made only on a permissible payment event or at a specified time in compliance with Section 409A, (y) no accelerated payment shall be made pursuant to Section 10.1(b) unless the Board Change, Approved Transaction or Control Purchase constitutes a "change in control event" under Treasury Regulations §1.409A-3(i)(5) or otherwise constitutes a permissible payment event under Section 409A and (z) no amendment or modification of such Award may be made except in compliance with the anti-deferral and anti-acceleration provisions of Section 409A. No deferrals of compensation otherwise payable under the Plan or any Award shall be allowed, whether at the discretion of the Company or the Holder, except in a manner consistent with the requirements of Section 409A. If a Holder is identified by the Company as a "specified employee" within the meaning of Code Section 409A(a)(2)(B)(i) on the date on which such Holder has a "separation from service" (other than due to death) within the meaning of Treasury Regulation § 1.409A-1(h), any Award payable or settled on account of a separation from service that is deferred compensation subject to Section 409A shall be paid or settled on the earliest of (1) the first business day following the expiration of six months from the Holder's separation from service, (2) the date of the Holder's death, or (3) such earlier date as complies with the requirements of Section 409A.

        10.18    Administrative Blackouts.    In addition to its other powers hereunder, the Committee has the authority to suspend (i) the exercise of Options or SARs and (ii) any other transactions under the Plan as it deems necessary or appropriate for administrative reasons.

        10.19    Clawback Policy.    Notwithstanding any other provisions in this Plan, any Award shall be subject to recovery or clawback by the Company under any clawback policy adopted by the Company in accordance with SEC regulations or other applicable law, as amended or superseded from time to time.

        10.20    Stock Ownership Guidelines.    Any Award shall be subject to any applicable stock ownership guidelines adopted by the Company, as amended or superseded from time to time.

MMMMMMMMMMMM . MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 20, 2017. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.envisionreports.com/LEXEA • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch-tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, FOR Proposals 2, 3 and 5 and in favor of every 3 Years for Proposal 4. + 1. Election of Directors: For Withhold For Withhold For Withhold 01 - John C. Malone 02 - Stephen M. Brett 03 - Gregg L. Engles 04 - Scott W. Schoelzel 05 - Christopher W. Shean For Against Abstain ForAgainst Abstain 2. A proposal to adopt the Liberty Expedia Holdings, Inc. 2016 Omnibus Incentive Plan. 3 Years 3. The say-on-pay proposal, to approve, on an advisory basis, the compensation of our named executive officers. 2 Years 1 Year Abstain 4. The say-on-frequency proposal, to approve, on an advisory basis, the frequency at which stockholders are provided an advisory vote on the compensation of our named executive officers. 5. A proposal to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2017. Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X3 2 7 6 5 0 1 02KDTE MMMMMMMMM C B A Annual Meeting Proxy Card1234 5678 9012 345 X IMPORTANT ANNUAL MEETING INFORMATION

. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — LIBERTY EXPEDIA HOLDINGS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS JUNE 20, 2017 The undersigned hereby appoint(s) Richard N. Baer and Wade D. Haufschild, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series A common stock and/or Series B common stock held by the undersigned at the Annual Meeting of Stockholders to be held at 8:00 a.m., local time, on June 20, 2017, at the corporate offices of Liberty Expedia Holdings, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112 and any adjournment or postponement thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR PROPOSALS 2, 3 AND 5 AND IN FAVOR OF EVERY “3 YEARS” FOR PROPOSAL 4. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE

NNNNNNNNNNNN . + NNNNNN C 1234567890 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.envisionreports.com/LEXEA • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Important Notice Regarding the Availability of Proxy Materials for the Liberty Expedia Holdings, Inc. Stockholder Meeting to be Held on June 20, 2017 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at: www.envisionreports.com/LEXEA Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/LEXEA to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. ,l; When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before June 6, 2017 to facilitate timely delivery. + 2 N O T C O Y 02KD5F NNNNNNNNN Stockholder Meeting Notice1234 5678 9012 345 IMPORTANT ANNUAL MEETING INFORMATION

. Liberty Expedia Holdings, Inc.’s Annual Meeting of Stockholders will be held on June 20, 2017 at the corporate offices of Liberty Expedia Holdings, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112 at 8:00 a.m., local time. For directions to the Annual Meeting of Stockholders (where you may vote in person), please call (720) 875-5800. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR all nominees listed in Proposal 1, FOR Proposals 2, 3 and 5 and in favor of every 3 YEARS for Proposal 4: 1. Election of Directors. Nominees: 01-John C. Malone 02-Stephen M. Brett 03-Gregg L. Engles 04-Scott W. Schoelzel 05-Christopher W. Shean 2. A proposal to adopt the Liberty Expedia Holdings, Inc. 2016 Omnibus Incentive Plan. 3. The say-on-pay proposal, to approve, on an advisory basis, the compensation of our named executive officers. 4. The say-on-frequency proposal, to approve, on an advisory basis, the frequency at which stockholders are provided an advisory vote on the compensation of our named executive officers. 5. A proposal to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2017. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.envisionreports.com/LEXEA. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Email – Send an email to investorvote@computershare.com with “Proxy Materials Liberty Expedia Holdings, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by June 6, 2017. g g 02KD5F Stockholder Meeting Notice